                                                                   EXHIBIT 99.10












      =====================================================================

                 $150,000,000 15% Senior Secured Notes due 2003

                                    INDENTURE

                                     between

                       TRANSAMERICAN REFINING CORPORATION,
                               a Texas corporation

                                    as Issuer

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee

                          Dated as of December __, 1998

      =====================================================================



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

                              CROSS-REFERENCE TABLE
  TIA                                                                           INDENTURE
SECTION                                                                         SECTION

310 (a)(1)        ..........................................................    7.10
    (a)(2)        ..........................................................    7.10
    (a)(3)        ..........................................................    N.A.
    (a)(4)        ..........................................................    N.A.
    (a)(5)        ..........................................................    7.10
    (b)           ..........................................................    7.8; 7.10
    (c)           ..........................................................    N.A.
311 (a)           ..........................................................    7.11
    (b)           ..........................................................    7.11
    (c)           ..........................................................    N.A.
312 (a)           ..........................................................    2.5
    (b)           ..........................................................    12.3
    (c)           ..........................................................    12.3
313 (a)           ..........................................................    7.6
    (b)(1)        ..........................................................    7.6
    (b)(2)        ..........................................................    7.6
    (c)           ..........................................................    7.6; 12.2
    (d)           ..........................................................    7.6
314 (a)           ..........................................................    4.7; 4.8; 12.2
    (b)           ..........................................................    11.2(b)
    (c)(1)        ..........................................................    2.2; 7.2; 11.4(b);
                  ..........................................................    12.4
    (c)(2)        ..........................................................    7.2; 11.4(b); 12.4
    (c)(3)        ..........................................................    N.A.
    (d)           ..........................................................    11.2(b); 11.4(b)
    (e)           ..........................................................    12.5
    (f)           ..........................................................    N.A.
315 (a)           ..........................................................    7.1(b)
    (b)           ..........................................................    7.5; 12.2
    (c)           ..........................................................    7.1(a)
    (d)           ..........................................................    6.11; 7.1(c)
    (e)           ..........................................................    6.13
316 (a)(last sentence)......................................................    2.9
    (a)(1)(A)     ..........................................................    6.11
    (a)(1)(B)     ..........................................................    6.12
    (a)(2)        ..........................................................    N.A.
    (b)           ..........................................................    6.12; 6.8
    (c)           ..........................................................    9.4; 10.5
317 (a)(1)        ..........................................................    6.3
    (a)(2)        ..........................................................    6.4
    (b)           ..........................................................    2.4
318 (a)           ..........................................................    12.1

---------------

N.A.  means Not Applicable

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of this Indenture.


                                TABLE OF CONTENTS
                                                                                           PAGE
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
Article I DEFINITIONS AND INCORPORATION BY REFERENCE.........................................1

        Section 1.1   Definitions............................................................1
        Section 1.2   Incorporation by Reference of TIA.....................................26
        Section 1.3   Rules of Construction.................................................26


Article II THE NOTES........................................................................27

        Section 2.1   Form and Dating.......................................................27
        Section 2.2   Execution and Authentication..........................................27
        Section 2.3   Registrar and Paying Agent............................................28
        Section 2.4   Paying Agent to Hold Assets in Trust..................................29
        Section 2.5   Noteholder Lists......................................................29
        Section 2.6   Transfer and Exchange of Definitive Notes.............................29
        Section 2.7   Replacement Notes.....................................................33
        Section 2.8   Outstanding Notes.....................................................33
        Section 2.9   Treasury Notes........................................................34
        Section 2.10  Temporary Notes.......................................................34
        Section 2.11  Cancellation..........................................................34
        Section 2.12  Defaulted Interest....................................................34
        Section 2.13  Computation of Interest...............................................35
        Section 2.14  Legends...............................................................35
        Section 2.15  PIK Notes.............................................................36
        Section 2.16  Additional Notes......................................................36


Article III REDEMPTION......................................................................37

        Section 3.1   Right of Redemption...................................................37
        Section 3.2   Notices to Trustee....................................................37
        Section 3.3   Selection of Notes to Be Redeemed.....................................37
        Section 3.4   Notice of Redemption..................................................37
        Section 3.5   Effect of Notice of Redemption........................................38
        Section 3.6   Deposit of Redemption Price...........................................39
        Section 3.7   Notes Redeemed in Part................................................39


Article IV COVENANTS........................................................................39

        Section 4.1   Payment of Notes......................................................39
        Section 4.2   Maintenance of Office or Agency.......................................40
        Section 4.3   Limitation on Restricted Payments.....................................40
        Section 4.4   Corporate Existence...................................................41
        Section 4.5   Payment of Taxes and Other Claims.....................................42

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
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        Section 4.6   Maintenance of Properties and Insurance...............................42
        Section 4.7   Compliance Certificate; Notice of Default.............................43
        Section 4.8   Commission Reports....................................................43
        Section 4.9   Limitation on Status as Investment Company or Public Utility Company..44
        Section 4.10  Limitation on Transactions with Related Persons.......................44
        Section 4.11  Limitation on Incurrences of Additional Debt and Issuances of Disqualified
                      Capital Stock.........................................................45
        Section 4.12  Limitations on Restricting Subsidiary Dividends.......................47
        Section 4.13  Limitation on Liens...................................................48
        Section 4.14  Waiver of Stay; Extension or Usury Laws...............................48
        Section 4.15  Separate Existence and Formalities....................................49
        Section 4.16  [INTENTIONALLY OMITTED]...............................................50
        Section 4.17  Repurchase of Notes at the Option of the Holder Upon a
                      Change of Control ....................................................50
        Section 4.18  Minimum Consolidated Adjusted EBITDA..................................51
        Section 4.19  Guarantee by Subsidiaries.............................................51
        Section 4.20  Limitation on Asset Sales.............................................52
        Section 4.21  Limitation on Line of Business........................................53
        Section 4.22  Automatic Payment Upon Completion of Phase II.........................53
        Section 4.23  Event of Loss.........................................................54
        Section 4.24  Compliance with Environmental Laws....................................55
        Section 4.25  Maintenance of Rights.................................................56
        Section 4.26  Use of Proceeds.......................................................56
        Section 4.27  Independent Engineer..................................................56
        Section 4.28  Amendments, Waivers and Enforcement of Certain Agreements.............56
        Section 4.29  Modifications of Charter Documents....................................57
        Section 4.30  Capital Expenditures..................................................57
        Section 4.31  Notice of Default.....................................................57
        Section 4.32  Limitation on Issuance of Preferred Stock by Subsidiaries.............57


Article V SUCCESSOR CORPORATION.............................................................57

        Section 5.1   When the Company and its Subsidiaries May Merge, Etc..................57
        Section 5.2   Successor Corporation Substituted.....................................58


Article VI EVENTS OF DEFAULT AND REMEDIES...................................................59

        Section 6.1   Events of Default.....................................................59
        Section 6.2   Acceleration of Maturity Date; Rescission and Annulment...............61
        Section 6.3   Collection of Indebtedness and Suits for Enforcement by Trustee.......62
        Section 6.4   Trustee May File Proofs of Claim......................................63
        Section 6.5   Trustee May Enforce Claims Without Possession of Notes................63
        Section 6.6   Priorities............................................................64
        Section 6.7   Limitation on Suits...................................................64

                                       ii

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                                                                                           PAGE
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
        Section 6.8   Unconditional Right of Holders to Receive Principal, Premium and
                      Interest .............................................................65
        Section 6.9   Rights and Remedies Cumulative........................................65
        Section 6.10  Delay or Omission Not Waiver..........................................65
        Section 6.11  Control by Holders....................................................65
        Section 6.12  Waiver of Past Default................................................66
        Section 6.13  Undertaking for Costs.................................................66
        Section 6.14  Restoration of Rights and Remedies....................................66


Article VII TRUSTEE.........................................................................67

        Section 7.1   Duties of Trustee.....................................................67
        Section 7.2   Rights of Trustee.....................................................68
        Section 7.3   Individual Rights of Trustee..........................................69
        Section 7.4   Trustee's Disclaimer..................................................69
        Section 7.5   Notice of Default.....................................................69
        Section 7.6   Reports by Trustee to Holders.........................................69
        Section 7.7   Compensation and Indemnity............................................70
        Section 7.8   Replacement of Trustee................................................71
        Section 7.9   Successor Trustee by Merger, Etc......................................72
        Section 7.10  Eligibility; Disqualification.........................................72
        Section 7.11  Preferential Collection of Claims against Company.....................72
        Section 7.12  No Bond...............................................................72
        Section 7.13  Condition to Action...................................................72
        Section 7.14  Investment............................................................72


Article VIII SATISFACTION AND DISCHARGE.....................................................73

        Section 8.1   [INTENTIONALLY OMITTED]...............................................73
        Section 8.2   Termination of Obligations Upon Cancellation of the Notes.............73
        Section 8.3   Survival of Certain Obligations.......................................73
        Section 8.4   Acknowledgment of Discharge by Trustee................................73
        Section 8.5   [INTENTIONALLY OMITTED]...............................................73
        Section 8.6   [INTENTIONALLY OMITTED]...............................................73
        Section 8.7   Reinstatement.........................................................73


Article IX AMENDMENTS, SUPPLEMENTS AND WAIVERS..............................................74

        Section 9.1   Supplemental Indentures Without Consent of Holders....................74
        Section 9.2   Amendments, Supplemental Indentures and Waivers with Consent of Holders............................................................75
        Section 9.3   Compliance with TIA...................................................76
        Section 9.4   Revocation and Effect of Consents.....................................76
        Section 9.5   Notation on or Exchange of Notes......................................77
        Section 9.6   Trustee to Sign Amendments, Etc.......................................77


                                      iii

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

                                                                                           PAGE
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
Article X MEETINGS OF NOTEHOLDERS...........................................................77

        Section 10.1  Purposes for Which Meetings May Be Called.............................77
        Section 10.2  Manner of Calling Meetings............................................78
        Section 10.3  Call of Meetings by Company or Holders................................78
        Section 10.4  Who May Attend and Vote at Meetings...................................78
        Section 10.5  Regulations May Be Made by Trustee; Conduct of the Meeting; Voting
                      Rights; Adjournment...................................................79
        Section 10.6  Voting at the Meeting and Record to Be Kept...........................79
        Section 10.7  Exercise of Rights of Trustee or Noteholders May Not Be Hindered
                      or Delayed by Call of Meeting.........................................80


Article XI SECURITY.........................................................................80

        Section 11.1  Grant of Security Interest............................................80
        Section 11.2  Recording; Opinions of Counsel........................................80
        Section 11.3  Disposition of Certain Collateral Without Requesting Release..........81
        Section 11.4  Requesting Release of Collateral......................................82
        Section 11.5  Substitute Collateral Other Than Cash Collateral......................84
        Section 11.6  Release Upon Satisfaction and Discharge of this Indenture.............85
        Section 11.7  Reliance on Opinion of Counsel........................................85
        Section 11.8  Purchaser May Rely....................................................85
        Section 11.9  Payment of Expenses...................................................85
        Section 11.10 Trustee's Duties......................................................86
        Section 11.11 Authorization of Actions to be Taken by the Trustee Under the Security
                      Documents.............................................................86


Article XII MISCELLANEOUS...................................................................87

        Section 12.1  TIA Controls..........................................................87
        Section 12.2  Notices...............................................................87
        Section 12.3  Communications by Holders with Other Holders..........................88
        Section 12.4  Certificate and Opinion as to Conditions Precedent....................88
        Section 12.5  Statements Required in Certificate or Opinion.........................88
        Section 12.6  Rules by Trustee, Paying Agent, Registrar.............................89
        Section 12.7  Legal Holidays........................................................89
        Section 12.8  Governing Law.........................................................89
        Section 12.9  No Adverse Interpretation of Other Agreements.........................89
        Section 12.10 No Recourse against Others............................................90
        Section 12.11 Successors............................................................90
        Section 12.12 Duplicate Originals...................................................90
        Section 12.13 Severability..........................................................90
        Section 12.14 Table of Contents, Headings, Etc......................................90

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

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
SIGNATURES .................................................................................90

EXHIBITS

        Exhibit A -   Form of Note
        Exhibit B -   Certificate of Transferor
        Exhibit C -   Form of Mortgage
        Exhibit D -   Form of Security Agreement
        Exhibit E -   Company's Board Resolutions
        Exhibit F -   Form of Construction Collateral and Disbursement Agreement

Note: This Table of Contents shall not, for any purpose, be deemed to be part of this Indenture.

               INDENTURE, dated as of December __ , 1998, between TRANSAMERICAN REFINING CORPORATION, a Texas corporation (together with its successors and permitted assigns, the "COMPANY"), and THE BANK OF NEW YORK, a New York banking corporation, as Trustee.

               Each party hereto agrees as follows for the benefit of each other party and for the equal and ratable benefit of the Holders of the Company's 15% Senior Secured Notes due 2003:

                                   ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

        Section 1.1 Definitions.

        "ACCELERATION NOTICE" shall have the meaning specified in Section 6.2.

        "ADDITIONAL NOTES" shall have the meaning specified in Section 2.16.

        "ADJUSTED CONSOLIDATED NET INCOME" of any Person for any period means the net income (loss) of such Person and its consolidated Subsidiaries for such period, determined in accordance with GAAP, excluding (without duplication) (i) all extraordinary gains, (ii) the net income, if positive, of any other Person, other than a consolidated Subsidiary, in which such Person or any of its consolidated Subsidiaries has an interest, except to the extent of the amount of any dividends or distributions actually paid in cash to such Person or a consolidated Subsidiary of such Person during such period, (iii) the net income, if positive, of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition and (iv) the net income, if positive, of any Subsidiary of such Person to the extent that the declaration or payment of dividends or similar distributions is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule, or governmental regulation applicable to such Subsidiary.

        "ADJUSTED NET ASSETS" of a Guarantor means the lesser of (a) the amount by which the Guarantor's Property, at a fair valuation, exceeds the sum of its debts (including unliquidated or contingent debts), (b) the amount by which the present fair salable value of the Guarantor's assets exceeds the amount that will be required to pay its probable liability on its existing debts as they become absolute and matured, (c) the amount by which the Guarantor's assets exceed the maximum amount that would constitute unreasonably small capital for its business or (d) the amount by which the Guarantor's assets exceed the amount that such Guarantor should reasonably retain to pay its debts (including unliquidated or contingent debts) as they mature.

        "AFFILIATE" means, with respect to any specified Person, (i) any other Person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified Person or (ii) any officer, director or controlling shareholder of such other Person. For purposes of this definition, the term "control" means (a) the power to direct the management and policies of a Person, directly or through one or more intermediaries, whether through the ownership of voting securities, by contract, or otherwise, or (b) without limiting the foregoing, the beneficial ownership of 5% or more of the voting power of the voting common equity of such Person (on a fully diluted basis) or of warrants or other rights to acquire such equity (regardless of whether presently exercisable). Notwithstanding the foregoing, none of the Holders shall be deemed "Affiliates" of the Company or any of its Subsidiaries.

        "AGENT" means any Registrar, Paying Agent or co-Registrar.

        "APPRAISAL" means, when used with respect to the valuation of any Property, an appraisal prepared by an Appraiser as to the Appraised Value of such Property.

        "APPRAISED VALUE" means, with respect to any Property at any date, the then current fair market value of such Property as set forth in the most recent Appraisal.

        "APPRAISER" means an independent appraiser of national recognition qualified to appraise the Property appraised.

        "ASBESTOS" shall have the meaning provided under any relevant Environmental Laws and shall include, without limitation, asbestos fibers and friable asbestos, as such terms are defined under the relevant Environmental Laws.

        "ASSET SALE" means any direct or indirect conveyance, sale, transfer or other disposition, excluding through damage or destruction for which Insurance Proceeds are paid or by condemnation, in one transaction or a series of related transactions, of any of the properties, businesses or assets of the Company or any Subsidiary of the Company, whether owned on the Issue Date or thereafter acquired; provided, however, that "Asset Sale" shall not include any pledge or disposition of assets (if such pledge or disposition would otherwise constitute an Asset Sale) to the extent and only to the extent that it results in the creation of a Permitted Lien or in connection with the Transaction on the Issue Date.

        "ASSET SALE AGREEMENTS" means the agreement pursuant to which TARC transfers certain assets and liabilities to TCR Holding and TCR Holding transfers certain assets and liabilities to TransContinental, made as part of the Transaction on the Issue Date.

        "ATTRIBUTABLE DEBT" in respect of a Sale and Leaseback Transaction means, at the time of determination, the present value (discounted at the rate of interest implicit in such transaction, determined in accordance with GAAP or, in the event that such rate of interest is not reasonably determinable, discounted at the rate of interest borne by the Notes) of the obligation of the lessee for net rental payments during the remaining term of the lease included in such Sale and Leaseback Transaction (including any period for which such lease has been extended or may, at the option of the lessor, be extended).

        "BANKRUPTCY LAW" means Title 11, U.S. Code or any similar Federal, state or foreign law for the relief of debtors.

        "BOARD OF DIRECTORS" means, with respect to any Person, the Board of Directors of such Person or any committee of the Board of Directors of such Person authorized, with respect to any particular matter, to exercise the power of the Board of Directors of such Person.

        "BOARD RESOLUTION" means, with respect to any Person, a duly adopted resolution of the Board of Directors of such Person.

        "BORROWING BASE" means, as of any date, an amount equal to the sum of
(a) 90% of the book value of all accounts receivable owned by the Company and its Subsidiaries (excluding any accounts receivable that are more than 90 days past due, less (without duplication) the allowance for doubtful accounts attributable to such current accounts receivable) calculated on a consolidated basis and in accordance with GAAP and (b) 85% of the current market value of all inventory owned by the Company and its Subsidiaries as of such date. To the extent that information is not available as to the amount of accounts receivable and inventory as of a specific date, the Company may utilize, to the extent reasonable, the most recent available information for purposes of calculating the Borrowing Base.

        "BUDGET" shall have the meaning given to such term in the Construction Collateral and Disbursement Agreement.

        "BUSINESS DAY" means a day that is not a Legal Holiday in New York, Louisiana, Texas or California.

        "CAPITAL EXPENDITURES" of a Person means expenditures (whether paid in cash or accrued as a liability) by such Person or any of its Subsidiaries that, in conformity with GAAP, are or would be included in "capital expenditures," "additions to Property, plant, or equipment" or comparable items in the consolidated financial statements of such Person consistent with prior accounting practices.

        "CAPITAL IMPROVEMENT PROGRAM" means the expansion and improvement program of the Company as described in the Offering Circular under the heading "Business -- Capital Improvement Program" as such program subsequently may be modified or expanded by the Company in a manner determined by the Board of Directors of the Company, in their judgment as reflected in a Board Resolution, to improve the potential cash flow of the Company.

        "CAPITAL STOCK" means, with respect to any Person, any capital stock of such Person and shares, interests, participations, or other ownership interests (however designated) of such Person and any rights (other than debt securities convertible into corporate stock), warrants or options to purchase any of the foregoing, including without limitation, each class of common stock and preferred stock of such Person, if such Person is a corporation, and each general or limited partnership interest or other equity interest of such Person, if such Person is a partnership.

        "CAPITALIZED LEASE OBLIGATION" means obligations under a lease that are required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of Debt represented by such obligations shall be the capitalized amount of such obligations, as determined in accordance with GAAP.

        "CASH" means U.S. Legal Tender.

        "CASH EQUIVALENTS" means (a) United States dollars, (b) securities issued, or directly and fully guaranteed or insured, by the United States government or any agency or instrumentality thereof having maturities of not more than one year from the date of acquisition, (c) certificates of deposit with maturities of one year or less from the date of acquisition, bankers' acceptances with maturities not exceeding one year, and overnight bank deposits, in each case, with any Eligible Institution, (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (b) and (c) entered into with any Eligible Institution, (e) commercial paper rated "P-1," "A-1" or the equivalent thereof by Moody's Investors Service, Inc. or Standard & Poor's Corporation, Inc., respectively, and in each case maturing within one year after the date of acquisition, (f) shares of money market funds, including those of the Trustee, that invest solely in United States dollars and securities of the types described in clauses (a) through (e), (g) demand and time deposits and certificates of deposit not meeting the qualifications specified in clause (c) above with any commercial bank organized in the United States or an Eligible Institution; provided that such deposits and certificates support bonds, letters of credit and other similar types of obligations are incurred in the ordinary course of business,
(h) deposits, including deposits denominated in foreign currency, with any Eligible Institution, provided that all such deposits do not exceed $10,000,000 in the aggregate at any one time, and (i) demand or fully insured time deposits used in the ordinary course of business with commercial banks insured by the Federal Deposit Insurance Corporation.

        "CHANGE OF CONTROL" means (i) the liquidation or dissolution of, or the adoption of a plan of liquidation by, the Company or (ii) any transaction, event or circumstance pursuant to which any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable), other than TCR Holding, Trust Company of the West or Jefferies & Company, Inc. or any of their respective Affiliates, is or becomes the "beneficial owner" (as that term is used in Rules 13d-3 and 13d-5 under the Exchange Act, whether or not applicable), directly or indirectly, of more than 50% of the total voting power of the Company's then outstanding Voting Stock; provided that the transactions contemplated by the Transaction to occur on the Issue Date will be deemed not to constitute a Change of Control.

        "CHANGE OF CONTROL OFFER" shall have the meaning specified in Section 4.17.

        "CHANGE OF CONTROL PAYMENT DATE" shall have the meaning specified in
Section 4.17.

        "CHANGE OF CONTROL PURCHASE PRICE" shall have the meaning specified in
Section 4.17.

        "CLOSING DATE" shall mean December 15, 1998.

        "COLLATERAL" means (x) the assets of the Company that are mortgaged or pledged to the Trustee as security for the Notes or in which a security interest is otherwise granted in accordance with the Security Documents and (y) the assets of the Guarantors that are mortgaged or pledged to the Trustee as security for the Guarantees; subject to the release and subordination provisions in Section 11.

        "COMMISSION" means the Securities and Exchange Commission and any successor agency thereof.

        "COMMON STOCK" means the TransContinental's common stock, $0.01 par value.

        "COMPANY" means the party named as such in this Indenture until a successor or permitted assign replaces it pursuant to this Indenture (including, without limitation, TransContinental, upon consummation of the Transaction on the Issue Date and the transactions contemplated by the Asset Sale Agreements) and thereafter means such successor or permitted assign.

        "COMPANY ORDER" means a written request or order signed in the name of the Company by any one of its Chairman of the Board, its President or a Vice President (regardless of vice presidential designation), and by any one of its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

        "CONSOLIDATED ADJUSTED EBITDA" of any Person for any period, unless otherwise provided herein, means (a) the Consolidated Net Income of such Person for such period minus the amount that the Board of Directors of the Company reasonably determines to have constituted Maintenance Capital Expenditures for such period, plus (b) the sum, without duplication (and only to the extent such amounts are deducted from net revenues in determining such Consolidated Net Income), of (i) the provision for income taxes for such period for such Person and its consolidated Subsidiaries, (ii) depreciation, depletion, and amortization of such Person and its consolidated Subsidiaries (but not in excess of such Person's pro rata share of depreciation, depletion and amortization of any such Subsidiary) for such period and (iii) Consolidated Fixed Charges of such Person for such period, determined, in each case, on a consolidated basis for such Person and its consolidated Subsidiaries in accordance with GAAP.

        "CONSOLIDATED FIXED CHARGE COVERAGE RATIO" on any date (the "TRANSACTION DATE") means, with respect to any Person, the ratio, on a pro forma basis, of
(i) the aggregate amount of Consolidated Adjusted EBITDA of such Person (attributable to continuing operations and businesses and exclusive of the amounts attributable to operations and businesses discontinued or disposed of, on a pro forma basis as if such operations and businesses were discontinued or disposed of on the first day of the Reference Period) for the Reference Period to (ii) the aggregate Consolidated Fixed Charges of such Person (exclusive of amounts attributable to discontinued operations and businesses on a pro forma basis as if such operations and businesses were discontinued or disposed of on the first day of the Reference Period, but only to the extent that the obligations giving rise to such Consolidated Fixed Charges would no longer be obligations contributing to such Person's Consolidated Fixed Charges subsequent to the Transaction Date) during the Reference Period; provided, that for purposes of such computation, in calculating Consolidated Adjusted EBITDA and Consolidated Fixed Charges, (a) the transaction giving rise to the need to calculate the Consolidated Fixed Charge Coverage Ratio shall be assumed to have occurred on the first day of the Reference Period, (b) the incurrence of any Debt or issuance of Disqualified Capital Stock or the retirement of any Debt or Disqualified Capital Stock during the Reference Period or subsequent thereto and on or prior to the Transaction Date shall be assumed to have occurred on the first day of such Reference Period and (c) Consolidated Interest Expense attributable to any Debt (whether existing or being incurred) bearing a floating interest rate shall be computed as if the rate in effect on the Transaction Date had been the applicable rate for the entire period, unless such Person or any of its Subsidiaries is a party to a Swap Obligation (that remains in effect for the 12-month period after the Transaction Date) that has the effect of fixing the interest rate on the date of computation, in which case such rate (whether higher or lower) shall be used.

        "CONSOLIDATED FIXED CHARGES" of any Person for any period means (without duplication) the sum of (i) Consolidated Interest Expense of such Person for such period, (ii) dividend requirements of such Person and its consolidated Subsidiaries (whether in cash or otherwise (except dividends payable solely in shares of Qualified Capital Stock)) with respect to Preferred Stock paid, accrued, or scheduled to be paid or accrued during such period, in each case to the extent attributable to such period and excluding items eliminated in consolidation and (iii) fees paid, accrued, or scheduled to be paid or accrued during such period by such Person and its Subsidiaries in respect of performance bonds or other guarantees of payment. For purposes of clause (ii) above, dividend requirements shall be increased to an amount representing the pre-tax earnings that would be required to cover such dividend requirements; accordingly, the increased amount shall be equal to a fraction, the numerator of which is such dividend requirements and the denominator of which is one minus the applicable actual combined effective Federal, state, local, and foreign income tax rate of such Person and its Subsidiaries (expressed as a decimal), on a consolidated basis, for the fiscal year immediately preceding the date of the transaction giving rise to the need to calculate Consolidated Fixed Charges.

        "CONSOLIDATED INTEREST EXPENSE" of any Person means, for any period, the aggregate interest (without duplication), whether expensed or capitalized, paid, accrued, or scheduled to be paid or accrued during such period in respect of all Debt of such Person and its consolidated Subsidiaries (including (i) amortization of deferred financing costs and original issue discount and non-cash interest payments or accruals, (ii) the interest portion of all deferred payment obligations, calculated in accordance with the effective interest method and (iii) all commissions, discounts, other fees, and charges owed with respect to letters of credit and banker's acceptance financing and costs associated with Swap Obligations, in each case to the extent attributable to such period) determined on a consolidated basis in accordance with GAAP. For purposes of this definition, (x) interest on a Capitalized Lease Obligation shall be deemed to accrue at an interest rate reasonably determined to be the rate of interest implicit in such Capitalized Lease Obligation in accordance with GAAP (including Statement of Financial Accounting Standards No. 13 of the Financial Accounting Standards Board), and (y) Consolidated Interest Expense attributable to any Debt represented by the guarantee by such Person or a Subsidiary of such Person other than with respect to Debt of such Person or a Subsidiary of such Person shall be deemed to be the interest expense attributable to the item guaranteed.

        "CONSOLIDATED NET INCOME" of any Person for any period means the net income (loss) of such Person and its consolidated Subsidiaries for such period, determined in accordance with GAAP, excluding (without duplication) (i) all extraordinary, unusual and nonrecurring gains (but not losses), including, without limitation gains (but not losses) arising from Asset Sales, Sale and Leaseback Transactions, dispositions of securities and extinguishment of Debt,
(ii) the net income, if positive, of any other Person, other than a consolidated Subsidiary, in which such

Person or any of its consolidated Subsidiaries has an interest, except to the extent of the amount of any dividends or distributions actually paid in cash to such Person or a consolidated Subsidiary of such Person during such period, but not in excess of such Person's pro rata share of such other Person's aggregate net income earned during such period or earned during the immediately preceding period and not distributed during such period, (iii) the net income, if positive, of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition and (iv) the net income, if positive, of any Subsidiary of such Person to the extent that the declaration or payment of dividends or similar distributions is not at the time permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule, or governmental regulation applicable to such Subsidiary.

        "CONSTRUCTION COLLATERAL AND DISBURSEMENT AGREEMENT" means the Construction Collateral and Disbursement Agreement of even date with this Indenture among the Company, the securities intermediary, the Trustee, the Disbursement Agent and the Independent Engineer, as amended, supplemented or otherwise modified from time to time in accordance with the terms of this Indenture and the other Security Documents.

        "CONSTRUCTION DISBURSEMENT ACCOUNT" means that certain account, to be maintained by the Disbursement Agent pursuant to the terms of the Construction Collateral and Disbursement Agreement, into which the net proceeds will be deposited from (i) the sale of the Notes, (ii) in certain circumstances the Port Commission Bond Financing and (iii) any other financing (other than purchase money financing) conducted by the Company for the purpose of completion of Phase I and Phase II, except in the case of the foregoing clauses (ii) and (iii) to the extent such proceeds are set aside to fund a reserve required by the terms of such financing.

        "CRUDE UNIT" means the No. 2 Crude Unit constructed as part of the Capital Improvement Program.

        "CUSTODIAN" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law.

        "DEBT" means, with respect to any Person, without duplication (i) all liabilities, contingent or otherwise, of such Person (a) for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (b) evidenced by bonds, notes, debentures, or similar instruments or letters of credit or representing the deferred and unpaid balance of the purchase price of any Property acquired by such Person or services received by such Person (other than long-term service or supply contracts which require minimum periodic payments), (c) evidenced by bankers' acceptances or similar instruments issued or accepted by banks or Swap Obligations, (d) for the payment of money relating to a Capitalized Lease Obligation and (e) the Attributable Debt associated with any Sale and Leaseback Transaction; (ii) reimbursement obligations of such Person with respect to letters of credit; (iii) all liabilities of others of the kind described in the preceding clause (i) or (ii) that such Person has guaranteed or that is otherwise its legal liability (to the extent of such guaranty or other legal liability) other than for endorsements, with recourse, of negotiable instruments in the ordinary course of business; (iv) all obligations secured by a Lien (other than Permitted Liens, except to the extent the obligations secured by such Permitted Liens are otherwise included in clause (i), (ii) or (iii) of this definition and are obligations of such Person) to which the Property or assets (including, without limitation, leasehold interests and any other tangible or intangible property rights) of such Person are subject, regardless of whether the obligations secured thereby shall have been assumed by or shall otherwise be such Person's legal liability (but, if such obligations are not assumed by such Person or are not otherwise such Person's legal liability, the amount of such Debt shall be deemed to be limited to the fair market value of such Property or assets determined as of the end of the preceding fiscal quarter); and (v) any and all deferrals, renewals, extensions, refinancings, and refundings (whether direct or indirect) of, or amendments, modifications, or supplements to, any liability of the kind described in any of the preceding clauses (i) through (iv) regardless of whether between or among the same parties.

        "DEFAULT" means an event or condition, the occurrence of which is, or with the lapse of time or giving of notice or both would be, an Event of Default.

        "DEFAULTED INTEREST" shall have the meaning specified in Section 2.12.

        "DEFINITIVE NOTES" means Notes that are in the form of the Notes attached hereto as Exhibit A, and that do not include the information called for by footnotes 1 and 2 thereof.

        "DELAYED COKING UNIT" means the delayed coking unit being constructed as part of the Capital Improvement Program.

        "DEPOSITORY" means the Person specified in Section 2.3 as the Depository with respect to the Notes issuable in global form, until a successor shall have been appointed and become such pursuant to the applicable provision of this Indenture, and, thereafter, "Depository" shall mean or include such successor.

        "DIRECT PURCHASERS" means the Holders who purchase the Notes on the Issue Date directly from the Company.

        "DISBURSEMENT AGENT" means The Bank of New York, together with its successors in such capacity.

        "DISQUALIFIED CAPITAL STOCK" means, with respect to any Person, any Capital Stock of such Person or its Subsidiaries that, by its terms or by the terms of any security into which it is convertible or exchangeable, is, or upon the happening of an event or the passage of time would be, required to be redeemed or repurchased by such Person or its subsidiaries, including at the option of the holder, in whole or in part, or has, or upon the happening of an event or passage of time would have, a redemption or similar payment due, on or prior to December 1, 2003.

        "DTC" means The Depository Trust Company.

        "ELIGIBLE INSTITUTION" means a commercial banking institution that has combined capital and surplus of not less than $250,000,000 and that is rated "A" (or higher) according to Moody's Investors Service, Inc. or Standard & Poor's Corporation, Inc. at the time as of which any Investment or rollover of any Investment therein is made.

        "ENVIRONMENTAL APPROVALS" means Governmental Approvals required under applicable Environmental Laws.

        "ENVIRONMENTAL LAWS" means any and all Federal, state and local Laws (as well as obligations, duties and requirements to avoid liability under common law) relating to: (a) emissions, discharges, spills, releases or threatened releases of pollutants, contaminants, Hazardous Materials, materials containing Hazardous Materials or hazardous or toxic materials or wastes into ambient air, surface water, groundwater, watercourses, publicly or privately-owned treatment works, drains, sewer systems, wetlands, septic systems or onto land surface or subsurface strata; (b) the use, treatment, storage, disposal, handling, manufacturing, transportation or shipment of Hazardous Materials, materials containing Hazardous Materials or hazardous and/or toxic wastes, materials, substances, products or by-products (or of equipment or apparatus containing Hazardous Materials); (c) pollution or the protection of human health, the environment or natural resources; or (d) zoning and land use.

        "EQUIPMENT" means and includes all of the Company's or any of its Subsidiaries' now owned or hereafter acquired Vehicles, rolling stock and related equipment, construction equipment and other assets accounted for as equipment by the Company or its Subsidiaries in its financial statements, all proceeds thereof (from insurance or otherwise), and all documents of title, books, records, ledger cards, files, correspondence and computer files, tapes, disks and related data processing software that at any time evidence or contain information relating to the foregoing; provided that "Equipment" shall not include any assets constituting part of the Company's Refinery or fixed assets used in the Company's processing or storage operations.

        "EVENT OF DEFAULT" shall have the meaning specified in Section 6.1.

        "EVENT OF LOSS" means, with respect to any Collateral, any of the following: (i) any loss, destruction or damage of such Property or asset; (ii) any actual condemnation, seizure or taking by exercise of the power of eminent domain or otherwise of such Property or asset, or confiscation of such Property or asset or the requisition of the use of such Property or asset; or (iii) any settlement in lieu of clause (ii) above or with respect to the institution of any proceedings for any such condemnation, seizure, taking, confiscation or requisition.

        "EVENT OF LOSS OFFER" shall have the meaning specified in Section 4.23.

        "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

        "EXCHANGE AND REGISTRATION RIGHTS AGREEMENT" means the Exchange and Registration Rights Agreement entered into among TARC, TCR Holding, certain holders of Capital Stock of TCR Holding and TransContinental Participating Preferred Stock dated as of the Issue Date.

        "EXCHANGE OFFER" means the offer that may be made by the Company pursuant to the Registration Rights Agreement to exchange Series B Notes for Series A Notes.

        "EXPENSE REIMBURSEMENT AGREEMENT" means the Expense Reimbursement Agreement among TEC, TARC, TCR Holding and TransContinental.

        "FIRST LIEN DEBT" means any Debt or other obligation secured by a Permitted Lien described in clause (c), (d), (f), (g), (h), (i), (j), (l), (n),
(o), (p) (to the extent that the Incurrence of the Permitted Lien to which such clause (p) relates is one of the other clauses listed here), (q) and (t) of the definition of "Permitted Liens," including, in each case, any refinancings thereof.

        "FLUID CATALYTIC CRACKING UNIT " means the MSCC(sm) Fluid Catalytic Cracking Unit being constructed as part of the Capital Improvement Program.

        "GAAP" means generally accepted accounting principles as in effect in the United States on the Issue Date applied on a basis consistent with that used in the preparation of the audited financial statements of the Company incorporated by reference in the Offering Circular.

        "GLOBAL NOTE" means a Note in the form of the Note attached hereto as Exhibit A and that contains the paragraph referred to in footnote 1 and the additional schedule referred to in footnote 2.

        "GOVERNMENTAL APPROVALS" means any authorization, application, consent, approval, order, consent decree, license, franchise, lease, ruling, permit, tariff, rate, certification, exemption, filing or registration by or with any Governmental Authority (including, without limitation, Environmental Approvals, zoning variances, special exceptions and non-conforming uses) relating to the construction, ownership, operation or maintenance of the Refinery.

        "GOVERNMENTAL AUTHORITY" means any government, governmental or quasi-governmental department, ministry, commission, board, bureau, agency, regulatory authority, instrumentality of any government (central or local), judicial, legislative or administrative body, domestic or foreign, federal, state or local, having jurisdiction over the Person or matter in question.

        "GUARANTEE" means any guarantee of the obligations of the Company under this Indenture by any Guarantor.

        "GUARANTOR" means each of TransContinental's Subsidiaries that becomes a guarantor of the Notes in compliance with the provisions of this Indenture.

        "HAZARDOUS MATERIALS" means (i) hazardous materials, hazardous wastes, hazardous substances, extremely hazardous wastes, restricted hazardous wastes, toxic substances, toxic pollutants, contaminants, pollutants or words of similar import, as used under Environmental Laws, including but not limited to the following: the Hazardous Materials Transportation Act, 49 U.S.C. 5101 et seq., the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq., the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. 9601 et seq., the Federal Water Pollution Control Act, 33 U.S.C. 1251 et seq., the Clean Air Act, 42 U.S.C. Section 7401 et seq., the Toxic Substances Control Act, 15 U.S.C. 2601 et seq., the Safe

Drinking Water Act, 42 U.S.C. Section 300f et seq., and the Oil Pollution Act, 33 U.S.C. Section 2701 et seq., as each may be amended from time to time, and their state and local counterparts or equivalents; (ii) petroleum, petroleum products, by-products and wastes, including crude oil and any fractions thereof;
(iii) natural gas, synthetic gas and any mixtures or liquids thereof; (iv) Asbestos and/or any material which contains any hydrated mineral silicate, whether friable or nonfriable; (v) polychlorinated biphenyls ("PCBs"), or PCB-containing materials or fluids; (vi) radon; (vii) any other hazardous radioactive, toxic or noxious substance, material, pollutant, or solid, liquid or gaseous waste; and (viii) any substance that, whether by its nature or its use, is subject to regulation under any Environmental Law or with respect to which any Federal, state or local Environmental Law or governmental agency requires environmental investigation, monitoring or remediation.

        "HDS UNIT" means the hydrodesulfurization unit being constructed as part of the Capital Improvement Program.

        "HOLDER" means the Person in whose name a Note is registered on the Registrar's books.

        "INCUR" or, as appropriate, "INCURRENCE" shall have the meaning specified in Section 4.11.

        "INDENTURE" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof.

        "INDEPENDENT ENGINEER" means Turner, Mason & Company and any successor independent engineer appointed in accordance with the terms of the Construction Collateral and Disbursement Agreement.

        "INSURANCE PROCEEDS" means the interest in and to all proceeds (net of costs of collection, including reasonable attorney's fees) which now or hereafter may be paid under any insurance policies now or hereafter obtained by or on behalf of the Company or any Guarantor in connection with any Collateral, together with interest payable thereon and the right to collect and receive the same, including, without limitation, proceeds of casualty insurance, title insurance, business interruption insurance and any other insurance now or hereafter maintained with respect to such Collateral.

        "INTEREST PAYMENT DATE" means the stated due date of an installment of interest on the Notes.

        "INTEREST RATE OR CURRENCY AGREEMENT" of any Person means any forward contract, futures contract, swap, option or other financial agreement or arrangement (including, without limitation, caps, floors, collars, puts and similar agreements) relating to, or the value of which is dependent upon, interest rates or currency exchange rates.

        "INVENTORY" means and includes, as to any Person, all now owned or hereafter acquired feedstock, raw materials, work or materials in process and refined petroleum products, all proceeds thereof (from insurance or otherwise), all documents of title,

(excluding copies thereof retained by such Person) and copies of each of the following (excluding copies thereof retained by such Person): all books, records, ledger cards, files and correspondence that at any time evidence or contain information relating to the foregoing.

        "INVESTMENT" by any Person in any other Person means: (a) the acquisition (whether for cash, Property, services, securities or otherwise) of capital stock, bonds, notes, debentures, partnership, or other ownership interests or other securities of such other Person or any agreement to make any such acquisition; (b) the making by such Person of any deposit with, or advance, loan or other extension of credit to such other Person (including the purchase of Property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such Property to such other Person) and (without duplication) any amount committed to be advanced, loaned or extended to such other Person; (c) the entering into of any guarantee of, or other contingent obligation with respect to, Debt or other liability of such other Person; (d) the entering into of any Swap Obligation with such other Person; or
(e) the making of any capital contribution by such Person to such other Person.

        "INVESTMENT GRADE RATING" means, with respect to any Person or issue of debt securities or preferred stock, a rating in one of the four highest letter rating categories (without regard to "+" or "--" or other modifiers) by any rating agency or if any such rating agency has ceased using letter rating categories or the four highest of such letter rating categories are not considered to represent "investment grade" ratings, then the comparable "investment grade" ratings (as designated by any such rating agency).

        "ISSUE DATE" means the date of first issuance of the Notes under this Indenture.

        "LAW" means any statute, law, rule, regulation, ordinance, order, code, policy or rule of common law or any published guideline or policy having the force of law, now or hereafter in effect, and any judicial or administrative interpretation thereof by a Governmental Authority or otherwise, including any judicial or administrative order, consent decree or judgment.

        "LEGAL HOLIDAY" shall have the meaning specified in Section 12.7.

        "LIEN" means any mortgage, lien, pledge, charge, security interest, or other encumbrance of any kind, regardless of whether filed, recorded, or otherwise perfected under applicable law (including any conditional sale or other title retention agreement and any lease deemed to constitute a security interest and any option or other agreement to give any security interest).

        "MAINTENANCE CAPITAL EXPENDITURE" means those expenditures that would be classified as Capital Expenditures under GAAP and that are required to maintain the operation of the Refinery.

        "MAJORITY HOLDERS" means (i) at any time that the Direct Purchasers hold 25% or more of the aggregate principal amount of the Notes outstanding at the time, the Direct Purchasers holding not less than a majority in the aggregate principal amount of all Notes outstanding at the time held by all Direct Purchasers and (ii) at any time that the Direct Purchasers hold less than 25% of the aggregate principal amount of the Notes outstanding at the time, the Holders holding not less than a majority in the aggregate principal amount of all Notes outstanding at the time held by all Holders.

        "MATERIAL ADVERSE CHANGE" means a material adverse change in, or effect on, (a) the financial position, business prospects, results of operations or business of the Company, (b) the ability of the Company to complete Phase I by the Phase I Completion Date or Phase II by the Phase II Completion Date, (c) the ability of the Company to complete the Capital Improvement Program in accordance with the construction schedule therefor, as such schedule may be amended from time to time with the approval of a majority of Board of Directors of the Company and the Independent Engineer, (d) the Company's ability to perform any of its material obligations under this Indenture, the Notes, the Security Documents or the Project Agreements, (e) the validity or priority of the Liens on the Collateral pursuant to any of the Security Documents or (f) the validity or enforceability of any of the Security Documents.

        "MATURITY DATE," when used with respect to any Note, means the date on which the principal of such Note becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

        "MORTGAGE" means the Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement from the Company in favor of the Trustee as amended from time to time in accordance with the terms of this Indenture and the other Security Documents.

        "NAPHTHA PRETREATER" means the naphtha pretreater being constructed as part of the Capital Improvement Program.

        "NET CASH PROCEEDS" means an amount equal to the aggregate amount of cash received by the Company and its Subsidiaries in respect of an Asset Sale, less the sum of (i) all reasonable out-of-pocket fees, commissions, and other expenses incurred in connection with such Asset Sale including the amount (estimated in good faith by the Company) of income, franchise, sales and other applicable taxes to be paid, payable or accrued by the Company or any Subsidiary of the Company (in each case as estimated in good faith by the Company or such Subsidiary without giving effect to tax attributes unrelated to such Asset Sale) in connection with such Asset Sale and (ii) the aggregate amount of cash so received which is used to retire any then existing Debt of the Company or its Subsidiaries (other than the Notes), as the case may be, which is required by the terms of such Debt to be repaid in connection with such Asset Sale.

        "NET LOSS PROCEEDS" means the aggregate cash proceeds received by the Company or any of its Subsidiaries in respect of any Event of Loss, including, without limitation, insurance proceeds, condemnation awards or damages awarded by any judgment, net of the direct costs of recovery of such Net Loss Proceeds (including, without limitation, legal, accounting, appraisal and insurance adjuster fees and any relocation expenses incurred as a result thereof), amounts required to be applied to the repayment of Debt (to the extent, in the case of revolving credit Debt, such Debt is permanently reduced) secured by a Lien on the asset or assets that were the subject of such Event of Loss, and any taxes paid or payable as a result thereof.

        "NET PROCEEDS" means (a) in the case of any sale by a Person of Qualified Capital Stock, the aggregate net cash proceeds received by such Person from the sale of Qualified Capital Stock (other than to a Subsidiary) after payment of reasonable out-of-pocket expenses, commissions and discounts incurred in connection therewith and (b) in the case of any exchange, exercise, conversion or surrender of any outstanding securities or Debt of such Person for or into shares of Qualified Capital Stock of such Person, the net book value of such outstanding securities as adjusted on the books of such Person or Debt of such Person to the extent recorded in accordance with GAAP, in each case, on the date of such exchange, exercise, conversion or surrender (plus any additional amount required to be paid by the holder of such Debt or securities to such Person upon such exchange, exercise, conversion or surrender and less (i) any and all payments made to the holders of such Debt or securities and (ii) all other expenses incurred by such Person in connection therewith, in each case, in so far as such payments or expenses are incident to such exchange, exercise, conversion, or surrender).

        "NET WORTH" of any Person means, at any date of determination, stockholders' equity as set forth on the most recently available quarterly or annual consolidated balance sheet of such Person and its Subsidiaries (which shall be as of a date not more than 90 days prior to the date of such computation), less any amounts included therein attributable to Disqualified Capital Stock or any equity security convertible into or exchangeable for Debt, the cost of treasury stock (not otherwise deducted from stockholder's equity), and the principal amount of any promissory notes receivable from the sale of the Capital Stock of such Person or any of its Subsidiaries, each item to be determined in conformity with GAAP.

        "NO. 2 REFORMER" means the No. 2 reformer being constructed as part of the Capital Improvement Program.

        "NOTEHOLDER" means the Person in whose name a Note is registered on the Registrar's book.

        "NOTES" means, collectively, the Series A Notes and the Series B Notes in an aggregate principal amount up to $150,000,000, any Additional Notes in an aggregate principal amount up to $150,000,000 and any PIK Notes, in each case as issued or supplemented from time to time in accordance with the terms of this Indenture.

        "OFFERING CIRCULAR" means the final offering circular dated as of December __, 1998 pursuant to which the Notes were offered.

        "OFFICE LEASE" means the lease of the Company's office space at 1300 North Sam Houston Parkway East, Houston, Texas 77032-2949.

        "OFFICER" means, with respect to any Person, the Chairman of the Board, the Chief Executive Officer, the President, the Chief Operating Officer, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, the Controller, the Secretary or any Vice President of such Person.

        "OFFICERS' CERTIFICATE" means a certificate signed on behalf of the Company or a Guarantor, as the case may be, by two Officers of the Company or a Guarantor, as the case may be, one of whom must be the principal accounting officer of the Company or a Guarantor, as the case may be, that meets the requirements of Sections 12.4 and 12.5.

        "OPINION OF COUNSEL" means a written opinion from legal counsel, reasonably acceptable to the Trustee, complying with the requirements of Sections 12.4 and 12.5 and the TIA.

        "PAYING AGENT" shall have the meaning specified in Section 2.3.

        "PERMITTED HEDGING TRANSACTIONS" means non-speculative transactions in futures, forwards, swaps or option contracts (including both physical and financial settlement transactions) engaged in by the Company or its Subsidiaries as part of their normal business operations as a risk-management strategy or hedge against adverse changes in the prices of natural gas, feedstock or refined products; provided that, at the time of such transaction (i) the counter party to any such transaction is an Eligible Institution or a Person that has an Investment Grade Rating or has an issue of debt securities or preferred stock outstanding with an Investment Grade Rating or (ii) such counter-party's obligation pursuant to such transaction is unconditionally guaranteed in full by, or secured by a letter of credit issued by, an Eligible Institution or a Person that has an Investment Grade Rating or that has an issue of debt securities or preferred stock outstanding with an Investment Grade Rating.

        "PERMITTED INVESTMENT" means, when used with reference to the Company or its Subsidiaries, (i) trade credit extended to Persons in the ordinary course of business; (ii) Investments in Cash Equivalents; (iii) Swap Obligations; (iv) the receipt of Capital Stock in lieu of cash in connection with the settlement of litigation; (v) advances to officers and employees in connection with the performance of their duties in the ordinary course of business in an amount not to exceed $1,000,000 in the aggregate outstanding at any time; (vi) margin deposits in connection with Permitted Hedging Transactions; (vii) Investments made as a part of the Transaction on the Issue Date; (viii) deposits permitted by the definition of Permitted Liens or any extension, renewal or replacement of any of them; (ix) other Investments not in excess of $1,000,000 in the aggregate outstanding at any one time; (x) a guaranty by the Company or any Subsidiary of the Company permitted under Section 4.11; (xi) bonding or similar arrangements securing Debt permitted under Section 4.11; and (xii) Investments (except of Property comprising the Refinery) in Guarantors wholly-owned by the Company.

        "PERMITTED LIENS" means (a) Liens imposed by Governmental Authorities for taxes, assessments, or other charges not yet due or which are being contested in good faith and by appropriate proceedings, if adequate reserves with respect thereto are maintained on the books of any of the Company and its Subsidiaries in accordance with GAAP; (b) statutory Liens of landlords, carriers, warehousemen, mechanics, materialmen, repairmen, mineral interest owners, or other like Liens arising by operation of law in the ordinary course of business, provided that (i) the underlying obligations are not overdue for a period of more than 60 days, or (ii) such Liens are being contested in good faith and by appropriate proceedings and adequate reserves with respect thereto are maintained on the books of any of the Company and its Subsidiaries in accordance with GAAP; (c) deposits of cash or Cash Equivalents to secure (i) the performance of bids, trade contracts (other than borrowed money), leases, statutory obligations, surety bonds, performance bonds, and other obligations of a like nature incurred in the ordinary course of business (or to secure reimbursement obligations or letters of credit issued to secure such performance or other obligations) in an aggregate amount outstanding at any one time not in excess of $5,000,000 or (ii) appeal or supersedeas bonds (or to secure reimbursement obligations or letters of credit in support of such bonds); (d) easements, servitudes, rights-of-way, zoning, similar restrictions and other similar encumbrances or title defects incurred in the ordinary course of business which, in the aggregate, are not material in amount and which do not, in any case, materially detract from the value of the Property subject thereto (as such Property is used by any of the Company and its Subsidiaries) or materially interfere with the ordinary conduct of the business of any of the Company and its Subsidiaries, including, without limitation, any easement or servitude granted in connection with the Port Commission Bond Financing, the Substation Financing or the financing of the Tank Storage Debt or any Debt permitted to be Incurred as described in clause (c) of Section 4.11; (e) Liens arising by operation of law in connection with judgments, only to the extent, for an amount and for a period not resulting in an Event of Default with respect thereto; (f) pledges or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance, other types of social security legislation, property insurance and liability insurance; (g) Liens on Equipment, Receivables and Inventory; (h) Liens on the assets of any entity existing at the time such assets are acquired by any of the Company or its Subsidiaries, whether by merger, consolidation, purchase of assets or otherwise so long as such Liens
(i) are not created, incurred or assumed in contemplation of such assets being acquired by any of the Company or its Subsidiaries and (ii) do not extend to any other assets of any of the Company and its Subsidiaries (unless such extension or coverage would otherwise constitute a Permitted Lien); (i) Liens (including extensions and renewals thereof) on real or personal property, acquired after the Issue Date ("NEW PROPERTY"); provided that (i) such Lien is created solely for the purpose of securing Debt Incurred to finance the cost (including the cost of improvement or construction) of the item of New Property subject thereto and such Lien is created at the time of or within six months after the later of the acquisition, the completion of construction, or the commencement of full operation of such New Property, (ii) the principal amount of the Debt secured by such Lien does not exceed 100% of such cost plus reasonable financing fees and other associated reasonable out-of-pocket expenses, (iii) any such Lien shall not extend to or cover any Property or assets other than such item of New Property and any improvements on such New Property (unless such extension or coverage would otherwise constitute a Permitted Lien) and (iv) such Lien does not extend to assets or Property which are part of the fixed refinery assets that are part of the Capital Improvement Program (unless such extension or coverage would otherwise constitute a Permitted Lien); (j) leases or subleases granted to others that do not materially interfere with the ordinary course of business of any of the Company and its Subsidiaries, taken as a whole; (k) Liens on the assets of the Company in favor of any Guarantors or on the assets of any Guarantors in favor of any other of the Company and any Guarantors; (l) Liens securing reimbursement obligations with respect to letters of credit that encumber documents relating to such letters of credit and the products and proceeds thereof; provided that such reimbursement obligations are not matured for a period of over 60 days; (m) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods; (n) Liens encumbering customary initial deposits and margin deposits securing Swap

Obligations or Permitted Hedging Transactions and Liens encumbering contract rights in connection with Permitted Hedging Transactions; (o) Liens on cash deposits to secure reimbursement obligations with respect to letters of credit;
(p) Liens on (i) the proceeds of any Property subject to a Permitted Lien or deposit accounts containing any such proceeds, (ii) the proceeds of any Property that is not Collateral or deposit accounts containing any such proceeds and
(iii) the proceeds of Debt permitted to be Incurred pursuant to Section 4.11 to the extent such proceeds are set aside to fund a reserve required by the terms of such financing or deposit accounts containing any such proceeds; (q) Liens imposed on the Port Facility Assets; (r) any extension, renewal or replacement of the Liens created pursuant to any of clauses (a) through (f), (h) through (q) or (t) through (w); provided that such Liens would have otherwise been permitted under such clauses, and provided further that the Liens permitted by this clause
(r) do not secure any additional Debt or encumber any additional Property; (s) Liens created by the Security Documents; (t) Liens on the Tank Storage Facility for the purpose of securing the Tank Storage Debt; (u) Liens granted to secure any Debt permitted to be incurred pursuant to clauses (c), (d), (j) and (l) of
Section 4.11, provided that the Debt secured by such Liens will rank pari passu with or subordinate to the Notes; and (v) other Liens securing Debt or other obligations with an aggregate principal amount or value not in excess of $1,000,000 at any one time outstanding.

        "PERSON" means any corporation, individual, joint stock company, joint venture, partnership, unincorporated association, governmental regulatory entity, country, state, or political subdivision thereof, trust, municipality, or other entity.

        "PHASE I" has the meaning given to it in the Offering Circular under the heading "Business -- Capital Improvement Program."

        "PHASE I COMPLETION DATE" means the date on which the Independent Engineer issues a written notice (the "PHASE I COMPLETION NOTICE") to the Company and the Disbursement Agent certifying that the Phase I Performance Test has been completed and that the portion of the Refinery comprising Phase I has been constructed in accordance with the Plans with respect to Phase I (and the cost therefor from and including November 1, 1998 has not exceeded the amount budgeted therefor (including contingency amounts) as set fourth in the Budget by more than $1,000,000), and that all mechanic's Liens with respect to Phase I have been fully and finally released or amounts remain in the Construction Disbursement Account which, together with an amount equal to 50% of Projected Net Operating Cash Flow for the next 90 day period, are sufficient to pay in full the amounts claimed by the beneficiaries of all such Liens, provided that, for purposes of this definition of "Phase I Completion Date," Phase I shall exclude the No. 2 Reformer.

        "PHASE I PERFORMANCE TEST" means, for a period of at least 72 uninterrupted hours, the Refinery has simultaneously averaged (i) at least 150,000 barrels per day Crude Unit throughput while processing a combined feedstock slate with an API gravity of 22 degrees or less, (ii) vacuum tower operations at rates equivalent to 100% of the Crude Unit bottoms yield, (iii) Delayed Coking Unit operations at rates equivalent to 100% of the vacuum tower bottoms yield, (iv) operation of the HDS Unit at a rate of 60,000 barrels per day, and (v) operation of the sulfur recovery system, including the Claus Units and tailgas treater, at levels sufficient to preclude flaring or hydrogen sulfide.

        "PHASE II" has the meaning given to it in the Offering Circular under the heading "Business -- Capital Improvement Program."

        "PHASE II COMPLETION DATE" means the date on which the Independent Engineer issues a written notice (the "Phase II Completion Notice") to the Company and the Disbursement Agent certifying that the Phase II Performance Test has been completed and that all Phase II units, including, for this purpose, the No. 2 Reformer, have been constructed in accordance with the Plans therefor (and the cost therefor from and including November 1, 1998 has not exceeded the amount budgeted therefor (including contingency amounts) as set forth in the Budget by more than the sum of $6,000,000 and the amount, if any, by which the amount budgeted for Phase I (including contingency amounts) as set forth in the Budget exceeds the actual cost of Phase I from and including November 1, 1998) and that all mechanic's Liens have been fully and finally released or that amounts remain in the Construction Disbursement Account which, together with an amount equal to 50% of Projected Net Operating Cash Flow for the next 90 day period, are sufficient to pay in full the amounts claimed by the beneficiaries of all such Liens.

        "PHASE II MECHANICAL COMPLETION DATE" means the date on which the Independent Engineer issues a written notice to the Company certifying that the portion of the Refinery comprising Phase II has been sufficiently constructed in accordance with the Plans with respect to Phase II to begin commissioning.

        "PHASE II PERFORMANCE TEST" means that (a) for a period of at least 72 uninterrupted hours, the Refinery has simultaneously averaged (i) at least 180,000 barrels per day Crude Unit throughput while processing a combined feedstock slate with an API gravity of 22 degrees or less, (ii) liquid yield of at least 94.0 volume percent of total refinery feedstock, with all facilities included in the Capital Improvement Program operating, and (iii) on-specification light transportation fuels (combined gasoline, No. 2 diesel, No. 2 heating oil and kerosene) production of 117,000 barrels per day, and (b) for a minimum period of at least 24 hours, the Refinery has simultaneously averaged on (i) the Delayed Coking Unit at 65,000 barrels per day of feed and 4,000 tons per day of coke production (may be separate demonstrations), (ii) the Fluid Catalytic Cracking Unit at 100,000 barrels per day of feed with an average Conradson carbon of 1.8%, (iii) the naphtha pretreater at 30,000 barrels per day of feed, (iv) the No. 2 Reformer at 12,000 barrels per day of feed, and (v) the sulfur recovery system including the Claus Units and tailgas treater at combined rates of 370 long tons per day of sulfur.

        "PHASE II MECHANICAL COMPLETION DATE" means the date on which the Independent Engineer issues a written notice to the Company certifying that the portion of the Refinery comprising Phase II has been sufficiently constructed in accordance with the Plans with respect to Phase II to begin commissioning.

        "PIK NOTES" shall have the meaning specified in Section 2.15.

        "PLANS" means (a) the plans and specifications prepared by or on behalf of the Company, in the form delivered to the Trustee and the Independent Engineer on the Issue Date and which describe and show the proposed expansion and modification of the Refinery and (b) a budget prepared by or on behalf of the Company; in each case, as amended, supplemented or otherwise modified from time to time by the Board of Directors of the Company by resolutions and as approved by the Independent Engineer in writing; provided that the Plans with respect to Phase I and Phase II will not be amended without the consent of the Majority Holders in accordance with the terms of this Indenture.

        "PORT COMMISSION BOND FINANCING" means a financing transaction involving the transfer (including by sale, lease, Lien or mortgage) of the Company's interest in all or some of the Port Facility Assets (together with the granting, at the Company's discretion, of any easements or servitudes or similar rights reasonably necessary to the ownership and operation of such assets by the transferee) or a financing secured by the Port Facility Assets.

        "PORT FACILITY ASSETS" means some or all of (i) the Prospect Road tank farm; (ii) certain docks and dock improvements; (iii) the dock vapor recovery system; (iv) the coke handling system; (v) the refinery waste water treatment facility; (vi) tankage for liquefied petroleum gas; and (vii) tankage for crude oil.

        "PREFERRED STOCK" means, with respect to any corporation, any class or classes (however designated) of Capital Stock of such Person that is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation over shares of Capital Stock of any other class of such corporation.

        "PROJECT" means the construction and commissioning of assets in the Capital Improvement Program.

        "PROJECT AGREEMENTS" means each of (i) the Construction Services Agreement, dated October 1, 1998, as amended, between the Company and Shaw Constructors, Inc., (ii) the Engineering Services Agreement dated May 25, 1995, as amended, between the Company and Raytheon Engineers & Constructors, Inc., and
(iii) the Agreement for Engineering, Procurement and Construction Services dated June 6, 1995, as amended, between the Company and Fluor Daniel, Inc., each as amended from time to time in accordance with Section 4.28.

        "PROJECTED NET OPERATING CASH FLOW" means projected Consolidated Net Income for such period (i) plus projected depreciation, depletion and amortization for such period, (ii) plus projected non-cash interest for such period, (iii) minus projected Maintenance Capital Expenditures for such period and (iv) plus projected non-cash deferred taxes for such period, in each case as determined by the Company's Board of Directors and approved by the Independent Engineer.

        "PROPERTY" means any right or interest in or to property or assets of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

        "QIB" means "qualified institutional buyer" as defined in Rule 144A.

        "QUALIFIED CAPITAL STOCK" means any Capital Stock that is not Disqualified Capital Stock.

        "RECEIVABLES" means and includes, as to any Person, the right to receive payment for any feedstock or refined petroleum products sold by such Person.

        "RECORD DATE" means a Record Date specified in the Notes regardless of whether such Record Date is a Business Day.

        "REDEMPTION DATE" means, when used with respect to any Note to be redeemed, the date fixed for such redemption pursuant to this Indenture and Paragraph 5 in the form of Note attached hereto as Exhibit A.

        "REDEMPTION PRICE" when used with respect to any Note to be redeemed, means the redemption price for such redemption pursuant to Paragraph 5 in the form of Note attached hereto as Exhibit A, which shall include, without duplication, in each case, accrued and unpaid interest to the Redemption Date.

        "REFERENCE PERIOD" with regard to any Person means the four full fiscal quarters of such Person ended on or immediately preceding any date upon which any determination is to be made pursuant to the terms of the Notes or this Indenture.

        "REFINANCING DEBT" shall have the meaning specified in Section 4.11(g).

        "REFINERY" means the Company's refinery located in St. Charles Parish, Louisiana as more particularly described in the Mortgage.

        "REGISTRAR" shall have the meaning specified in Section 2.3.

        "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement in connection with the registration under federal securities laws of the Notes and between the Company and the initial Holders, as in effect on the Issue Date and as amended from time to time.

        "RELATED BUSINESS" means the business of (i) processing, blending, terminaling, storing, marketing, refining or distilling crude oil, condensate, natural gas liquids, petroleum blendstocks or refined products thereof and (ii) after the Phase II Completion Date, the exploration for, acquisition of, development of, production, transportation and gathering of crude oil, natural gas, condensate and natural gas liquids from outside of the United States and retail marketing of refined petroleum products.

        "RELATED PERSON" means (i) any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any Subsidiary of the Company or any officer, director, or employee of the Company or any Subsidiary of the Company or of such Person, (ii) the spouse, any immediate family member, or any other relative who has the same principal residence of any Person described in clause (i) above, and any Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with, such spouse, family member, or other relative, and (iii) any trust in which any Person described in clause (i) or (ii), above, is a fiduciary or has a beneficial interest. For purposes of this definition the term "control" means (a) the power to direct the management and policies of a Person, directly or through one or more intermediaries, whether through the ownership of voting securities, by contract, or otherwise, or (b) the beneficial ownership of 10% or more of the voting common equity of such Person (on a fully diluted basis) or of warrants or other rights to acquire such equity (whether or not presently exercisable); provided that the initial Holders and their respective Affiliates and any transferees that are not Affiliates of such Persons will be deemed not to constitute Related Persons.

        "RELATED PERSON TRANSACTION" shall have the meaning specified in Section 4.10.

        "RELEASE", when used in connection with any Hazardous Material, means and includes any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration, where such release is either regulated by applicable Environmental Law or may serve as the basis for liability.

        "RELEASE REQUEST" means a written request of the Company (or with respect to the Security Documents, the grantor of the security interest thereunder) in the form of an Officers' Certificate delivered pursuant to
Article XI.

        "RELIABILITY TEST" means a demonstration, certified by the Independent Engineer, made no later than June 30, 2001 over a 12 calendar month consecutive period that (i) the Delayed Coking Unit and Fluid Catalytic Cracking Unit were mechanically available for operation a minimum of 330 calendar days and that all other Refinery units were mechanically available for a minimum of 345 calendar days, and (ii) the following minimum cumulative throughputs were achieved:

UNIT                                       THOUSAND
----                                        BARRELS
                                            -------
Delayed Coking Unit..................       18,500
Fluid Catalytic Cracking Unit........       30,000
HDS Unit.............................       18,500


        "REQUIRED PHASE I COMPLETION DATE" means April 30, 1999.

        "RESTRICTED INVESTMENT" means any direct or indirect Investment by the Company or any Subsidiary of the Company other than a Permitted Investment.

        "RESTRICTED NOTES" means Notes that bear or are required to bear the legends set forth in Exhibit A.

        "RESTRICTED PAYMENT" means, with respect to any Person, (i) any Restricted Investment, (ii) any dividend or other distribution on shares of Capital Stock of such Person or any Subsidiary of such Person, (iii) any payment on account of the purchase, redemption, or other acquisition or retirement for value of any shares of Capital Stock of such Person or any Subsidiary of such Person, and (iv) any defeasance, redemption, repurchase, or other acquisition or retirement for value, or any payment in respect of any amendment in anticipation of or in connection with any such retirement, acquisition, or defeasance, in whole or in part, of any Subordinated Debt, directly or indirectly, of such Person or a Subsidiary of such Person prior to the scheduled maturity or prior to any scheduled repayment of principal in respect of such

Subordinated Debt; provided, however, that the term "Restricted Payment" does not include (a) any dividend, distribution, or other payment on shares of Capital Stock of an issuer solely in shares of Qualified Capital Stock of such issuer that is at least as junior in ranking as the Capital Stock on which such dividend, distribution, or other payment is to be made, (b) any dividend, distribution, or other payment to the Company from any of its Subsidiaries, (c) any defeasance, redemption, repurchase, or other acquisition or retirement for value, in whole or in part, of any Subordinated Debt of such Person payable solely in shares of Qualified Capital Stock of such Person, (d) any payments or distributions made pursuant to and in accordance with the Asset Sale Agreements, the Services Agreement, the Office Lease, the Expense Reimbursement Agreement, the Secondment Agreement and the Tax Allocation Agreement, (e) the redemption, purchase, retirement or other acquisition of any Debt including any premium paid thereon, with the proceeds of any refinancing Debt permitted to be incurred pursuant to clause (g) of Section 4.11, (f) any dividend, distribution or other payment by the Company to the holders of TransContinental's 6% Participating Preferred Stock, par value $.01 per share, in accordance with the Certificate of Designation as in effect on the Issue Date or other shares of Preferred Stock issued in connection with the issuance of Additional Notes issued after the Issue Date and (g) any payment made as part of the Transaction on the Issue Date.

        "RULE 144A" means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or under any similar rule or regulation hereafter adopted by the Commission.

        "SALE AND LEASEBACK TRANSACTION" means an arrangement relating to Property owned on the Issue Date or thereafter acquired whereby the Company or a Subsidiary of the Company transfers such Property to a Person and leases it back from such Person.

        "SECONDMENT AGREEMENT" means the Secondment Agreement between TransTexas and TARC, as amended from time to time; provided that any such amendment is not materially adverse to the Holders of the Notes.

        "SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

        "SECURITY AGREEMENT" means the Security Agreement of even date with this Indenture between the Company and the Trustee, as amended from time to time in accordance with the terms of this Indenture and the other Security Documents.

        "SECURITY DOCUMENTS" means this Indenture, the Security Agreement, the Mortgage, the Construction Collateral and Disbursement Agreement and any other ancillary documents under which security for repayment of the Notes is provided.

        "SECURITY INTERESTS" means the Liens on the Collateral created by the Security Documents in favor of the Trustee for the benefit of the Holders.

        "SERIES A NOTES" means the Company's 15% Series A Senior Secured Notes due 2003, as authenticated and issued under this Indenture.

        "SERIES B NOTES" means the Company's 15% Series B Senior Secured Notes due 2003, as authenticated and issued under this Indenture.

        "SERVICES AGREEMENT" means the Amended and Restated Services Agreement among TNGC Holdings Corporation and certain of its Affiliates, TARC, TCR Holding, TransContinental and TransTexas, as in effect on the Issue Date and as amended from time to time, provided that any such amendment is not materially adverse to the holders of the Notes.

        "SITE" means the tracts of land or interests therein located in St. Charles Parish, Louisiana, which are more particularly described in the Mortgage and that certain lease dated July 24, 1994 between Kathryn Gore and TARC.

        "SPECIAL RECORD DATE" for payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.12.

        "STATED MATURITY," when used with respect to any Note, means December 1, 2003.

        "STOCKHOLDERS AGREEMENTS" means the Stockholders Agreements of even date with this Indenture entered into among certain of TransAmerican, TEC, TARC, TCR Holding, TransContinental and certain purchasers named therein, as amended from time to time.

        "SUBORDINATED DEBT" means Debt of the Company that (i) requires no payment of principal prior to or on the date on which all principal of and interest on the Notes is paid in full and (ii) is subordinate and junior in right of payment to the Notes in the event of a liquidation.

        "SUBSIDIARY" means, with respect to any Person, (i) a corporation with respect to which such Person or its Subsidiaries owns, directly or indirectly, at least fifty percent of such corporation's Capital Stock with voting power, under ordinary circumstances, to elect directors, or (ii) a partnership in which such Person or a subsidiary of such Person is, at the time, a general partner of such partnership and has more than 50% of the total voting power of partnership interests entitled (without regard to the occurrence of any contingency) to vote in the election of managers thereof, or (iii) any other Person (other than a corporation or a partnership) in which such Person, one or more Subsidiaries of such Person, or such Person and one or more Subsidiaries of such Person, directly or indirectly, at the date of determination thereof has (x) at least a fifty percent ownership interest or (y) the power to elect or direct the election of the directors or other governing body of such other Person.

        "SUBSTATION ASSETS" means certain transformers, switch gear and other high-voltage electrical equipment and related facilities that constitute the Prospect Avenue Substation, the Good Hope Substation and the primary electrical distribution system of the Refinery.

        "SUBSTATION FINANCING" means a sale-leaseback or other financing or disposition with respect to the Substation Assets.

        "SUBSTITUTE COLLATERAL" means Property that is substituted for Collateral in accordance with Section 11.5.

        "SULFUR RECOVERY SYSTEM" means the two sulfur units being constructed as part of the Capital Improvement Program.

        "SURVIVING PERSON" shall have the meaning specified in Section 5.1(a).

        "SWAP OBLIGATION" of any Person means any Interest Rate or Currency Agreement entered into with one or more financial institutions or one or more futures exchanges in the ordinary course of business and not for purposes of speculation; provided that Swap Obligations will be designed to protect such Person against fluctuations in (x) interest rates with respect to Debt Incurred and which shall have a notional amount no greater than 105% of the principal amount of the Debt being hedged thereby, or (y) currency exchange rates.

        "TANK STORAGE DEBT" means the 13% Senior Secured Notes of TARC due 2002 in aggregate principal amount of $36,000,000, to be assumed by TCR Holding (in connection with the release of TARC from the obligations thereunder) and to be assumed by TransContinental (in connection with the release of TCR Holding from the obligations thereunder).

        "TANK STORAGE FACILITY" means those tanks, docks, pipelines and supporting facilities and buildings and associated real property acquired by TARC pursuant to a purchase agreement dated as of September 19, 1997, together with all subsequently acquired Property required to be incorporated therein by the terms of the Tank Storage Debt.

        "TARC" means TransAmerican Refining Corporation, a Texas corporation.

        "TARC NOTES" means the 16% Senior Subordinated Notes due 2003 of TARC.

        "TAX ALLOCATION AGREEMENT" means the Tax Allocation Agreement, dated as of the Issue Date, between TCR Holding and TransContinental as amended from time to time; provided that any such amendment is not materially adverse to the holders of the Notes.

        "TCR HOLDING" means TCR Holding Corporation, a Delaware corporation.

        "TCR HOLDING INTERCOMPANY OBLIGATIONS" means (a) the dividend obligation and repayment of the liquidation preference of the participating preferred stock issued by TCR Holding to TARC with a maximum aggregate liquidation preference of $1,120,000,000 or the principal and interest payment obligations under any Debt of TCR Holding issued in exchange for such participating preferred stock in an aggregate principal amount not in excess of the aggregate liquidation preference of the then outstanding participating preferred stock for which such debt is exchanged and (b) the payment obligations of TCR Holding (as assignee) under one or more promissory notes made by TARC in favor of TEC in an aggregate principal amount not exceeding $50,000,000 at any one time.

        "TEC" means TransAmerican Energy Corporation, a Delaware corporation.

        "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the date of the execution of this Indenture.

        "TRANSACTION" means a series of related transactions as more fully described in the Offering Circular pursuant to which, among other things, (i) TARC transfers to TCR Holding the assets comprising the Refinery in exchange for
(x) all of the capital stock of TCR Holding, (y) the assumption by TCR Holding of substantially all of the debt and other obligations of TARC, other than the TARC Notes, the debt issued pursuant to the Loan Agreement dated as of June 13, 1997, as amended, between TEC and TARC, and certain accounts payable and other liabilities and (z) the issuance of preferred stock of TCR Holding to TARC providing for payment of amounts owed by TARC with respect to the TARC Notes,
(ii) TCR Holding transfers to TransContinental the assets comprising the Refinery and TransContinental assumes substantially all of the debt and other obligations of TARC assumed by TCR Holding other than the working capital loan from TEC to TARC of up to $50,000,000 and (iii) the Holders purchase (x) the Notes, (y) equity securities issued by TransContinental and (z) TCR Holding capital stock from TARC.

        "TRANSAMERICAN" means TransAmerican Natural Gas Corporation, a Texas corporation.

        "TRANSCONTINENTAL" means TransContinental Refining Corporation, a Delaware corporation.

        "TRANSTEXAS" means TransTexas Gas Corporation, a Delaware corporation.

        "TRUSTEE" means The Bank of New York until a successor replaces it in accordance with the provisions of this Indenture and thereafter means such successor.

        "TRUST OFFICER" means any officer within the corporate trust department (or any successor group) of the Trustee including any vice president, assistant vice president, assistant treasurer or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the Persons who at that time shall be such officers, and also means, with respect to a particular corporate trust matter, any other officer of the corporate trust department (or any successor group) of the Trustee to whom such trust matter is referred because of his knowledge of and familiarity with the particular subject.

        "U.S. GOVERNMENT OBLIGATIONS" means direct non-callable obligations of, or non-callable obligations guaranteed by, the United States of America for the payment of which obligation or guarantee the full faith and credit of the United States of America is pledged.

        "U.S. LEGAL TENDER" means such coin or currency of the United States of America as at the time payment shall be legal tender for the payment of public and private debts.

        "VEHICLES" means all trucks, automobiles, trailers and other vehicles covered by a certificate of title.

        "VOTING STOCK" means Capital Stock of a Person having generally the right to vote in the election of directors of such Person.

        "WEIGHTED AVERAGE LIFE" means, as of the date of determination, with respect to any debt instrument, the quotient obtained by dividing (i) the sum of the products of the numbers of years from the date of determination to the dates of each successive scheduled principal payment of such debt instrument multiplied by the amount of such principal payment by (ii) the sum of all such principal payments.

        "YIELD ENHANCEMENT" shall have the meaning specified in the Registration Rights Agreement.

        Section 1.2 Incorporation by Reference of TIA. Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

        "INDENTURE SECURITIES" means the Notes.

        "INDENTURE SECURITYHOLDER" means a Holder or a Noteholder.

        "INDENTURE TO BE QUALIFIED" means this Indenture.

        "TRUSTEE" or "INSTITUTIONAL TRUSTEE" means the Trustee.

        "OBLIGOR" on the Notes means the Company and any other obligor on the Notes.

               All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by Commission rule and not otherwise defined herein have the meanings assigned to them thereby.

        Section 1.3 Rules of Construction. Unless the context otherwise requires:

                (1)     a term has the meaning assigned to it;

                (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                (3)     "or" is not exclusive;

                (4) words in the singular include the plural, and words in the plural include the singular;

                (5)     provisions apply to successive events and transactions;

                (6) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and

                (7) references to Sections or Articles means reference to such Section or Article in this Indenture, unless stated otherwise.

                                   ARTICLE II

                                    THE NOTES

        Section 2.1 Form and Dating. The Notes and the Trustee's certificate of authentication, in respect thereof, shall be substantially in the form of Exhibit A, the terms of which are incorporated in and made a part of this Indenture. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. The Company and the Trustee shall approve the form of the Notes and any notation, legend or endorsement on them. Any such notations, legends or endorsements not contained in the forms of Note attached as Exhibit A hereto shall be delivered in writing to the Trustee. Each Note shall be dated the date of its authentication.

               The terms and provisions contained in the forms of Note shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. In the event of any inconsistency between the Notes and this Indenture, this Indenture controls.

               The Notes will be issued (i) in global form (the "GLOBAL NOTE"), substantially in the form of Exhibit A attached hereto (including the text referred to in footnotes 1 and 2 thereto) and (ii) in definitive form (the "DEFINITIVE NOTES"), substantially in the form of Exhibit A attached hereto (excluding the text referred to in footnotes 1 and 2 thereto). The Global Note shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon; provided, that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of the Global Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.6.

        Section 2.2 Execution and Authentication. Two Officers shall sign, or one Officer shall sign and one Officer or any Assistant Secretary shall attest to, the Notes for the Company by manual or facsimile signature.

               If an Officer whose signature is on a Note was an Officer at the time of such execution but no longer holds that office at the time the Trustee authenticates the Note, the Note shall be valid nevertheless and the Company shall nevertheless be bound by the terms of the Notes and this Indenture.

               A Note shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Note but such signature shall be conclusive evidence that the Note has been authenticated pursuant to the terms of this Indenture.

               The Trustee shall authenticate Notes for original issue in the aggregate principal amount of up to $150,000,000 and shall authenticate any other Notes permitted to be issued under this Indenture, upon a written order of the Company in the form of an Officers' Certificate.

The Officers' Certificate shall specify the amount of Notes to be authenticated and the date on which the Notes are to be authenticated. The aggregate principal amount of Notes outstanding at any time may not exceed $300,000,000 plus the principal amount of any PIK Notes, except as provided in Section 2.7. Upon the written order of the Company in the form of an Officers' Certificate, the Trustee shall authenticate Notes in substitution of Notes originally issued to reflect any name change of the Company.

               The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes. Unless otherwise provided in the appointment, an authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with any Obligor, any Affiliate of any Obligor, or any of their respective Subsidiaries.

               Notes shall be issuable only in registered form without coupons in denominations (rounded, if necessary, to the nearest dollar) of $1 and any integral multiple thereof.

               Section 2.3 Registrar and Paying Agent. The Company shall maintain an office or agency in the Borough of Manhattan in the City of New York, New York, where Notes may be presented for registration of transfer or for exchange ("REGISTRAR") and an office or agency in the Borough of Manhattan in the City of New York, New York, where Notes may be presented for payment ("PAYING AGENT"). Notices and demands to or upon the Company in respect of the Notes may be served as is provided in Section 12.2. The Company or any Affiliate of the Company may act as Registrar or Paying Agent, except that, for the purposes of Articles III, VIII and XI, neither the Company nor any Affiliate of the Company shall act as Paying Agent. The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may have one or more co-Registrars and one or more additional Paying Agents. The term "Paying Agent" includes any additional Paying Agent. The Company hereby initially appoints the Trustee as Registrar and Paying Agent, and the Trustee hereby initially agrees so to act.

               The Company shall enter into an appropriate written agency agreement with any Agent not a party to this Indenture, which agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee in writing in advance of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such.

               The Company initially appoints DTC to act as Depository with respect to the Global Notes. The Trustee shall act as custodian for the Depository with respect to the Global Notes.

               Except as otherwise required by the TIA, nothing herein shall require the Trustee to communicate with any beneficial owner (other than the Direct Purchasers) and the Trustee shall perform hereunder only with the registered holders.

        Section 2.4 Paying Agent to Hold Assets in Trust. The Company shall require each Paying Agent other than the Trustee to agree in writing that each Paying Agent shall hold in trust for the benefit of Holders or the Trustee all assets held by the Paying Agent for the payment of principal of, or interest on, the Notes (whether such assets have been distributed to it by the Company or any other obligor on the Notes), and shall notify the Trustee in writing of any Default in making any such payment. If the Company or any Affiliate of the Company acts as Paying Agent, it shall segregate such assets and hold them as a separate trust fund for the benefit of the Holders or the Trustee. The Company at any time may require a Paying Agent to distribute all assets held by it to the Trustee and account for any assets disbursed and the Trustee may at any time during the continuance of any payment Default, upon written request to a Paying Agent, require such Paying Agent to distribute all assets held by it to the Trustee and to account for any assets distributed. Upon distribution to the Trustee of all assets that shall have been delivered by the Company to the Paying Agent, the Paying Agent (if other than the Company, or any Affiliate of the Company) shall have no further liability for such assets.

        Section 2.5 Noteholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee on or before the third Business Day preceding each Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee reasonably may require of the names and addresses of Holders.

        Section 2.6 Transfer and Exchange of Definitive Notes.

                (a) When Definitive Notes are presented by a Holder to the Registrar with a request (1) to register the transfer of the Definitive Notes or
(2) to exchange such Definitive Notes for an equal principal amount of Definitive Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met; provided, that (A) the Definitive Notes so presented have been duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney, duly authorized in writing, and (B) if such Definitive Notes are Restricted Notes, such request shall be accompanied by the following additional documents:

                        (i) if such Restricted Note is being delivered to the
                Registrar by a Holder for registration in the name of such Holder, without transfer, a certification to that effect (in substantially the form of Exhibit B attached hereto); or

                        (ii) if such Restricted Note is being transferred to a
                QIB in accordance with Rule 144A or pursuant to an effective registration statement under the Securities Act, a certification to that effect (in substantially the form of Exhibit B attached hereto); or

                        (iii) if such Restricted Note is being transferred in
                reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit B attached hereto) and an Opinion of Counsel reasonably acceptable to the Company and the Registrar to the effect that such transfer is in compliance with the Securities Act.

                (b) Transfer of a Definitive Note for a Beneficial Interest in a Global Note. A Definitive Note may be exchanged for a beneficial interest in a Global Note only upon receipt by the Trustee of a Definitive Note, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Trustee, together with:

                        (i) written instructions directing the Trustee to make
                an endorsement on the Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note, and

                        (ii) if such Definitive Note is a Restricted Note, a
                certification (in substantially the form of Exhibit B attached hereto) to the effect that such Definitive Note is being transferred to a QIB in accordance with Rule 144A;

in which case the Trustee shall cancel such Definitive Note and cause the aggregate principal amount of Notes represented by the Global Note to be increased accordingly. If no Global Note is then outstanding, the Company shall issue and the Trustee shall authenticate a new Global Note in the appropriate principal amount.

                (c) Transfer and Exchange of Global Notes. The transfer and exchange of Global Notes or beneficial interests therein shall be effected through the Depository in accordance with this Indenture and the procedures of the Depository therefor, which shall include restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act.

                (d) Transfer of a Beneficial Interest in a Global Note for a Definitive Note. Upon receipt by the Trustee of written transfer instructions (or such other form of instructions as is customary for the Depository), from the Depository (or its nominee) on behalf of any Person having a beneficial interest in a Global Note, the Trustee shall, in accordance with the standing instructions and procedures existing between the Depository and the Trustee, cause the aggregate principal amount of Global Notes to be reduced accordingly and, following such reduction, the Company shall execute and the Trustee shall authenticate and make available for delivery to the transferee a Definitive Note in the appropriate principal amount; provided, that in the case of a Restricted Note, such instructions shall be accompanied by the following additional documents:

                        (i) if such beneficial interest is being transferred to
                the Person designated by the Depository as being the beneficial owner, a certification to that effect (in substantially the form of Exhibit B attached hereto); or

                        (ii) if such beneficial interest is being transferred to
                a QIB in accordance with Rule 144A or pursuant to an effective registration statement under the Securities Act, a certification to that effect (in substantially the form of Exhibit B attached hereto); or

                        (iii) if such beneficial interest is being transferred
                in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit B attached hereto) and, if the Trustee deems it appropriate, an Opinion of Counsel reasonably acceptable to the Company and to the Registrar to the effect that such transfer is in compliance with the Securities Act.

                Definitive Notes issued in exchange for a beneficial interest in a Global Note shall be registered in such names and in such authorized denominations as the Depository shall instruct the Trustee.

                (e) Transfer and Exchange of Global Notes. Notwithstanding any other provision of this Indenture, the Global Note may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository; provided, that if:

                        (i) the Depository notifies the Company that the
                Depository is unwilling or unable to continue as Depository and a successor Depository is not appointed by the Company within 90 days after delivery of such notice; or

                        (ii) the Company, at its sole discretion, notifies the
                Trustee in writing that it elects to cause the issuance of Definitive Notes under this Indenture,

then the Company shall execute and the Trustee shall authenticate and make available for delivery, Definitive Notes in an aggregate principal amount equal to the aggregate principal amount of the Global Note in exchange for such Global Note.

                (f) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in the Global Note have either been exchanged for Definitive Notes, redeemed, repurchased or cancelled, the Global Note shall be returned to or retained and cancelled by the Trustee. At any time prior to such cancellation, if any beneficial interest in the Global Note is exchanged for Definitive Notes, redeemed, repurchased or cancelled, the aggregate principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note by the Trustee to reflect such reduction.

                (g) General Provisions Relating to Transfers and Exchanges of Notes. To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Definitive Notes and Global Notes at the Registrar's request. All Definitive Notes and Global Notes issued upon any registration of transfer or exchange of Definitive Notes or Global Notes shall be legal, valid and binding obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Definitive Notes or Global Notes surrendered upon such registration of transfer or exchange.

               No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or similar governmental charge payable upon exchange (without transfer to another Person) pursuant to Sections 2.10, 3.1 and 9.5)

               The Company shall not be required to (i) issue, register the transfer of or exchange Notes during a period beginning at the opening of business 15 days before the mailing of a notice of redemption under Section 3.2 and ending at the close of business on the day of such mailing; or (ii) register the transfer of or exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part; or (iii) register the transfer of or exchange a Note between a record date and the next succeeding interest payment date.

               Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for all purposes, and neither the Trustee, any Agent nor the Company shall be affected by notice to the contrary.

                (h) Exchange of Series A Notes for Series B Notes. The Series A Notes may be exchanged for Series B Notes pursuant to the terms of the Exchange Offer. The Trustee and Registrar shall make the exchange as follows:

               The Company shall present the Trustee with an Officers' Certificate certifying the following:

               (A) upon issuance of the Series B Notes, the transactions contemplated by the Exchange Offer have been consummated; and

               (B) the principal amount of Series A Notes properly tendered in the Exchange Offer that are represented by a Global Note and the principal amount of Series A Notes properly tendered in the Exchange Offer that are represented by Definitive Notes, the name of each Holder of such Definitive Notes, the principal amount at maturity properly tendered in the Exchange Offer by each such Holder and the name and address to which Series B Notes represented by Definitive Notes shall be registered and sent for each such Holder.

               The Trustee, upon receipt of (i) such Officers' Certificate, (ii) an Opinion of Counsel (x) to the effect that the Series B Notes have been registered under Section 5 of the Securities Act and this Indenture has been qualified under the TIA and (y) with respect to the matters set forth in Section 6 of the Registration Rights Agreement and (iii) a Company Order, shall authenticate (A) a Global Note for Series B Notes in an aggregate principal amount equal to the aggregate principal amount of Series A Notes represented by a Global Note indicated in such Officers' Certificate as having been properly tendered and (B) Definitive Notes representing Series B Notes registered in the names of, and in the principal amounts indicated in such Officers' Certificate.

               If the principal amount at maturity of the Global Note for the Series B Notes is less than the principal amount at maturity of the Global Note for the Series A Notes, the Trustee shall make an endorsement on such Global Note for Series A Notes indicating a reduction in the principal amount at maturity represented thereby.

        Section 2.7 Replacement Notes. If a mutilated Note is surrendered to the Trustee or if the Holder of a Note claims and submits an affidavit or other evidence, satisfactory to the Company and Trustee, to the Trustee to the effect that the Note has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Note if the Trustee's requirements are met. If required by the Trustee or the Company, such Holder must provide an indemnity bond or other indemnity, sufficient in the judgment of both the Company and the Trustee, to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Note is replaced. The Company and the Trustee may charge such Holder for its reasonable, out-of-pocket expenses in replacing a Note. Every replacement Note is an additional obligation of the Company.

        Section 2.8 Outstanding Notes. Notes outstanding at any time are all the Notes that have been authenticated by the Trustee except those cancelled by it, those delivered to it for cancellation, those reductions in the interest in a Global Note effected by the Trustee in accordance with the provisions hereof, and those described in this Section 2.8 as not outstanding. A Note does not cease to be outstanding because the Company or an Affiliate of the Company holds the Note, except as provided in Section 2.9.

               If a Note is replaced pursuant to Section 2.7 (other than a mutilated Note surrendered for replacement), it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser. A mutilated Note ceases to be outstanding upon surrender of such Note and replacement thereof pursuant to Section 2.7.

               If on a Redemption Date or the Maturity Date the Paying Agent (other than the Company or an Affiliate of the Company) holds U.S. Legal Tender or U.S. Government Obligations sufficient to pay all of the principal and interest due on the Notes payable on that date, then on and after that date such Notes cease to be outstanding and interest on them ceases to accrue.

        Section 2.9 Treasury Notes. In determining whether the Holders of the required outstanding principal amount of Notes have concurred in any direction, amendment, supplement, waiver or consent, Notes owned by the Company and Affiliates of the Company shall be disregarded, except that, for the purposes of determining whether the Trustee shall be protected in relying on any such direction, amendment, supplement, waiver or consent, only Notes that the Trustee knows or has reason to know are so owned shall be disregarded.

        Section 2.10 Temporary Notes. Until Definitive Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of Definitive Notes but may have variations that the Company reasonably and in good faith considers appropriate for temporary Notes. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate Definitive Notes in exchange for temporary Notes. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as permanent Notes authenticated and delivered hereunder.

        Section 2.11 Cancellation. The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Notes surrendered to them for transfer, exchange or payment. The Trustee, or, at the direction of the Trustee, the Registrar or the Paying Agent (other than the Company or any Affiliate of the Company), and no one else, shall cancel, but in no event shall be required to destroy, all Notes surrendered for transfer, exchange, payment or cancellation. Subject to Section 2.7, the Company may not issue new Notes to replace Notes it has paid or delivered to the Trustee for cancellation. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 2.11, except as expressly permitted in the forms of Note and as permitted by this Indenture.

        Section 2.12 Defaulted Interest. Interest on any outstanding Note which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such interest.

               Any interest on any outstanding Note which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date plus, to the extent lawful, any interest payable on the defaulted interest (herein called "DEFAULTED INTEREST") shall forthwith cease to be payable to the registered Holder on the relevant Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                        (1) The Company may elect to make payment of any
                Defaulted Interest to the Persons in whose names the Notes (or their respective predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment, and, at the same time, the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as provided in this clause (1). Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address set forth upon the registry books of the Company on the 10th day prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in a newspaper, customarily published in the English language on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Notes (or their respective predecessor Notes) are registered on such Special Record Date and shall no longer be payable pursuant to the following clause
                (2).

                        (2) The Company may make payment of any Defaulted
                Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause accompanied by an Opinion of Counsel stating that the manner of payment complies with this clause, such manner shall be deemed practicable by the Trustee.

                Subject to the foregoing provisions of this Section, each Note delivered under this Indenture upon transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

        Section 2.13 Computation of Interest. Interest on the Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months.

        Section 2.14 Legends. Except as permitted by subsection (b) hereof, each Note shall bear legends relating to restrictions on transfer pursuant to the securities laws in substantially the form set forth on Exhibit A attached hereto.

                (a) Upon any sale or transfer of a Restricted Note (including any Restricted Note represented by a Global Note) pursuant to Rule 144A under the Securities Act or pursuant to an effective registration statement under the Securities Act:

                        (i) in the case of any Restricted Note that is a
                Definitive Note, the Registrar shall permit the Holder thereof to exchange such Restricted Note for a Definitive Note that does not bear the legends required by subsection (a) above; and

                        (ii) in the case of any Restricted Note represented by a
                Global Note, such Restricted Note shall not be required to bear the legends required by subsection (a) above, but shall continue to be subject to the provisions of Section 2.6(c); provided, that with respect to any request for an exchange of a Restricted Note that is represented by a Global Note for a Definitive Note that does not bear the legends required by subsection (a) above, which request is made in reliance upon Rule 144A, the Holder thereof shall certify in writing to the Registrar that such request is being made pursuant to Rule 144A.

               (b) The Company shall issue and the Trustee shall authenticate Series B Notes in exchange for Series A Notes accepted for exchange in the Exchange Offer. The Series B Notes shall not bear the legends required by subsection (a) above unless the Holder of such Series A Notes is either (A) a broker-dealer who purchased Series A Notes directly from the

Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act, or (B) a Person participating in the distribution of the Series A Notes.

        Section 2.15 PIK Notes. On each Interest Payment Date through and including December 1, 2000, the Company may, at its option and in its sole discretion, in lieu of the payment of interest in cash on the Notes, pay interest on all outstanding Notes in whole, but not in part, through the issuance of PIK Notes ("PIK NOTES"), in denominations (rounded, if necessary to the nearest dollar) of $1 and integral multiples thereof, in an aggregate principal amount equal to the amount of interest that would be payable with respect to such Notes, if such interest were paid in cash. The Company shall notify the Holders and the Trustee in writing of its election to pay interest through the issuance of PIK Notes not less than 10 nor more than 45 days prior to the record date for an Interest Payment Date on which PIK Notes will be issued. On each such Interest Payment Date, the Company shall issue and deliver PIK Notes to each Holder as of the relevant Record Date in the aggregate principal amount required to pay such interest. Each PIK Note is an additional obligation of the Company and shall be governed by, and entitled to the benefits of, and shall be subject to the terms of, this Indenture and shall rank pari passu with and be subject to the same terms (including the interest rate from time to time payable thereon) as the Notes with respect to which such PIK Notes were issued (except, as the case may be, with respect to the issuance date and aggregate principal amount).

        Section 2.16 Additional Notes. The Company may, at its option and in its sole discretion, issue Additional Notes ("ADDITIONAL NOTES"), in denominations (rounded, if necessary to the nearest dollar) of $1 and integral multiples thereof, in an aggregate principal amount of up to $150,000,000. The Company shall notify the Holders and the Trustee in writing of any issuance of Additional Notes not less than 10 days prior to the date on which Additional Notes will be issued. Each Additional Note is an additional obligation of the Company and shall be governed by, and entitled to the benefits of, and shall be subject to the terms of, this Indenture and shall rank pari passu with and be subject to the same terms (including the interest rate from time to time payable thereon) as any other Note (except, as the case may be, with respect to the issuance date and aggregate principal amount).

                                  ARTICLE III

                                   REDEMPTION

        Section 3.1 Right of Redemption. Redemption of Notes, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article III. The Notes may be redeemed at the election of the Company, as a whole or from time to time in part, at any time, at the applicable Redemption Price specified in Paragraph 5 of the forms of Note attached as Exhibit A hereto, set forth therein under the caption "Optional Redemption," in each case, including accrued and unpaid interest, if any, to the Redemption Date.

        Section 3.2 Notices to Trustee. If the Company elects to redeem Notes pursuant to Paragraph 5 of the Notes, it shall notify the Trustee in writing of the Redemption Date and the

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

principal amount of Notes to be redeemed and whether it wants the Trustee to give notice of redemption to the Holders.

               The Company shall give each notice to the Trustee provided for in this Section 3.2 at least 30 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee).

        Section 3.3 Selection of Notes to Be Redeemed. If less than all of the Notes are to be redeemed pursuant to Paragraph 5 thereof, the Trustee shall select the Notes to be redeemed, pro rata, by lot or in such other manner as in its sole discretion it deems appropriate and fair, and in such manner as complies with any applicable legal and stock exchange requirements.

               The Trustee shall make the selection from the Notes outstanding and not previously called for redemption and shall promptly notify the Company in writing of the Notes selected for redemption and, in the case of any Note selected for partial redemption, the principal amount thereof to be redeemed. Notes in denominations of $1,000 may be redeemed only in whole. The Trustee may select for redemption portions (equal to $1,000 or any integral multiple thereof) of the principal of Notes that have denominations larger than $1,000. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

        Section 3.4 Notice of Redemption. At least 15 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first class mail, postage prepaid, to the Trustee and each Holder whose Notes are to be redeemed. At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. The date fixed for redemption contained in any notice of redemption and the obligation of the Company to redeem any Notes upon such date may be subject to the satisfaction or waiver of conditions determined by the Company in its sole discretion. Each notice for redemption shall identify the Notes to be redeemed and shall state the following and such other matters as the Trustee shall deem proper:

                (1)     the Redemption Date;

                (2) the Redemption Price, including the amount of accrued and unpaid interest to be paid upon such redemption;

                (3)     the name, address and telephone number of the Paying
                        Agent;

                (4) that Notes called for redemption must be surrendered to the Paying Agent at the address specified in such notice to collect the Redemption Price;

                (5) that, unless the Company defaults in its obligation to deposit U.S. Legal Tender with the Paying Agent in accordance with Section 3.6, interest on Notes called for redemption ceases to accrue on Notes called for redemption on and after the Redemption Date and the only remaining right of the Holders of such Notes is to receive payment of the Redemption

                        Price, including accrued and unpaid interest, upon surrender to the Paying Agent of the Notes called for redemption and to be redeemed;

                (6) if any Note is being redeemed in part, the portion of the principal amount, equal to $1,000 or any integral multiple thereof, of such Note that will not be redeemed and that, after the Redemption Date, and upon surrender of such Note, a new Note or Notes in aggregate principal amount equal to the unredeemed portion thereof will be issued;

                (7) if less than all the Notes are to be redeemed, the identification of the particular Notes (or portion thereof) to be redeemed, as well as the aggregate principal amount of such Notes to be redeemed and the aggregate principal amount of Notes to be outstanding after such partial redemption;

                (8)     the CUSIP number of the Notes to be redeemed; and

                (9)     that the notice is being sent pursuant to this Section
                        3.4 and pursuant to the redemption provisions of Paragraph 5 of the Notes.

        Section 3.5 Effect of Notice of Redemption. Once notice of redemption is mailed in accordance with Section 3.4, Notes called for redemption shall become due and payable on the Redemption Date and at the Redemption Price, including accrued and unpaid interest. Upon surrender to the Trustee or Paying Agent, such Notes called for redemption shall be paid at the Redemption Price, including interest, if any, accrued and unpaid on the Redemption Date; provided that if the Redemption Date is after a regular Record Date and on or prior to the Interest Payment Date, the accrued interest through the Redemption Date shall be payable to the Holder of the redeemed Notes registered on the relevant Record Date; and provided, further, that if a Redemption Date is a Legal Holiday, payment shall be made on the next succeeding Business Day and no interest shall accrue for the period from such Redemption Date to such succeeding Business Day.

               Upon compliance by the Company with the provisions of this
Article III, including but not limited to Section 3.6, and upon satisfaction or waiver of any conditions precedent to the Company's obligation to effect such redemption contained in the related notice of redemption, interest on the Notes called for redemption will cease to accrue on the Notes called for redemption, on and after the Redemption Date, regardless of whether such Notes are presented for payment.

        Section 3.6 Deposit of Redemption Price. On or prior to the Redemption Date, the Company shall deposit with the Paying Agent (other than the Company or an Affiliate of the Company) U.S. Legal Tender sufficient to pay the Redemption Price of, including accrued and unpaid interest on, all Notes to be redeemed on such Redemption Date (other than Notes or portions thereof called for redemption on that date that have been delivered by the Company to the Trustee for cancellation). The Paying Agent shall promptly return to the Company any U.S.

Legal Tender so deposited which is not required for that purpose upon the written request of the Company.

               If the Company complies with the preceding paragraph and the other provisions of this Article III, interest on the Notes to be redeemed will cease to accrue on the applicable Redemption Date regardless of whether such Notes are presented for payment. Notwithstanding anything herein to the contrary, if any Note surrendered for redemption in the manner provided in the Notes shall not be so paid upon surrender for redemption because of the failure of the Company to comply with the preceding paragraph, interest shall continue to accrue and be paid from the Redemption Date until such payment is made on the unpaid principal and, to the extent lawful, on any interest not paid on such unpaid principal, in each case at the rate and in the manner provided in Section
4.1 and the Note.

        Section 3.7 Notes Redeemed in Part. Upon surrender of a Note that is to be redeemed in part, the Company shall execute and the Trustee shall authenticate and deliver to the Holder, without service charge, a new Note or Notes equal in principal amount to the unredeemed portion of the Note surrendered.

                                   ARTICLE IV

                                    COVENANTS

        Section 4.1 Payment of Notes.

               The Company shall pay the principal of and interest on the outstanding Notes on the dates and in the manner provided in the Notes to the Trustee at its New York agent's office unless otherwise instructed in writing by the Trustee. An installment of principal of or interest on the Notes shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the Company or an Affiliate of the Company) holds for the benefit of the Holders, on or before 12:00 noon, New York time on that date, U.S. Legal Tender deposited and designated for and sufficient to pay the installment. The Company shall pay any and all amounts, including without limitation, Yield Enhancement, if any, on the dates and in the manner required under the Registration Rights Agreement.

               The Company shall pay interest on overdue principal and on overdue installments of interest at the rate specified in the Notes compounded semi-annually, to the extent lawful.

               Notwithstanding anything to the contrary contained in this Indenture, the Company or the Trustee may, to the extent required by law, deduct or withhold income or other similar taxes imposed by the United States of America from principal, premium or interest payments on the Notes.

        Section 4.2 Maintenance of Office or Agency. The Company shall maintain in the Borough of Manhattan in The City of New York, New York, an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration

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

of transfer or exchange and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company shall give prior written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 12.2.

               The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan in The City of New York, New York, for such purposes. The Company shall give prior written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby initially designates the corporate trust office of the Trustee in the Borough of Manhattan in the City of New York, New York, as such office of the Company.

        Section 4.3 Limitation on Restricted Payments. The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make any Restricted Payment; provided, however, that the Company and its Subsidiaries may make a Restricted Payment if, at the time and after giving effect thereto on a pro forma basis, no Default or Event of Default would occur or be continuing, and:

                        (a) the Company's Consolidated Fixed Charge Coverage
                Ratio exceeds 3.0 to 1; and

                        (b) the aggregate amount of all Restricted Payments made
                by all of the Company and its Subsidiaries, including such proposed Restricted Payment and all payments that may be made pursuant to the proviso at the end of this sentence (if not made in cash, then the fair market value of any Property used therefor), from and after the Issue Date and on or prior to the date of such Restricted Payment, would not exceed an amount equal to (x) 50% of Adjusted Consolidated Net Income of the Company accrued for the period (taken as one accounting period) from the first full fiscal quarter that commenced after the Issue Date to and including the fiscal quarter ended immediately prior to the date of each calculation for which financial statements are available (or, if the Company's Adjusted Consolidated Net Income for such period is a deficit, then minus 100% of such deficit), plus (y) the aggregate Net Proceeds received by the Company from the issuance or sale (other than to a Subsidiary of the Company) of its Qualified Capital Stock from and after the Issue Date and on or prior to the date of such Restricted Payment, minus (z) 100% of the amount of any write-downs, write-offs, other negative revaluations, and other negative extraordinary charges not otherwise reflected in the Company's Adjusted Consolidated Net Income during such period;

provided, that this Section 4.3 shall not prohibit the payment of any dividend by the Company to TCR Holding in an amount equal to the next scheduled payment of the TCR Holding Intercompany Obligations to the extent that (x) no Default has occurred and is continuing and (y)

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
the Company receives a certificate from the Independent Engineer to the effect that amounts remaining in the Construction Disbursement Account, together with an amount equal to (A) 50% of Projected Net Operating Cash Flow from the date such dividend is declared for the next 90 day period plus (B) an amount equal to the portion of the proceeds of the Port Commission Bond Financing held by the entity serving as collateral agent or in similar capacity with respect to such financing the Capital Improvement Program, plus (C) without duplication, cash on hand that has been approved by the Company's Board of Directors to be escrowed in a segregated account and allocated only for the purpose of completion of the Capital Improvement Program, are sufficient to make all Capital Expenditures necessary in the opinion of the Independent Engineer to complete the Capital Improvement Program; provided, further, that this Section 4.3 shall not prohibit the payment of any dividend within 60 days after the date of its declaration if such dividend could have been made on the date of its declaration in compliance with the foregoing provisions.

        Section 4.4 Corporate Existence. Subject to Article V, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the corporate or other existence of each of its Subsidiaries in accordance with the respective organizational documents of each of them and the rights (charter and statutory) and corporate franchises of the Company and each of its Subsidiaries; provided, however, that the Company shall not be required to preserve, with respect to itself, any right or franchise, and with respect to any of its Subsidiaries, any such existence, right or franchise, if (a) the Board of Directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and (b) the loss thereof is not disadvantageous in any material respect to the Holders.

        Section 4.5 Payment of Taxes and Other Claims. The Company shall, and shall cause each of its Subsidiaries to, pay or discharge or cause to be paid or discharged, before the same shall become delinquent, all taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon the Company or any of its Subsidiaries or any of their respective properties and assets; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment or charge whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which disputed amounts adequate reserves have been established in accordance with GAAP.

        Section 4.6 Maintenance of Properties and Insurance.

                (a) Each of the Company and its Subsidiaries shall cause the properties to be used or useful to the conduct of its business and the business of itself and each of its Subsidiaries to be maintained and kept in good condition, repair, and working order (reasonable wear and tear excepted) and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments, and improvements thereof, all as in its reasonable judgment may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

                (b) Each of the Company and its Subsidiaries shall provide, or cause to be provided, for itself and each of its Subsidiaries, insurance (including appropriate self-insurance) against loss or damage of the kinds that are set forth herein or in the Mortgage, with reputable insurers or with the government of the United States of America or an agency or instrumentality thereof, in such amounts, with such deductibles, and by such methods as are set forth in the Mortgage. In addition, all such insurance shall be payable to the Trustee as loss payee, as its interests may appear, under a "standard" or "Texas" mortgagee and loss payee clause. Without limiting the foregoing, each of the Company and its Subsidiaries shall (i) keep all of its physical Property insured with hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such Property, (ii) maintain all such workers' compensation or similar insurance as may be required by law and (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or Property damage occurring on, in or about the properties of the Company and its Subsidiaries.

                (c) All policies of insurance shall provide for at least 15 days' prior written cancellation notice to the Trustee. In the event of failure by the Company and its Subsidiaries to provide and maintain insurance as herein provided, any one or more Holders may, at their option, provide such insurance and charge the amount thereof to the Company and its Subsidiaries. The Company and its Subsidiaries shall furnish the Trustee with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

        Section 4.7 Compliance Certificate; Notice of Default.

                (a) The Company shall deliver to the Trustee within 60 days after the end of each of its fiscal quarters, or 105 days after the end of a fiscal quarter that is also the end of a fiscal year, an Officers' Certificate complying with Section 314(a)(4) of the TIA and stating that a review of its activities and the activities of its Subsidiaries during the preceding fiscal quarter has been made under the supervision of the signing Officers with a view to determining whether the Company and its Subsidiaries have kept, observed, performed and fulfilled its obligations (excluding those obligations addressed by Section 11.2) under this Indenture and further stating, as to each such Officer signing such certificate, regardless of whether the signer knows of any failure by the Company or any Subsidiary of the Company to comply with any conditions or covenants in this Indenture, or of the occurrence of any Default, and, if such signor does know of such a failure to comply or Default, the certificate shall describe such failure or Default with particularity.

                (b) The Company shall promptly deliver to the Trustee within 90 days after the end of each of its fiscal years a written report of a firm of independent certified public accountants with an established national reputation stating that in conducting their audit for such fiscal year, nothing has come to their attention that caused them to believe that the Company or any Subsidiary of the Company was not in compliance with the provisions set forth in Section
4.3 or 4.11.

                (c) The Company shall, so long as any of the Notes are outstanding, deliver to the Trustee, immediately upon becoming aware of any Default or Event of Default under this Indenture, an Officers' Certificate specifying such Default or Event of Default and what action the Company is taking or proposes to take with respect thereto. The Trustee shall not be deemed to have knowledge of a Default or an Event of Default unless one of its trust officers receives notice of the Default giving rise thereto from the Company or any of the Holders.

        Section 4.8 Commission Reports. The Company and each of its Subsidiaries, where applicable, shall deliver to the Trustee and each Holder, within 15 days after it files the same with the Commission, copies of all reports and information (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe), if any, which such Person is required to file with the Commission in accordance with Section 13 or 15(d) of the Exchange Act. The Company shall, at any time it is not subject to
Section 13 or 15(d) of the Exchange Act and to the extent permitted by the Exchange act, file with the Trustee and the Commission such supplementary and periodic information, reports and documents as it would be required to file if it were so subject as if it were so subject. Prior to the Phase II Completion Date, the Company shall include in all such reports filed with the Commission (other than current reports filed on form 8-K) a summary of the status of the Capital Improvement Program, including a description of sources of funds available for the completion of the Capital Improvement Program. The Company agrees to continue to be subject to and comply with the filing and reporting requirements of the Commission as long as any of the Notes are outstanding.

               Concurrently with the reports delivered pursuant to the preceding paragraph, the Company shall deliver to the Trustee and to each Holder annual and quarterly financial statements with appropriate footnotes of the Company and its Subsidiaries, all prepared and presented in a manner substantially consistent with those of the Company required by the preceding paragraph. The Company shall also comply with the other provisions of Section 314(a) of the TIA.

               So long as is required for an offer or sale of the Notes to qualify for an exemption under Rule 144A, the Company shall, upon request, provide the information required by clause (d)(4) thereunder to each Holder and to each beneficial owner and prospective purchaser of Notes identified by any Holder of Restricted Notes.

        Section 4.9 Limitation on Status as Investment Company or Public Utility Company. The Company shall not, and shall not permit any of its Subsidiaries to become an "investment company" (as that term is defined in the Investment Company Act of 1940, as amended), or a "holding company," or "public utility company" (as such terms are defined in the Public Utility Holding Company Act of 1935, as amended), or otherwise become subject to regulation under the Investment Company Act or the Public Utility Holding Company Act.

        Section 4.10 Limitation on Transactions with Related Persons.

                (a) The Company shall not, and shall not permit any of its Subsidiaries to, enter directly or indirectly into, or permit to exist, any transaction or series of related transactions with any Related Person (including without limitation: (i) the sale, lease, transfer, or other disposition of properties, assets, or securities to such Related Person; (ii) the purchase or lease of any properties, assets, or securities from such Related Person;
(iii) an Investment in such Related Person (excluding Investments permitted to be made pursuant to clauses (v), (vii), (ix) or (x) of the definition of "Permitted Investment"); and (iv) entering into or amending any contract or agreement with or for the benefit of a Related Person (each a "RELATED PERSON TRANSACTION")), except for (a) Restricted Payments excluded from the definition of Restricted Payments by the proviso contained in the definition of "Restricted Payments," (b) transactions made in good faith, the terms of which are (x) fair and reasonable to the Company or such Subsidiary, as the case may be, and (y) are at least as favorable as the terms which could be obtained by the Company or such Subsidiary, as the case may be, in a comparable transaction made on an arm's length basis with Persons who are not Related Persons, (c) transactions between the Company and any of its wholly owned Subsidiaries or transactions between wholly owned Subsidiaries of the Company, (d) transactions pursuant to the Asset Sale Agreements, the Services Agreement, the Expense Reimbursement Agreement, the Secondment Agreement, the Tax Allocation Agreement, the Security Documents, the Registration Rights Agreement, the Exchange and Registration Rights Agreement, the Stockholders Agreements and the Office Lease, provided that payments under such Office Lease do not exceed in the aggregate $500,000 per year, (e) amounts payable by the Company to Southeast Louisiana Contractors of Norco, Inc., pursuant to the contract between such parties as in effect on the Issue Date, for employee services provided to the Company, not to exceed actual costs of payroll, payroll taxes and employee benefits, plus related administrative costs, (f) indemnity provided on behalf of officers, directors, employees or consultants of the Company or of its Subsidiaries, as approved by a majority of the directors of the Company or such Subsidiary, (g) the delivery to TEC, TARC or TCR Holding of Senior Secured Notes due 2002 of TEC or of the TARC Notes in satisfaction of all or a portion of the TCR Holding Intercompany Obligations, (h) payments of dividends in compliance with the penultimate proviso of Section 4.3 and (i) transactions that are a part of the Transaction on the Issue Date.

        (b) As an additional restriction on the foregoing, (a) with respect to any Related Person Transaction or series of Related Person Transactions (other than any Related Person Transaction described in clause (a) (with respect to permitted Restricted Payments by virtue of clauses (a), (b), (c), (f) and (g) of the proviso contained in the definition of "Restricted Payments"), (c), (d) (other than any amendment to any agreement referred to in such clause), (e) (other than any amendment to the contract referred to in such clause), (f) or
(h) of the first paragraph of this Section 4.10) with an aggregate value in excess of $1,000,000, such transaction must first be approved by a majority of the Board of Directors of the Company or its Subsidiary which is the transacting party and a majority of the directors of such entity who are disinterested in the transaction pursuant to a Board Resolution, as (i) fair and reasonable to the Company or such Subsidiary, as the case may be, and (ii) on terms which are at least as favorable as the terms which could be obtained by the Company or such Subsidiary, as the case may be, on an arm's length basis with Persons who are not Related Persons, and (b) with respect to any Related Person Transaction or series of related Person Transactions (other than any Related Person Transaction described in clause (a) (with respect to permitted Restricted Payments by virtue of clauses (a), (b), (c), (f) and (g) of the proviso contained in the definition of "Restricted Payments"), (c), (d) (other than any amendment to any agreement referred to in such clause), (e) (other than any amendment to the contract referred to in such clause), (f) or (h) of clause (a) of this Section 4.10) with an aggregate value in excess of $5,000,000, the Company must first obtain a favorable written opinion as to the fairness of such transaction to the Company or such Subsidiary, as the case may be, from a financial point of view, from a nationally recognized investment banking or accounting firm.

Section 4.11 Limitation on Incurrences of Additional Debt and
Issuances of Disqualified Capital Stock. Except as set forth in this Section 4.11, from and after the Issue Date, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, incur, assume, guarantee, or otherwise become liable for, contingently or otherwise (to "INCUR" or, as appropriate, an "INCURRENCE"), any Debt or issue any Disqualified Capital Stock, except:

                (a) Debt evidenced by the Notes (other than the Additional Notes) or the Guarantees;

                (b) Subordinated Debt of the Company solely to any Guarantor, or Debt of any Guarantor solely to the Company or to any Guarantor;

                (c) Debt in an aggregate principal amount at any one time not to exceed the greater of (x) $100,000,000 or (y) the Borrowing Base;

                (d) Debt in an aggregate principal amount not to exceed at any one time $10,000,000;

                (e) Debt Incurred in connection with the Port Commission Bond Financing and the Tank Storage Debt, and in each case any Attributable Debt related thereto, in an aggregate amount not to exceed $115,000,000;

                (f) [INTENTIONALLY OMITTED];

                (g) Debt Incurred as an extension, renewal, replacement, modification or refunding of any item of the Debt permitted to be Incurred by clause (e) of this Section 4.11, the third paragraph of this Section 4.11 or this clause (g) (each such item of Debt is collectively referred to as "REFINANCING DEBT"), provided that (1) the maximum principal amount of each item of Refinancing Debt (or, if such Refinancing Debt is issued with original issue discount, the original issue price of such Refinancing Debt) permitted under this clause (g) may not exceed the lesser of (x) the principal amount of the item of Debt being extended, renewed, replaced, modified or refunded plus reasonable fees incurred to secure such Refinancing Debt, or (y) if such item of Debt being extended, renewed, replaced, modified or refunded was issued at an original issue discount, the original issue price, plus amortization of the original issue discount at the time of the Incurrence of the Refinancing Debt plus reasonable fees incurred to secure such Refinancing Debt, (2) each item of Refinancing Debt has a Weighted Average Life and a final maturity that is equal to or greater than the related Debt being extended, renewed, replaced, modified or refunded at the time of such extension, renewal, replacement, modification or refunding and (3) each item of Refinancing Debt shall rank with respect to the Notes to an extent no less favorable in respect thereof to the Holders than the related Debt being refinanced and shall be issued by the same issuer thereof;

                (h) Debt represented by trade payables or accrued expenses, in each case, incurred on normal, customary terms in the ordinary course of business, not overdue for a period of more than 90 days (or, if overdue for a period of more than 90 days, being contested in good faith and by appropriate proceedings and adequate reserves with respect thereto being maintained on the books of the obligor thereunder in accordance with GAAP) and not constituting any amounts due to banks or other financial institutions;

                (i) Swap Obligations;

                (j) Debt Incurred and Disqualified Capital Stock issued on the Issue Date as part of the Transaction or in connection with the issuance of Additional Notes;

                (k) Letters of credit and reimbursement obligations relating thereto to the extent collateralized by cash or Cash Equivalents;

                (l) Debt in an amount not to exceed $75,000,000 in aggregate principal amount at any one time outstanding;

                (m) Debt secured by Liens permitted pursuant to clauses (g) and
(i) of the definition of "Permitted Liens" not to exceed $35,000,000 in aggregate principal amount at any one time outstanding; and

                (n) any guarantee of Debt permitted by clauses (c), (d), (e),
(f), (g) or (m) hereof.

               For the purpose of determining the amount of outstanding Debt that has been Incurred pursuant to this Section 4.11, there shall be included in any of the foregoing clauses the principal amount then outstanding of any Debt originally Incurred pursuant to such clause and, after any renewal, replacement or refunding of such Debt, any outstanding Debt Incurred pursuant to clause (g) above so as to renew, replace or refund such Debt Incurred pursuant to this
Section 4.11 and any subsequent renewals, replacements, refinancings or refundings thereof.

               Notwithstanding the foregoing provisions of this Section 4.11, the Company and its Subsidiaries may Incur Subordinated Debt and the Company and its Subsidiaries may issue Disqualified Capital Stock if, at the time such Subordinated Debt is Incurred or such Disqualified Capital Stock is issued, (i) no Default or Event of Default shall have occurred and be continuing at the time or immediately after giving effect to such transaction on a pro forma basis, and
(ii) immediately after giving effect to the Consolidated Fixed Charges in respect of such Subordinated Debt being Incurred or such Disqualified Capital Stock being issued and the application of the proceeds therefrom to the extent used to reduce Debt or Disqualified Capital Stock, on a pro forma basis, the Consolidated Fixed Charge Coverage Ratio of the Company for the Reference Period is greater than 2.5 to 1.

               Debt Incurred and Disqualified Capital Stock issued by any Person that is not a Subsidiary of the Company, which Debt or Disqualified Capital Stock is outstanding at the time such Person becomes a Subsidiary of or is merged into or consolidated with, the Company or one of its Subsidiaries, as the case may be, shall be deemed to have been Incurred or issued, as the case may be, at the time such Person becomes a Subsidiary of, or is merged into, or consolidated with the Company, or one of its Subsidiaries.

               For the purpose of determining compliance with this Section 4.11,
(A) if an item of Debt meets the criteria of more than one of the types of Debt described in the above clauses (a) through (m), the Company or the Subsidiary in question shall have the right to determine in its sole discretion the category to which such Debt applies and shall not be required to include the amount and type of such Debt in more than one of such categories and may elect to apportion such item of Debt between or among any two or more of such categories otherwise applicable, and (B) the amount of any Debt which does not pay interest in cash or which was issued at a discount to face value shall be deemed to be equal to the amount of the liability in respect thereof determined in accordance with GAAP.

        Section 4.12 Limitations on Restricting Subsidiary Dividends. The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create, assume, or suffer to exist any consensual encumbrance or restriction on the ability of any Subsidiary of the Company to (a) pay dividends or make other distributions on the Capital Stock of any Subsidiary of the Company, (b) make payments on or in respect of any Debt owed to the Company or any of its Subsidiaries, (c) make loans or advances to the Company or any of its Subsidiaries or (d) transfer any of its assets to the Company or any of its Subsidiaries, in each case except encumbrances and restrictions (i) existing under this Indenture, the Notes and the Security Documents, or any Debt permitted to be Incurred as described in clause (c) or (e) of Section 4.11; (ii) existing under agreements in effect on the Issue Date; (iii) in any agreement of a Person acquired by the Company or a Subsidiary of the Company, which restrictions existed at the time of acquisition, were not put in place in anticipation of such acquisition and are not applicable to any Person or Property other than the Person or any Property of the Person so acquired; (iv) existing under any agreement that refinances or replaces any of the agreements under clause (ii) or (iii) above; provided that the terms and conditions of any such restrictions are not materially less favorable to the Company or such Subsidiary than those under the agreement refinanced or replaced; and (v) customary non-assignment and sublease provisions of any lease governing a leasehold interest of the Company or such Subsidiary or any contract or agreement of the Company or such Subsidiary entered into in the ordinary course of business under which goods or services will be provided.

        Section 4.13 Limitation on Liens. The Company shall not, and shall not permit any Subsidiary to, directly or indirectly, Incur, or suffer to exist, any Lien upon any of their respective properties or assets, whether now owned or hereafter acquired which Property or assets constitute Collateral, other than Permitted Liens. For the purpose of determining compliance with this Section 4.13, if a Lien meets the criteria of more than one of the types of Permitted Liens, the Company or the Subsidiary in question shall have the right to determine in its sole discretion the category of Permitted Lien to which such Lien applies, shall not be required to include such Lien in more than one of such categories and may elect to apportion such Lien between or among any two or more categories otherwise applicable.

        Section 4.14 Waiver of Stay; Extension or Usury Laws. The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

               It is the intention of the parties hereto to comply strictly with applicable usury laws; accordingly, notwithstanding any provision to the contrary in this Indenture or in any of the documents securing the payment of the Notes or otherwise relating thereto, in no event shall this Indenture or such documents require or permit the payment, charging, taking, reserving, or receiving of any sums constituting interest under applicable laws which exceed the maximum amount permitted by such laws. If any such excess interest is contracted for, charged, taken, reserved, or received in connection with the Notes or in any of the documents securing the payment thereof or otherwise relating thereto, or in any communication by the Holders or any other Person to the Company or any other Person, or in the event all or part of the principal or interest on the Notes shall be prepaid or accelerated, so that under any of such circumstances or under any other circumstance whatsoever the amount of interest contracted for, charged, taken, reserved, or received on the amount of principal actually outstanding from time to time under the Notes shall exceed the maximum amount of interest permitted by applicable usury laws, then in any such event it is agreed as follows: (i) the provisions of this paragraph shall govern and control, (ii) any such excess shall be deemed an accidental and bona fide error and canceled automatically to the extent of such excess, and shall not be collected or collectible, (iii) any such excess which is or has been paid or received notwithstanding this paragraph shall be credited against the then unpaid principal balance on the Notes or refunded to the Company, at the Holders' option, and (iv) the effective rate of interest shall be automatically reduced to the maximum lawful rate allowed under applicable laws as construed by courts having jurisdiction hereof or thereof. Without limiting the foregoing, all calculations of the rate of interest contracted for, charged, taken, reserved, or received in connection herewith which are made for the purpose of determining whether such rate exceeds the maximum lawful rate shall be made to the extent permitted by applicable laws by amortizing, prorating, allocating and spreading during the period of the full term of the Notes, including all prior and subsequent renewals and extensions, all interest at any time contracted for, charged, taken, reserved, or received. The terms of this paragraph shall be deemed to be incorporated in every document, security instrument, and communication relating to this Indenture and the Notes.

         Section 4.15 Separate Existence and Formalities. The Company hereby covenants and agrees that:

                (a) it shall maintain procedures designed to prevent commingling of the funds of the Company and its Subsidiaries, other than pursuant to the Services Agreement and the Tax Allocation Agreement;

                (b) all actions taken by the Company and its Subsidiaries shall be taken pursuant to authority granted by the Board of Directors of the Company and its Subsidiaries, to the extent required by law or the Company's and its Subsidiaries' Certificate of Incorporation or By-laws;

                (c) the Company and its Subsidiaries shall maintain separate records and books of account in each case in accordance with GAAP;

                (d) the Company and its Subsidiaries shall maintain correct minutes of the meetings and other corporate proceedings of the owners of its capital stock and the Board of Directors and otherwise comply with requisite corporate formalities required by law;

                (e) the Company and its Subsidiaries shall not knowingly mislead any other Person as to the identity or authority of the Company and its Subsidiaries; and

                (f) the Company and its Subsidiaries shall maintain procedures designed to assure that all written communications of the Company and its Subsidiaries, including, without limitation, letters, invoices, purchase orders, contracts, statements and applications, shall appropriately identify the entity on whose behalf such communication is made.

         Section 4.16 [INTENTIONALLY OMITTED]

         Section 4.17 Repurchase of Notes at the Option of the Holder Upon a Change of Control.

                (a) In the event that a Change of Control occurs, each Holder of Notes shall have the right, at such Holder's option, subject to the terms and conditions of this Indenture, to require the Company to repurchase all or any part of such Holder's Notes (provided that the principal amount of such Notes must be $1,000 or an integral multiple thereof) on a date that is no earlier than 10 Business Days after the Company makes a Change of Control Offer and no later than 60 Business Days after the occurrence of such Change of Control (the date on which the repurchase is effected being referred to herein as the "CHANGE OF CONTROL PAYMENT DATE"), at a cash purchase price equal to 100% of the aggregate outstanding principal amount of the Notes (the "CHANGE OF CONTROL PURCHASE PRICE"), plus accrued and unpaid interest, if any, through and including the Change of Control Payment Date.

                (b) The Company shall notify the Trustee within five Business Days after each date upon which the Company knows, or reasonably should know, of the occurrence of a Change of Control. Within 20 Business Days after the Company knows, or reasonably should know, of the occurrence of each Change of Control, the Company shall make an irrevocable, unconditional offer (a "CHANGE OF CONTROL OFFER") to the Holders of Notes to purchase all of the Notes at the Change of Control Purchase Price by sending written notice of a Change of Control Offer, by first class mail, to each Holder at its registered address, with a copy to the Trustee. The notice to Holders shall contain all instructions and materials required by applicable Law and shall contain or make available to Holders other information material to such Holders' decision to tender Notes pursuant to the Change of Control Offer.

                (c) On or before the Change of Control Payment Date, the Company shall (i) accept for payment Notes or portions thereof properly tendered pursuant to the Change of Control Offer prior to the close of the third Business Day prior to the Change of Control Payment Date, (ii) deposit with the Paying Agent U.S. Legal Tender sufficient to pay the Change of Control Purchase Price of all Notes so tendered, and (iii) deliver or cause to be delivered to the Trustee Notes so accepted together with an Officers' Certificate listing the Notes or portions thereof being purchased by the Company. The Paying Agent shall promptly mail to the Holders of Notes so accepted payment in an amount equal to the Change of Control Purchase Price, and the Trustee shall promptly authenticate and mail or deliver to such Holders a new Note equal in principal amount to any unpurchased portion of the Note surrendered. Any Notes not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company shall publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Purchase Date.

                (d) To the extent applicable and if required by law, the Company shall comply with Section 14 of the Exchange Act and the provisions of Regulation 14E and any other tender offer rules under the Exchange Act and other securities laws, rules, and regulations which may then be applicable to any offer by the Company to purchase the Notes at the option of Holders upon a Change of Control and, if such laws, rules, and regulations require or prohibit any action inconsistent with the foregoing, compliance by the Company with such laws, rules, and regulations shall not constitute a breach of the Company's obligations with respect to the foregoing.


        Section 4.18 Minimum Consolidated Adjusted EBITDA. The Company shall not permit its Consolidated Adjusted EBITDA to be less than the following respective amounts for the following respective periods:


                                                                   AMOUNT
PERIOD                                                          (IN MILLIONS)
------                                                          -------------
February 1, 1999 through April 30, 1999.....................         $ 15
February 1, 1999 through July 31, 1999......................         $ 35
February 1, 1999 through October 31, 1999...................         $ 60
February 1, 1999 through January 31, 2000...................         $100
The four quarters ending April 30, 2000.....................         $120
The four quarters ending July 31, 2000......................         $140
The four quarters ending October 31, 2000...................         $160
The four quarters ending January 31, 2001 and each of the
four quarters ending at the end of each quarter thereafter..         $180

        Section 4.19 Guarantee by Subsidiaries. If the Company or any of its respective Subsidiaries shall, except as part of the Transaction, make Investments in an aggregate amount, or otherwise transfer (including by capital contribution) or cause to be transferred, in a manner otherwise permitted pursuant to this Indenture, any assets (tangible or intangible), businesses, divisions, real property, or equipment having a book value as shown in the Company's most recent consolidated balance sheet or the notes thereto (or if greater, a fair market value at the time of transfer) in excess of $1,000,000 in or to any Subsidiary that is not a Guarantor or an obligor on the Notes, the Company shall (a) cause such transferee Subsidiary to (x) guarantee payment of the Notes, by executing a Guarantee and (y) execute the appropriate security document, in substantially the form of the relevant Security Document, necessary to grant a security interest in all of the assets of such Subsidiary (other than Inventory and Receivables) to secure such Guarantee and (b) deliver to the Trustee an Opinion of Counsel, in form reasonably satisfactory to the Trustee, that such Guarantee and each related security document is a valid, binding and enforceable obligation of such Subsidiary, subject to customary exceptions for bankruptcy, fraudulent transfer and equitable principles.

               The liability of each Guarantor under its Guarantee shall be limited to the amount of its Adjusted Net Assets. Each Guarantor that makes a payment under its Guarantee of the Notes shall be entitled to assert a claim for reimbursement from each other Guarantor of the payment of the Notes, in each case in an amount not to exceed the product of (x) the other Guarantor's Adjusted Net Assets multiplied by (y) a fraction, the numerator of which is the other Guarantor's Adjusted Net Assets and the denominator of which is the sum of the Adjusted Net Assets of all Guarantors of the Notes.

        Section 4.20 Limitation on Asset Sales. The Company shall not, and shall not permit any of its Subsidiaries to, consummate an Asset Sale unless: (I) an amount equal to the Net Cash Proceeds therefrom is (i) in the case of an Asset Sale by the Company in excess of $5,000,000, deposited in the Construction Disbursement Account or treated as Remaining Amounts pursuant to Section 4.22, or (ii) with respect to an Asset Sale by the Company or any of its Subsidiaries after the Phase II Completion Date, used for Capital Expenditures in a Related Business within 180 days after the date of such Asset Sale; provided that (a) prior to the payment in full of the Notes, the aggregate amount does not exceed $10,000,000, (b) in the case of any Asset Sale or series of related Asset Sales, at least 85% of the value of the consideration for such Asset Sales consists of cash, Cash Equivalents or any combination thereof, and (c) the value of consideration received from each Asset Sale is not less than the fair market value of the Property subject to such Asset Sale; or (II) such Asset Sale is a part of the Transaction on the Issue Date. Notwithstanding the foregoing limitations on Asset Sales and restrictions on the use of Net Cash Proceeds therefrom (other than clause (c) above):

                (A) [INTENTIONALLY OMITTED];

                (B) the Company and its Subsidiaries may engage in Asset Sales in the ordinary course of business, including, without limitation, in connection with a financing secured by a pledge or assignment of Inventory or Receivables;


                (C) the Company and its Subsidiaries may engage in Asset Sales not otherwise permitted in clauses (A), (B) or (D) through (H) of this
        Section 4.20, provided that the aggregate proceeds from all such Asset Sales do not exceed $5,000,000 in any twelve-month period;


                (D) the Company and its Subsidiaries may engage in Asset Sales in accordance with Section 5.2;

                (E) the Company and its Subsidiaries may sell, assign, lease, license, transfer, abandon or otherwise dispose of (a) damaged, worn out, unserviceable or other obsolete Property in the ordinary course of business or (b) other Property no longer necessary for the proper conduct of their business;


                (F) the Company and its Subsidiaries may convey, sell, transfer or otherwise dispose of crude oil and refined products in the ordinary course of business;

                (G) [INTENTIONALLY OMITTED]; and

                (H) the Company may transfer the Port Facility Assets in connection with the Port Commission Bond Financing, or the Tank Storage Facility in connection with the Tank Storage Debt, or the Substation Assets in connection with the financing thereof, or in each case any renewal, refunding or refinancing thereof.

               Unless otherwise required by the foregoing clauses (A) through
(H), the proceeds of any Asset Sale permitted thereby shall be used by the Company or its Subsidiaries for purposes not otherwise prohibited by this Indenture.

               For the purpose of determining compliance with this Section 4.20 with respect to the application or use of the Net Cash Proceeds of any Asset Sale consummated by the Company or any Subsidiary of the Company, if such Net Cash Proceeds would be eligible for application or use under or pursuant to more than one of the categories of application or use permitted under this Section 4.20, the Company shall have the right to determine in its sole discretion the eligible category or categories of application or use pursuant to which all or any portion of such Net Cash Proceeds shall be applied or used.

               Notwithstanding any exception from the limitations on Asset Sales and restrictions on the use of Net Cash Proceeds therefrom (other than the exception set forth in clause (D) above), the Company shall not sell the Delayed Coking Unit, the Fluid Catalytic Cracking Unit or the Crude Unit unless the Net Cash Proceeds are deposited in the Construction Disbursement Account pursuant to
Section 4.22.

        Section 4.21 Limitation on Line of Business. None of the Company or its Subsidiaries shall directly or indirectly engage to any substantial extent in any line or lines of business activity other than a Related Business and such other business activities as are reasonably related or incidental thereto.

        Section 4.22 Automatic Payment Upon Completion of Phase II. After the Phase II Completion Date, the Company is required to use amounts remaining in the Construction Disbursement Account if such amounts (net of any amount thereof reserved to satisfy mechanic's liens and other payments to vendors to complete Phase II but only to the extent the same cannot be funded or paid out of 50% of the Projected Net Operating Cash Flow for the next 90 day period) equal or exceed $1,000,000 in the aggregate (the "REMAINING AMOUNTS") to prepay outstanding Notes (up to the unpaid principal amount thereof), pro rata among all Holders, at a purchase price in cash in an amount equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to the date of purchase, which date may not be more than 60 days from the Phase II Completion Date. If the Remaining Amount is less than $1,000,000, such amount may be used by the Company for general corporate purposes.

         Section 4.23 Event of Loss. The Company and its Subsidiaries shall deposit the Net Loss Proceeds from any Event of Loss into the Construction Disbursement Account or, after the Final Disbursement Date (as defined in the Construction Collateral and Disbursement Agreement), in accordance with the Mortgage. Within 30 days after any Event of Loss with respect to any Collateral, the Independent Engineer shall certify to the Trustee and the Disbursement Agent as to whether the expected Net Loss Proceeds together with all other unrestricted funds available to the Company will be sufficient to rebuild, repair, replace or construct the improvements to the Refinery necessary to complete the Capital Improvement Program or, if the Capital Improvement Program is complete, the affected Collateral. Within 180 days after any Event of Loss with respect to any Collateral with a fair market value (or replacement cost, if greater) of less than $10,000,000, the Company or the affected Subsidiary of the Company, as the case may be, may apply the Net Loss Proceeds from such Event of Loss to the rebuilding, repair, replacement or construction of the affected Collateral, with no concurrent obligation to make any purchase of any Notes; provided that the Company delivers to the Trustee within 90 days of such Event of Loss (a) a written certificate from the Independent Engineer that the affected Collateral can be rebuilt, repaired, replaced, or constructed and the Refinery operating (or, if the Refinery can operate without such Collateral, such Collateral will be operating) within 180 days of such Event of Loss and (b) an Officers' Certificate certifying that the Company has available from Net Loss Proceeds or other sources sufficient funds to complete such rebuilding, repair, replacement or construction. If (i) the Collateral with respect to the Event of Loss has a fair market value (or replacement cost, if greater) in excess of $10,000,000 or (ii) the Net Loss Proceeds with respect to one or more Events of Loss not used within any 180-day period to rebuild, repair or replace the affected Collateral equals or exceeds in the aggregate $10,000,000, then the Company shall make an offer to all Holders to purchase the maximum principal amount of Notes that may be purchased out of the Net Loss Proceeds (an "EVENT OF LOSS OFFER"), at a purchase price in cash in an amount equal to 100% of the principal amount thereof, plus accrued and unpaid interest thereon to the date of purchase, which date shall not be less than 30 or more than 60 days from the date of such Event of Loss Offer, in accordance with this Indenture. If the aggregate principal amount of Notes tendered pursuant to an Event of Loss Offer exceeds the Net Loss Proceeds, the Trustee shall select the Notes to be purchased in the manner set forth in this Indenture. To the extent that the aggregate amount of Notes tendered pursuant to any Event of Loss Offer is less than the Net Loss Proceeds, the Company may, subject to the other provisions of this Indenture and the other Security Documents, use any remaining Net Loss Proceeds for general corporate purposes.

        Section 4.24 Compliance with Environmental Laws. The Company shall:

                (a) comply with all Environmental Laws and Environmental Approvals applicable to the ownership, construction, operation and use of the Site and the Project, use best efforts to cause all tenants, operators, lessees, employees, invitees, licensees, contractors, subcontractors, agents, representatives, Affiliates, consultants and other Persons occupying the Site or the Project to comply with all such Environmental Laws and Environmental Approvals, and promptly pay or cause to be paid when due all costs and expenses incurred in connection with such compliance as such costs and expenses become due and payable, except for such failures to comply as could not reasonably be expected to result in (i) investigation, response or cleanup costs or liabilities to third parties outstanding at any one time that exceed $2,000,000 per non-compliance or series of related non-compliances or $10,000,000, in the aggregate, for all such non-compliances (excluding up to $5,000,000 of response or clean up costs related to the Tank Storage Facility), or
        (ii) unpaid fines or penalties outstanding at any one time that exceed $100,000 per non-compliance or series of related non-compliances or $5,000,000, in the aggregate, for all such non-compliances; provided that such failures to comply are remedied as soon as reasonably practicable after discovery by or notification to the Company or earlier if required by Environmental Law; provided further that any contingent liabilities for the payment of money that have not been resolved, settled, or reduced to judgment shall not be considered outstanding if the company has recorded adequate reserves for the payment thereof;

                (b) not generate, use, treat, store, release, dispose of, arrange for the disposal of or transport, or fail to use best efforts to prevent the use, generation, treatment, storage, release, disposal or transportation of Hazardous Materials by any third party in, on, at, under, from or to the Site or the Project or onto any other Property except for such use, generation, treatment, release, storage, disposal or transportation that could not reasonably be expected to result in investigation, response or cleanup costs, or unpaid fines, penalties or liabilities to third parties outstanding at any one time that exceed $2,000,000 relating to individual events or series of related events or $10,000,000, in the aggregate for all such events; provided that such costs, fines, penalties or liabilities are paid or discharged (or, in the event of contingent liabilities for the payment of money that have not been resolved, settled or reduced to judgment, the Company has recorded adequate reserves for the payment thereof) as soon as reasonably practicable after discovery by or notification to the Company or earlier if required by Environmental Law; provided further that any contingent liabilities for the payment of money that have not been resolved, settled, or reduced to judgment shall not be considered outstanding if the company has recorded adequate reserves for the payment thereof;

                (c) conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other action necessary to remove and clean up all Hazardous Materials from the Site and any operations thereon in accordance with the requirements of all applicable Environmental Laws, and in accordance with the orders and directives of all Governmental Authorities; and

                (d) develop and implement a plan for evaluating environmental compliance and environmental risk management issues relating to the construction, ownership and operation of the Refinery, Project and Site, and for remedying as soon as practicable conditions and circumstances that constitute failures to comply with applicable Environmental Law and Environmental Approvals or that otherwise fail to comply with environmental compliance and risk management objectives established and approved by the Board of Directors of the Company.

        Section 4.25 Maintenance of Rights. The Company shall, and shall cause each of its Subsidiaries to, preserve and enforce all its rights, and comply with all its respective obligations, under the Project Agreements and shall comply with all Requirements of Law, in each case except to the extent noncompliance could not reasonably be expected to result in a Material Adverse Change or except as otherwise provided under Section 4.28.

        Section 4.26 Use of Proceeds. The Company shall use the aggregate net cash proceeds from the sale of, and in connection with the subsequent assumption by the Company of, the Notes strictly to, (i) complete the Capital Improvement Program and otherwise cause the Refinery to become operational, (ii) repay certain obligations of the Company or (iii) permit TCR Holding to pay interest due on December 15, 1998 under the Promissory Note dated October 1, 1998 made by TARC in favor of TEC. The Company shall make additional deposits into the Construction Disbursement Account as required by the Construction Collateral and Disbursement Agreement.

        Section 4.27 Independent Engineer. The Company shall cooperate in all reasonable respects with the Independent Engineer in the performance of its duties under the Construction Collateral and Disbursement Agreement.

        Section 4.28 Amendments, Waivers and Enforcement of Certain Agreements. The Company shall not, directly or indirectly, consent to or enter into any transfer of rights, termination, assignment, amendment or waiver under, of or to any Project Agreement, without the consent of the Majority Holders to such proposed transfer, termination, assignment, amendment or waiver; provided, however, that such consent shall not be required if (i) no Event of Default shall have occurred and be continuing and as a result of such transfer, termination, assignment, amendment or waiver, no Default or Event of Default shall have occurred and be continuing, and (ii) the proposed transfer, termination, assignment, amendment or waiver could not reasonably be expected to adversely affect the Company's ability to repay any Notes on a timely basis or to comply with the terms of this Indenture (as certified by the Independent Engineer) or the ability of the Trustee, on behalf of the Holders, to realize on the Collateral. In the case of any entry into an amendment to any Project Agreement or the entry into any replacement Project Agreement, the Company shall take all necessary actions (including the execution, filing and recording of any public deed or other instrument or document) to continue or create, as the case may be, and to perfect the first-priority Lien of the Security Documents on such Project Agreement or such replacement agreement, and, within forty-five
(45) days of the end of each fiscal year of the Company, the Company shall deliver to the Trustee an Opinion of Counsel to the effect that all Project Agreements to which the Company is then a party shall comprise part of the Collateral and be subject to the Lien of the Security Documents.

        Section 4.29 Modifications of Charter Documents. The Company shall not amend or modify any of its charter documents (except as may be required by Law or in connection with the Transaction) or change its fiscal year unless such action could not reasonably be expected to result in a Material Adverse Change.

        Section 4.30 Capital Expenditures. The Company shall not, and shall not permit its Subsidiaries to, make any material Capital Expenditure not provided for in the capital budget set forth in the Capital Improvement Plan, except as necessary to comply with Applicable Law, including Environmental Law.

        Section 4.31 Notice of Default. The Company shall notify the Trustee promptly, but in all cases within five Business Days, after the Company obtains knowledge of the occurrence thereof, written notice of the occurrence of any event or condition that constitutes (or that, upon notice or lapse of time or both, would constitute) a Default or an Event of Default, specifically stating that such event or condition has occurred and describing the nature thereof and the action the Company proposes to take with respect thereto.

        Section 4.32 Limitation on Issuance of Preferred Stock by Subsidiaries. The Company shall not permit any of its Subsidiaries to, directly or indirectly, issue, contingently or otherwise, any shares of such Subsidiary's Preferred Stock, warrants, rights or options to purchase or acquire shares of such Subsidiary's Preferred Stock now or hereafter authorized for issuance except to the Company or a wholly owned Subsidiary of the Company.

                                    ARTICLE V

                              SUCCESSOR CORPORATION

        Section 5.1 When the Company and its Subsidiaries May Merge, Etc.

                (a) The Company shall not, and shall not permit any of its Subsidiaries to, consolidate with or merge with or into any other Person, or, directly or indirectly, sell, lease, assign, transfer or convey all or substantially all of its assets (computed on a consolidated basis), to another Person or group of Persons acting in concert, whether in a single transaction or through a series of related transactions, unless:

                      (A) in accordance with the Asset Sale Agreements; or

                      (B) subsequent to the consummation of all of the transactions contemplated by clause (A) above (i) either (a) the Company or such Subsidiary, as the case may be, shall be the continuing Person or (b) the resulting, surviving, or transferee entity (the Company or such other Person being hereinafter referred to as the "SURVIVING

        PERSON") shall be a corporation, limited liability company or partnership organized under the laws of the United States, any state thereof, or the District of Columbia, and shall expressly assume all of the obligations of the Company or such Subsidiary, as the case may be, under the Notes, the Security Documents, the Exchange and Registration Rights Agreement, the Stockholder Agreements, the Registration Rights Agreement and this Indenture by a supplemental indenture or other appropriate document supplemental hereto, and execute and deliver to the Trustee on or prior to the consummation of such transaction, in form satisfactory to the Trustee, any supplements to any Security Documents as the Trustee, in its sole discretion, may require to ratify and confirm the continuing first priority of, and to regrant, the Liens (subject to Permitted Liens) created by the Security Documents; (ii) no Default or Event of Default shall exist or shall occur immediately after giving effect to such transaction; (iii) immediately after giving effect to such transaction on a pro forma basis, the Net Worth of the surviving or transferee entity is at least equal to the Net Worth of such predecessor or transferring entity immediately prior to such transaction; (iv) the surviving or transferee entity would immediately thereafter be permitted to Incur at least $1.00 of additional Subordinated Debt pursuant to the third paragraph following clause (n) of Section 4.11; and (v) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, assignment, or transfer and such supplemental indenture comply with this Article V and that all conditions precedent herein provided relating to such transaction have been satisfied.

               For purposes of this Section 5.1, the Consolidated Fixed Charge Coverage Ratio shall be determined on a pro forma consolidated basis (after giving effect to such transaction) for the four fiscal quarters immediately preceding such transaction.

               (b) For purposes of clause (a), the sale, lease, conveyance, assignment, transfer, or other disposition of all or substantially all of the properties and assets of one or more Subsidiaries of the Company, which properties and assets, if held by the Company instead of such Subsidiaries, would constitute all or substantially all of the properties and assets of the Company on a consolidated basis, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company.

        Section 5.2 Successor Corporation Substituted. Upon any consolidation or merger or any transfer of all or substantially all of the assets of the Company or any of its Subsidiaries in accordance with Section 5.1, the Surviving Person formed by such consolidation or into which the Company is merged or to which such transfer is made, shall succeed to, and be substituted for, and may exercise every right and power of, the Company or such Subsidiary under this Indenture or the other Security Documents with the same effect as if such Surviving Person had been named as the Company herein. Upon consummation of the Transaction on the Issue Date (including, without limitation, the transactions contemplated by the Asset Sale Agreements), then TARC and TCR Holding respectively will be released from all obligations under this Indenture and the other Security Documents, TransContinental will be the "Company" for all purposes of this Indenture and the other Security Documents and TARC and TCR Holding will have no rights or interests under this Indenture.

                                   ARTICLE VI

                         EVENTS OF DEFAULT AND REMEDIES

        Section 6.1 Events of Default. "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be caused voluntarily or involuntarily or effected, without limitation, by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                (a) default in the payment of any interest upon any Note as and when the same becomes due and payable, and the continuance of such default for a period of 30 days;

                (b) default in the payment of all or any part of the principal of (or premium, if any, applicable to), the Notes when and as the same becomes due and payable at maturity, redemption, by acceleration, or otherwise including payment of the Change of Control Purchase Price;

                (c) default in the observance or performance of, or breach of, any covenant, agreement or warranty of the Company or any of its Subsidiaries contained in the Notes or this Indenture or any of the Security Documents (other than a default in the performance of any covenant, agreement or warranty which is specifically dealt with elsewhere in this Section 6.1), and continuance of such default or breach for the period of 30 days after written notice is given to the Company by the Trustee or the Company and the Trustee by the Majority Holders;

                (d) a default which extends beyond any stated period of grace applicable thereto, including any extension thereof, under any mortgage, indenture or instrument under which there is outstanding any Debt of the Company or any of its Subsidiaries with an aggregate principal amount in excess of $5,000,000, if by reason of such default the principal of such Debt and all accrued interest thereon has been declared due and payable, or failure to pay such Debt at its stated maturity, provided that a waiver by all of the requisite lenders of such debt of such default shall constitute a waiver hereunder for the same period;

                (e) a decree, judgment, or order by a court of competent jurisdiction shall have been entered adjudging the Company or any of its Subsidiaries or TCR Holding as bankrupt or insolvent, or ordering relief against the Company or any of its Subsidiaries, TEC, TARC or TCR Holding in response to the commencement of an involuntary bankruptcy case, or approving as properly filed a petition seeking reorganization or liquidation of the Company or any of its Subsidiaries or TCR Holding under any bankruptcy or similar law, and such decree or order shall have continued undischarged and unstayed for a period of 60 days; or a decree or order of a court of competent jurisdiction over the appointment of a receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of the Company, any of its Subsidiaries, TEC, TARC, TCR Holding, or of the Property of any such Person, or for the winding up or liquidation of the affairs of any such Person, shall have been entered, and such decree, judgment, or order shall have remained in force undischarged and unstayed for a period of 60 days;

                (f) the Company or any of its Subsidiaries, TEC, TARC or TCR Holding shall institute voluntary bankruptcy proceedings, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization or liquidation under any bankruptcy or similar law or similar statute, or shall consent to the filing of any such petition, or shall consent to the appointment of a Custodian, receiver, liquidator, trustee, or assignee in bankruptcy or insolvency of it or any of its assets or Property, or shall make a general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due, or shall, within the meaning of any Bankruptcy Law, become insolvent, fail generally to pay its debts as they become due, or take any corporate action in furtherance of or to facilitate, conditionally or otherwise, any of the foregoing;

                (g) final judgments not covered by insurance for the payment of money, or the issuance of any warrant of attachment against any portion of the Property or assets of the Company or any Subsidiary, which, in the aggregate, equal or exceed $5,000,000 at any one time shall be entered against the Company or any of its Subsidiaries by a court of competent jurisdiction and not be stayed, bonded or discharged for a period (during which execution shall not be effectively stayed) of 60 days (or, in the case of any such final judgment which provides for payment over time, which shall so remain unstayed, unbonded or undischarged beyond any applicable payment date provided therein);

                (h) any of the Security Documents shall for any reason cease to be in full force and effect (except where no material adverse effect to the Holders would result), or shall cease to give the Trustee for the ratable benefit of the Holders the Liens, rights, powers and privileges purported to be created thereby including but not limited to, a perfected security interest in, and Lien on, the Collateral in accordance with the terms thereof (including, without limitation, a first priority perfected Lien (subject to Permitted Liens) on the Collateral), except where the failure to have such Lien, rights, powers and privileges shall not have a material adverse effect on the Holders;

                (i) the Phase I Completion Date has not occurred by the Required Phase I Completion Date;

                (j) the Phase II Mechanical Completion Date has not occurred by October 1, 1999;

                (k) the Reliability Test has not been completed by June 30, 2001;

                (l) the Phase II Completion Date has not occurred by December 1, 1999;

                (m) any of the Stockholders Agreements shall cease to be in full force and effect or cease to cause the election of directors by the parties thereto as set forth therein;

                (n) the actual cost of Phase I from and including November 1, 1998 exceeds the amount budgeted therefor (including contingency amounts) as set forth in the Budget by more than $1,000,000; or

               (o) the actual cost of Phase II from and including November 1, 1998 exceeds the amount budgeted therefor (including contingency amounts) as set forth in the Budget by more than the sum of $6,000,000 and the amount, if any, by which the amount budgeted for Phase I (including contingency amounts) as set forth in the Budget exceeds the actual cost of Phase I from and including November 1, 1998.

               If a default occurs and is continuing and if a Trust Officer of the Trustee receives written notice thereof, the Trustee must, within 30 days after the occurrence of such default, give to the Holders notice of such default; provided that, except in the case of default in payment of principal of, premium, if any, or interest on the Notes, including a default in the payment of the Change of Control Purchase Price, the Trustee will be protected in withholding such notice if it in good faith determines that the withholding of such notice is in the interest of the Holders.

               A Default under clause (c) above (other than in the case of any Defaults under Sections 4.3, 4.11 or 5.1, which Defaults shall be Events of Default without the notice specified in this paragraph or Section 4.7(c) and upon the passage of 10 days) is not an Event of Default until the Trustee notifies the Company, or the Majority Holders notify the Company and the Trustee of the Default, and the Company does not cure the Default within 30 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." Such notice shall be given by the Trustee if so requested by the Majority Holders.

               In the case of any Event of Default pursuant to the provisions of this Section 6.1 occurring by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company or any Subsidiary with the intention of avoiding the period of time the Notes are not optionally redeemable or the payment of the premium which the Company would have to pay if the Company then had elected to redeem the Notes pursuant to Paragraph 5 of the Notes, an equivalent premium shall also become and be immediately due and payable to the extent permitted by law, anything in this Indenture or in the Notes to the contrary notwithstanding.

        Section 6.2 Acceleration of Maturity Date; Rescission and Annulment. If an Event of Default (other than an Event of Default specified in Section 6.1(e) or (f) relating to the Company or its Subsidiaries) occurs and is continuing, then, and in every such case, unless the principal of all of the Notes shall have already become due and payable, either the Trustee or the Majority Holders, by a notice in writing to the Company and to the Disbursement Agent (and to the Trustee if given by Holders) (an "ACCELERATION NOTICE"), may declare all of the principal of the Notes determined as set forth below, including in each case accrued interest thereon, or, as appropriate, the Change of Control Purchase Price, to be due and payable immediately. If an Event of Default specified in
Section 6.1(e) or (f) relating to the Company or its Subsidiaries occurs, all principal and accrued interest on the Notes shall be immediately due and payable on all outstanding Notes without any declaration or other act on the part of the Trustee or the Holders.

               At any time prior to such a declaration of acceleration being made, the Majority Holders, by written notice to the Company and the Trustee, may waive, on behalf of all Holders, any default or potential default if the Company has paid or deposited with the Trustee a sum sufficient to pay:

                (1) all accrued but unpaid interest on all Notes,

                (2) the principal of (and premium, if any, applicable to) any Notes and accrued but unpaid interest thereon at the rate borne by the Notes,

                (3) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate borne by the Notes, and

                (4) all sums paid or advanced by the Trustee hereunder and the compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

        Section 6.3 Collection of Indebtedness and Suits for Enforcement by Trustee. The Company covenants that if an Event of Default in payment of principal, premium or interest specified in Section 6.1 occurs and is continuing, the Company shall, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of such Notes, the whole amount then due and payable on such Notes for principal, premium (if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate borne by the Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including compensation to, and expenses, disbursements and advances of the Trustee, its agents and counsel.

               If the Company fails to pay such amounts within ten days of such demand, the Trustee, in its own name and as trustee of an express trust in favor of the Holders, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the Property of the Company or any other obligor upon the Notes, wherever situated. If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

               The Trustee shall also be authorized to take whatever additional action at law or in equity may appear to be necessary or desirable to collect the monies necessary to pay the principal, premium (if any) and interest on the Notes.

        Section 6.4 Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the

Notes or the Property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company or any obligor for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise to take any and all actions under the TIA, including:

                (a) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel) and of the Holders allowed in such judicial proceeding, and

                (b) to collect and receive any moneys or other Property payable or deliverable on any such claims and to distribute the same;

and any debtor-in-possession or Custodian or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.7.

               Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment, or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

        Section 6.5 Trustee May Enforce Claims Without Possession of Notes. All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust in favor of the Holders, and any recovery of judgment shall, after provision for the payment of compensation to, and expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

        Section 6.6 Priorities. Any money collected by the Trustee pursuant to this Article VI shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal, premium (if any) or interest, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                FIRST: To the Trustee in payment of all amounts due pursuant to
        Section 7.7;

                SECOND: To the Holders in payment of the amounts then due and unpaid for principal of, premium (if any) and interest on, the Notes in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Notes for principal, premium (if any) and interest, respectively; and

                THIRD: To whomsoever may be lawfully entitled thereto, the remainder, if any.

        Section 6.7 Limitation on Suits. No Holder of any Note shall have any right to order or direct the Trustee to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                (a) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                (b) the Majority Holders shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder; and

                (c) such Holder or Holders have offered to the Trustee security reasonably acceptable to the Trustee or indemnity against the costs, expenses and liabilities to be incurred or reasonably probable to be incurred in compliance with such request;

it being understood and agreed that no Holder (including, without limitation, any Direct Purchaser) shall constitute or be deemed to be an agent, trustee or fiduciary in any capacity under this Indenture or the other Security Documents of any other Holder or have any duties or responsibilities to any Holder or be required to initiate or conduct any action on behalf of any other Holder. Each Holder (including, without limitation, each Direct Purchaser) may, at all times, act to further its own interests without regard to the interests of any other Holder and no such action will create any liability of any such Holder or Direct Purchaser to any other Holder.

        Section 6.8 Unconditional Right of Holders to Receive Principal, Premium and Interest. Notwithstanding any other provision of this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of, and premium (if any) and interest on, such Note on the Maturity Dates of such payments as expressed in such Note and to institute suit for the enforcement of any such payment after such respective dates, and such rights shall not be impaired without the consent of such Holder.

        Section 6.9 Rights and Remedies Cumulative. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in Section 2.7, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

        Section 6.10 Delay or Omission Not Waiver. No delay or omission by the Trustee or by any Holder of any Note to exercise any right or remedy arising upon any Default or Event of Default shall impair the exercise of any such right or remedy or constitute a waiver of any such Event of Default. Every right and remedy given by this Article VI or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

        Section 6.11 Control by Holders. The Majority Holders shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred upon the Trustee, provided that:

                (a) such direction shall not be in conflict with any rule of law or with this Indenture,

                (b) the Trustee shall not determine that the action so directed would be unjustly prejudicial to the Holders not taking part in such direction or that such action may involve the Trustee in personal liability,

                (c) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction, and

                (d) the Trustee shall be entitled to be indemnified by the Holders before taking any such action directed by the Holders.

        Section 6.12 Waiver of Past Default. Subject to Section 6.8, the Majority Holders may, on behalf of all Holders, prior to the declaration of the maturity of the Notes, waive any past default hereunder and its consequences, except a default in the payment of the principal of, premium, if any, or interest on, any Note as specified in clauses (a) and (b) of Section 6.1.

               Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair the exercise of any right arising therefrom.

        Section 6.13 Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted to be taken by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this
Section 6.13 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the outstanding Notes, or to any suit instituted by any Holder for enforcement of the payment of principal of, or premium (if any) or interest on, any Note on or after the respective Maturity Date expressed in such Note (including, in the case of redemption, on or after the Redemption Date).

        Section 6.14 Restoration of Rights and Remedies. If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.


                                  ARTICLE VII

                                     TRUSTEE

               The Trustee hereby accepts the trust imposed upon it by this Indenture and covenants and agrees to perform the same, as herein expressed.

        Section 7.1 Duties of Trustee

                (a) After a Default or an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

                (b) Except during the continuance of a Default or an Event of
Default:

                        (1) The Trustee need perform only those duties as are
                specifically set forth in this Indenture and no others, and no covenants or obligations shall be implied in or read into this Indenture which are adverse to the Trustee.

                        (2) In the absence of bad faith on its part, the Trustee
                may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee shall examine certificates and opinions which are required under this Indenture to be delivered to the Trustee to determine whether or not they conform to the requirements of this Indenture.

                (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                        (1) This paragraph does not limit the effect of
                paragraph (b) of this Section 7.1.

                        (2) The Trustee shall not be liable for any error of
                judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                        (3) The Trustee shall not be liable with respect to any
                action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.2 or
                Section 6.11.

                (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or to take or omit to take any action under this Indenture or at the request, order or direction of the Holders or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c), (d), (e) and (f) of this
Section 7.1.

                (f) The Trustee shall not be liable for loss on Permitted Investments made pursuant to this Indenture or interest on any assets received by it except as the Trustee may agree in writing with the Company. Assets held in trust by the Trustee need not be segregated from other assets except to the extent required by law.

        Section 7.2 Rights of Trustee. Subject to Section 7.1:

                (a) The Trustee may rely and shall be fully protected in acting or refraining from acting on any document or legal opinion believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                (b) Before the Trustee acts or refrains from acting, it may consult with counsel and may require an Officers' Certificate or an Opinion of Counsel, which shall conform to Sections 12.4 and 12.5. The Trustee shall be entitled to rely upon the advice or written opinion of counsel selected by it and the Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

                (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

                (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

                (e) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, notice, request, direction, consent, order, bond, debenture, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit.

                (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

                (g) Whenever by the terms of this Indenture, the Trustee shall be required to transmit notices or reports to any or all Holders, the Trustee shall be entitled to rely on the information provided by the Registrar as to the names and addresses of the Holders as being correct. If the Registrar is other than the Trustee, the Trustee shall not be responsible for the accuracy of such information.

        Section 7.3 Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company, its Subsidiaries, or their respective Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

        Section 7.4 Trustee's Disclaimer. The Trustee makes no representation as to the validity or adequacy of this Indenture or the Notes or disclosure documentation related thereto and it shall not be accountable for the Company's use of the proceeds from the Notes, and it shall not be responsible for (i) the use or application of any funds received by a Paying Agent other than the Trustee, (ii) any statement in the Notes, other than the Trustee's certificate of authentication or (iii) the sufficiency of the collateral for the Notes. The Trustee shall have no liability and shall be held harmless by the Holders and the Company in the event that the Project is not completed, and the Trustee makes no representations with respect to the likelihood of such completion. For the avoidance of doubt, under no circumstances shall any provision of this Indenture or the Mortgage be interpreted to require that the Trustee foreclose on the Mortgage or exercise any remedy with respect to the Mortgage unless and until the Trustee has received full indemnification deemed satisfactory to it. The Trustee shall have no environmental liability whatsoever, and makes no representations as to the adequacy of the Mortgage or with respect to environmental contamination of any property subject to the Mortgage. The assets held or collected by the Trustee described in the third paragraph of Section 7.7 shall (after payment of the fees and expenses of the Trustee) be the sole source of any funds expended by the Trustee for remediation of potential or actual environmental costs.

               The Trustee shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Company hereunder or in any Security Documents, except as specifically set forth herein or therein.

        Section 7.5 Notice of Default. If a Default or an Event of Default occurs and is continuing and a Trust Officer has received written notice thereof, the Trustee shall mail to DTC notice of the uncured Default or Event of Default within 30 days after such Default or Event of Default occurs. Except in the case of a Default or an Event of Default in payment of principal (or premium, if any,) of, or interest on, any Note (including all payments due on any Maturity Date), the Trustee may withhold the notice if and so long as the Board of Directors, the executive committee or a trust committee of directors and/or responsible officers of the Trustee in good faith determines that withholding the notice is in the interest of the Holders.

        Section 7.6 Reports by Trustee to Holders. On or before each May15th beginning with May 15, 1999, the Trustee shall, if required, mail to each Noteholder a brief report dated as of such May 15th that complies with TIA
Section 313(a). The Trustee also shall comply with TIA Sections 313(b) and
313(c).

               A copy of each report at the time of its mailing to Noteholders shall be mailed to the Company and filed with the Commission and each stock exchange, if any, on which the Notes are listed.

        Section 7.7 Compensation and Indemnity. The Company shall pay to the Trustee from time to time compensation for its services (in whatever capacity rendered) in accordance with the Trustee's fee schedule, as may be amended from time to time. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it. Such expenses shall include the reasonable compensation, disbursements and expenses of the Trustee's agents, accountants, experts and counsel. The reasonable fees and expenses of the Trustee's legal counsel shall be payable on the Issue Date, and on the date of execution and delivery of any amendment hereto.

               The Company shall indemnify the Trustee (in its capacity as Trustee) and each of its officers, directors, attorneys-in-fact and agents for, and hold it harmless against, any claim, demand, expense (including but not limited to, compensation, disbursements and expenses of the Trustees' agents and counsel), loss or liability incurred by it without negligence or bad faith on its part, arising out of or in connection with the administration of this trust and its rights or duties hereunder including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The Trustee shall notify the Company promptly of any claim asserted against the Trustee for which it may seek indemnity. The Company shall defend the claim and the Trustee shall provide reasonable cooperation at the Company's expense in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel; provided that the Company will not be required to pay such fees and expenses if it assumes the Trustee's defense and there is no conflict of interest as reasonably determined by the Trustee between the Company and the Trustee in connection with such defense. The Company need not reimburse any expense or indemnify against any loss or liability to the extent incurred by the Trustee solely through its negligence, bad faith or willful misconduct.

               Following the occurrence of an Event of Default, to secure the Company's payment obligations in this Section 7.7, the Trustee shall have a Lien prior to the Notes on all assets held or collected by the Trustee, in its capacity as Trustee. Prior to the occurrence of an Event of Default, the Trustee shall have a Lien prior to the Notes on all such assets, except assets held in trust to pay principal (and premium, if any,) or interest on particular Notes, and the Trustee shall be entitled to use such assets to pay the fees and expenses of the Trustee incurred in the performance of its obligations under this Indenture relating to the engagement of an

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

environmental auditor or engineer to assess the existence, extent and costs of remediating contamination at the Refinery.

               When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1(e) or (f) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

               The Company's obligations under this Section 7.7 and any Lien arising hereunder shall survive the resignation or removal of the Trustee, the discharge of the Company's obligations pursuant to Article VIII and any rejection or termination of this Indenture under any Bankruptcy Law.

        Section 7.8 Replacement of Trustee. The Trustee may resign by so notifying the Company in writing. The Majority Holders may remove the Trustee by so notifying the Company and the Trustee in writing and may appoint a successor trustee with the Company's consent. The Company may remove the Trustee if:

                (1)     the Trustee fails to comply with Section 7.10;

                (2)     the Trustee is adjudged bankrupt or insolvent;

                (3) a receiver, Custodian, or other public officer takes charge of the Trustee or its Property; or

                (4)     the Trustee becomes incapable of acting.

               If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Majority Holders may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

               A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that and provided that all sums owing to the Trustee provided for in Section 7.7 have been paid, the retiring Trustee shall transfer all Property held by it as Trustee to the successor Trustee, subject to the Lien provided in Section 7.7, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Holder.

               If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holder or Holders of at least 10% in principal amount of the outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

               If the Trustee fails to comply with Section 7.10, any Noteholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.


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

               Notwithstanding replacement of the Trustee pursuant to this
Section 7.8, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee.

        Section 7.9 Successor Trustee by Merger, Etc. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the resulting, surviving or transferee corporation without any further act shall, if such resulting, surviving or transferee corporation is otherwise eligible hereunder, be the successor Trustee.

        Section 7.10 Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of TIA Section 310(a)(1), (a)(2) and (a)(5). The Trustee shall comply with TIA Section 310(b).

        Section 7.11 Preferential Collection of Claims against Company. The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

        Section 7.12 No Bond. The Trustee shall not be required to give any bond or surety in respect to the execution of its trusts, powers, rights and duties under this Indenture or otherwise in respect of the premises.

        Section 7.13 Condition to Action. Notwithstanding anything elsewhere in this Indenture to the contrary, the Trustee shall have the right, but shall not be required, to demand, in respect of the authentication of any Notes or any other action within the purview of this Indenture, any showings, certificates, opinions, or other information, or corporate action or evidence thereof in addition to that by the terms hereof required, as a condition of such action by the Trustee if reasonably deemed desirable by the Trustee for the purpose of establishing the right to the authentication of any Notes or the taking of any other action by the Trustee.

        Section 7.14 Investment. The Trustee shall not be responsible or liable for any loss suffered in connection with any investment of funds made by it at the direction of the Company.

                                  ARTICLE VIII

                           SATISFACTION AND DISCHARGE

        Section 8.1 [INTENTIONALLY OMITTED].

        Section 8.2 Termination of Obligations Upon Cancellation of the Notes. The Company may terminate all of its obligations under this Indenture (subject to Sections 8.3 and 8.7) when (a) all Notes theretofore authenticated and delivered (other than Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 2.7) have been delivered to the Trustee for cancellation or the Company has paid or caused to be paid all sums payable hereunder by the Company and (b) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent specified herein relating to the satisfaction and discharge of this Indenture have been complied with.

        Section 8.3 Survival of Certain Obligations. Notwithstanding the satisfaction and discharge of this Indenture and of the Notes referred to in
Section 8.2, the respective obligations of the Company and the Trustee under Sections 2.3, 2.4, 2.5, 2.6, 2.7, 4.1, 4.2, 4.4, 7.7, 8.7 and this Section 8.3 shall survive until the Notes are no longer outstanding, and thereafter the obligations of the Company and the Trustee under Sections 7.7 and this Section
8.3 shall survive. Nothing contained in this Article VIII shall abrogate any of the obligations or duties of the Trustee under this Indenture.

        Section 8.4 Acknowledgment of Discharge by Trustee. After (i) the conditions of Section 8.2 have been satisfied, (ii) the Company has paid or caused to be paid all other sums payable hereunder by the Company and (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent referred to in clause (i), above, relating to the satisfaction and discharge of this Indenture have been complied with, the Trustee upon request shall acknowledge in writing the discharge the Company's obligations under this Indenture except for those surviving obligations specified in Section 8.3.

        Section 8.5 [INTENTIONALLY OMITTED].

        Section 8.6 [INTENTIONALLY OMITTED].

        Section 8.7 Reinstatement. If the Trustee or Paying Agent is unable to apply any U.S. Legal Tender or U.S. Government Obligations in accordance with
Section 8.2 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture, the Security Documents and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.2 until such time as the Trustee or Paying Agent is permitted to apply all such U.S. Legal Tender or U.S. Government Obligations in accordance with Section 8.2; provided, however, that if the Company has made any payment of principal of or interest on any Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the U.S. Legal Tender or U.S. Government Obligations held by the Trustee or Paying Agent.


                                   ARTICLE IX

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

        Section 9.1 Supplemental Indentures Without Consent of Holders. Without the consent of any Holder, the Company, when authorized by Board Resolutions, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto or amendments to the Security Documents or the Construction Collateral and Disbursement Agreement, in form satisfactory to the Trustee, for any of the following purposes:

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

                (a) to cure any ambiguity, defect, or inconsistency, or to make any other provisions with respect to matters or questions arising under this Indenture, the Security Documents or the Construction Collateral and Disbursement Agreement which shall not be inconsistent with the provisions of this Indenture, provided such action pursuant to this clause (a) shall not adversely affect the interests of any Holder in any respect;

                (b) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company or to make any other change that does not adversely affect the rights of any Holder, provided that the Company has delivered to the Trustee an Opinion of Counsel stating that such change does not adversely affect the rights of any Holder;

                (c) to provide for additional collateral for the Notes;

                (d) to evidence the succession of another Person to the Company and the assumption by any such successor of the obligations of the Company herein and in the Notes in accordance with Article V;

                (e) to comply with the TIA; or

                (f) after the date upon which a Change of Control Offer is required to be made, reduce the Change of Control Purchase Price or make changes in Section 4.17.

        Section 9.2 Amendments, Supplemental Indentures and Waivers with Consent of Holders. Subject to Section 6.8, with the consent of the Majority Holders, by written act of said Holders (including an electronic mechanism utilized by DTC as a means of receiving consents or tenders of securities) delivered to the Company and the Trustee, the Company, when authorized by Board Resolutions, and the Trustee may amend or supplement this Indenture, the Notes, any of the Security Documents, or the Plans with respect to Phase I or Phase II or enter into an indenture or indenture supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or the Notes or of modifying in any manner the rights of the Holders under this Indenture or the Notes. Subject to Section 6.8, the Majority Holders may waive compliance by the Company with any provision of this Indenture or the Notes. Notwithstanding any of the above, however, no such amendment, supplemental indenture or waiver shall, without the consent of the Holder of each outstanding Note affected thereby:

                (a) reduce the percentage of outstanding principal amount of Notes whose Holders must consent to an amendment, supplement or waiver of any provision of this Indenture or the Notes;

                (b) reduce the rate or extend the time for payment of interest on any Note;

                (c) reduce the principal amount of any Note;

                (d) change the Stated Maturity or the payment date of any installment of principal of, or the payment date of any installment of interest on, any Note;


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

               (e) alter the redemption provisions of Article III or of Paragraph 5 of the Notes;

               (f) make any changes in the provisions concerning waivers of Defaults or Events of Default by Holders of the Notes (except to increase any required percentage or to provide that certain other provisions hereof cannot be modified or waived without the consent of the Holders of each outstanding Note affected thereby) or the rights of Holders to recover the principal or premium of, interest on, or redemption payment with respect to, any Note;

               (g) make any changes in Section 6.4, 6.7 or this third sentence of this Section 9.2;

               (h) make the principal of, or the interest on, any Note payable with anything or in any manner other than as provided for in this Indenture (including changing the place of payment where, or the coin or currency in which, any Note or any premium or the interest thereon is payable) and the Notes as in effect on the date hereof; or

               (i) after the date upon which a Change of Control Offer is required to be made, reduce the Change of Control Purchase Price or alter the provisions of Section 4.17.

               It shall not be necessary for the consent of the Holders under this Section 9.2 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

               After an amendment, supplement or waiver under this Section 9.2 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

               After an amendment, supplement or waiver under this Section 9.2 or 9.4 becomes effective, it shall bind each Holder.

               In connection with any amendment, supplement or waiver under this
Article IX, the Company may, but shall not be obligated to, offer to any Holder who consents to such amendment, supplement or waiver, or to all Holders, consideration for such Holder's consent to such amendment, supplement or waiver.
Section 9.3 Compliance with TIA. Every amendment, waiver or supplement of this Indenture or the Notes shall comply with the TIA as then in effect.

               Section 9.4 Revocation and Effect of Consents. Until an amendment, waiver or supplement becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. However, any such Holder or subsequent Holder may revoke the consent as to his Note or portion of his Note by written notice to the Company or the Person designated by the Company as the Person to whom consents should be sent if such revocation is received by the Company or such Person before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Notes have consented (and not theretofore revoked such consent) to the amendment, supplement or waiver.

               The Company may, but shall not be obligated to, fix a Record Date for the purpose of determining the Holders entitled to consent to any amendment, supplement or waiver, which Record Date shall be the date so fixed by the Company notwithstanding the provisions of the TIA. If a Record Date is fixed, then notwithstanding the last sentence of the immediately preceding paragraph, those Persons who were Holders at such Record Date, and only those Persons (or their duly designated proxies), shall be entitled to revoke any consent previously given, regardless of whether such Persons continue to be Holders after such Record Date. No such consent shall be valid or effective for more than 90 days after such Record Date.

               After an amendment, supplement or waiver becomes effective, it shall bind every Noteholder; provided that any such waiver shall not impair or affect the right of any Holder to receive payment of principal and premium of and interest on a Note, on or after the respective dates set for such amounts to become due and payable expressed in such Note, or to bring suit for the enforcement of any such payment on or after such respective dates.

        Section 9.5 Notation on or Exchange of Notes. If an amendment, supplement or waiver changes the terms of a Note, the Trustee may require the Holder of the Note to deliver it to the Trustee or require the Holder to put an appropriate notation on the Note. The Trustee may place an appropriate notation on the Note about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Note shall issue and the Trustee shall authenticate a new Note that reflects the changed terms. Any failure to make the appropriate notation or to issue a new Note shall not affect the validity of such amendment, supplement or waiver.

        Section 9.6 Trustee to Sign Amendments, Etc. The Trustee shall execute any amendment, supplement or waiver authorized pursuant to this Article IX, provided that the Trustee may, but shall not be obligated to, execute any such amendment, supplement or waiver which affects the Trustee's own rights, duties or immunities under this Indenture. The Trustee at the expense of the Company shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article IX is authorized or permitted by this Indenture.


                                   ARTICLE X

                             MEETINGS OF NOTEHOLDERS

        Section 10.1 Purposes for Which Meetings May Be Called. A meeting of Noteholders may be called at any time and from time to time pursuant to the provisions of this Article X for any of the following purposes:

               (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to waive or to consent to the waiving of any Default or Event of Default hereunder and its consequences, or to take any other action authorized to be taken by Noteholders pursuant to any of the provisions of Article VI;

               (b) to remove the Trustee or appoint a successor Trustee pursuant to the provisions of Article VII;

               (c) to consent to an amendment, supplement or waiver pursuant to the provisions of Section 9.2; or

               (d) to take any other action (i) authorized to be taken by or on behalf of the Holder or Holders of any specified aggregate principal amount of the Notes under any other provision of this Indenture, or authorized or permitted by law or (ii) which the Trustee deems necessary or appropriate in connection with the administration of this Indenture.

        Section 10.2 Manner of Calling Meetings. The Trustee may at any time call a meeting of Noteholders to take any action specified in Section 10.1, to be held at such time and at such place in the City of New York, New York or elsewhere as the Trustee shall determine. Notice of every meeting of Noteholders, setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed by the Trustee, first-class postage prepaid, to the Company and to the Holders at their last addresses as they shall appear on the registration books of the Registrar, not less than 10 nor more than 60 days prior to the date fixed for a meeting.

               Any meeting of Noteholders shall be valid without notice if the Holders of all Notes then outstanding are present in Person or by proxy, or if notice is waived before or after the meeting by the Holders of all Notes outstanding, and if the Company and the Trustee are either present by duly authorized representatives or have, before or after the meeting, waived notice.

        Section 10.3 Call of Meetings by Company or Holders. In case at any time the Company, pursuant to a Board Resolution, or the Holders of not less than 10% in aggregate principal amount of the Notes then outstanding, shall have requested the Trustee to call a meeting of Noteholders to take any action specified in Section 10.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or the Holders of Notes in the amount above specified may determine the time and place in the City of New York, New York or elsewhere for such meeting and may call such meeting for the purpose of taking such action, by mailing or causing to be mailed notice thereof as provided in Section 10.2, or by causing notice thereof to be published at least once in each of two successive calendar weeks (on any Business Day during such week) in a newspaper or newspapers printed in the English language, customarily published at least five days a week of a general circulation in the City of New York, State of New York, the first such publication to be not less than 10 nor more than 60 days prior to the date fixed for the meeting.

        Section 10.4 Who May Attend and Vote at Meetings. To be entitled to vote at any meeting of Noteholders, a Person shall (a) be a registered Holder of one or more Notes, or (b) be a Person appointed by an instrument in writing as proxy for the registered Holder or Holders of Notes. The only Persons who shall be entitled to be present or to speak at any meeting of Noteholders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

        Section 10.5 Regulations May Be Made by Trustee; Conduct of the Meeting; Voting Rights; Adjournment. Notwithstanding any other provision of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any action by or any meeting of Noteholders, in regard to proof of the holding of Notes and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, and submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think appropriate. Such regulations may fix a record date and time for determining the Holders of record of Notes entitled to vote at such meeting, in which case those and only those Persons who are Holders of Notes at the record date and time so fixed, or their proxies, shall be entitled to vote at such meeting regardless of whether they shall be such Holders at the time of the meeting.

               The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Noteholders as provided in Section 10.3, in which case the Company or the Noteholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Majority Holders represented at the meeting and entitled to vote.

               At any meeting each Noteholder or proxy shall be entitled to one vote for each $1,000 outstanding principal amount of Notes held or represented by him; provided, however that no vote shall be cast or counted at any meeting in respect of any Notes challenged as not outstanding and ruled by the chairman of the meeting to be not then outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Notes held by him or instruments in writing as aforesaid duly designating him as the proxy to vote on behalf of other Noteholders. Any meeting of Noteholders duly called pursuant to the provisions of Section 10.2 or Section 10.3 may be adjourned from time to time by vote of the Majority Holders represented at the meeting and entitled to vote, and the meeting may be held as so adjourned without further notice.

        Section 10.6 Voting at the Meeting and Record to Be Kept. The vote upon any resolution submitted to any meeting of Noteholders shall be by written ballots on which shall be subscribed the signatures of the Holders of Notes or of their representatives by proxy and the principal amount of the Notes voted by the ballot. The permanent chairman of the meeting shall appoint two inspectors of votes, who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Noteholders shall be prepared by the secretary of the meeting and there shall be attached to such record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts, setting forth a copy of the notice of the meeting and showing that such notice was mailed as provided in Section 10.2 or published as provided in Section 10.3. The record shall be signed and verified by the affidavits of the permanent chairman and the secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

               Any record so signed and verified shall be conclusive evidence of the matters therein stated.

        Section 10.7 Exercise of Rights of Trustee or Noteholders May Not Be Hindered or Delayed by Call of Meeting. Nothing contained in this Article X shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Noteholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Noteholders under any of the provisions of this Indenture or of the Notes.

                                   ARTICLE XI

                                    SECURITY

        Section 11.1 Grant of Security Interest. In order to secure the payment and performance of all obligations of the Company with respect to the Notes including the due and punctual payment of the principal of, interest on and premium, if any, on the Notes when and as the same shall become due and payable, whether on an interest payment date, at a Maturity Date, by acceleration, call for redemption or otherwise, and interest on the overdue principal and interest, if any, of the Notes, the Company hereby covenants to execute, deliver and file of record for the benefit of the Holders, the Security Documents to which it is a party and this Indenture. The Security Documents shall grant to the Trustee a security interest in the collateral therein described and when filed shall be deemed hereby incorporated by reference herein to the same extent and as fully as if set forth in their entirety at this place, and reference is made hereby to each Security Document for a more complete description of the terms and provisions thereof. Each Holder, by accepting a Note, agrees to all of the terms and provisions of the Security Documents and the Trustee agrees to all of the terms and provisions of the Security Documents signed by it. At such time, if any, that (a) any Collateral released pursuant to Section 11.4(a)(vii) becomes unencumbered by the Permitted Liens described in such Section or (b) the Tank Storage Facility becomes encumbered by Liens securing the Tank Storage Debt or any refinancing thereof, such released Collateral or the Tank Storage Facility (as the case may be) shall, for all purposes of this Indenture and the other Security Documents, become Collateral and the Company shall, in each instance, confirm that the Security Interests in such Collateral is effective pursuant to the Security Documents and Section 11.2, duly perfected and subject to no prior Security Interests other than Permitted Liens.

        Section 11.2 Recording; Opinions of Counsel

               (a) The Company has executed, delivered, filed and recorded and shall execute, deliver, file and record, all instruments and documents, and has done and shall do all such acts and other things, at the expense of the Company, as are reasonably necessary to subject the Collateral to the Security Interests. As soon as practicable, the Company shall execute, deliver, file and record all instruments and do all acts and other things as may be reasonably necessary or advisable to perfect, maintain and protect the Security Interests.

               (b) The Company shall cause (x) TIA Section 314(b), relating to Opinions of Counsel regarding the Lien of the Security Documents, and (y) TIA
Section 314(d), relating to the release of Collateral from the Lien of the Security Documents and Officers' Certificates or other documents regarding fair value of the Collateral, to be complied with to the extent applicable. Any certificate or opinion required by TIA Section 314(d) may be made by an Officer of the Company or any other obligor upon the Notes, as applicable, to the extent permitted by TIA Section 314(d).

               (c) The Company shall furnish to the Trustee, within 30 days after the end of the Company's first fiscal year after the date hereof, within 30 days after the end of each fiscal year thereafter, and at least 30 days prior to the expiration of any financing statements filed in connection with the Security Interests, an Officers' Certificate, dated as of such date, (i) stating that either (A) all action has been taken with respect to the recording, registering, filing, rerecording and refiling of this Indenture, all supplemental indentures, the Security Documents, financing statements, continuation statements and all other instruments of further assurance as are necessary and desirable fully to maintain, protect and preserve the Security Interests and the rights of the Holders and the Trustee hereunder and under the Security Documents and reciting the details of such action or referring to prior Officers' Certificates in which such details are given or (B) no such action is necessary to maintain, preserve and protect the Security Interests and the rights of the Holders and the Trustee hereunder and under the Security Documents during such period, (ii) stating either (A) that, with respect to the trademarks and service marks, all filings with the United States Patent and Trademark Office, any state office or other appropriate governmental body necessary to maintain, protect and preserve the Security Interests in the trademarks and service marks have been made or (B) that no such action is necessary and (iii) stating what, if any, action of the forgoing character is necessary during the fiscal year so as to maintain, protect and preserve the rights of the Holders and the Trustee hereunder and under the Security Documents.

        Section 11.3 Disposition of Certain Collateral Without Requesting
Release.

               (a) Notwithstanding the provisions of Sections 11.4, 11.5, 11.6 and 11.7, the Company (or with respect to the Security Documents, the grantor of the security interest thereunder) may, without requesting or receiving the consent of the Trustee (and any lender, trustee or collateral agent under any of the Security Documents):

                        (i) sell, assign, transfer, license or otherwise dispose
                of, free from the Security Interests, any personal property constituting Collateral that has become worn out, obsolete, or unserviceable, upon replacing the same with machinery or equipment constituting Collateral not necessarily of the same character but, at the time of such sale, assignment, transfer, license or other disposition, being of at least equal value and utility as the Property so disposed of, which Property shall without further action become Collateral subject to the Security interests;

                        (ii) (A) sell, assign, transfer, license or otherwise
                dispose of, free from the Security Interests, inventory in the ordinary course of business and consistent with past practices,
                (B) collect, liquidate, sell, factor or otherwise dispose of, free from the Security Interests, notes receivable in the ordinary course of business and consistent with past practices or (C) make cash payments (including repayments of Debt permitted to be Incurred hereby) that are not otherwise prohibited by this Indenture;

                        (iii) sell, assign, lease, license, transfer, abandon or
                otherwise dispose of (a) damaged, worn out or other obsolete Property in the ordinary course of business or (b) other Property certified by the Independent Engineer to be no longer necessary for the proper conduct of its business; and

               (b) Notwithstanding the provisions of subsection (a) above: (x) the Company (or with respect to the Security Documents, the grantor of the security interest thereunder) shall not dispose of or transfer (by lease, assignment, sale or otherwise) Collateral pursuant to the provisions of Section 11.3(a)(ii) or (iii), having, in the good faith judgment of the Company (or with respect to the Security Documents, the grantor of the security interest thereunder) and, if required by the TIA, an Appraiser, a fair value of 5% or more of the aggregate fair value of all Collateral then existing in any transaction or any series of related transactions without complying with Section 11.4; and (y) the right of the Company (or with respect to the Security Documents, the grantor of the security interest thereunder) to rely upon the provisions of Section 11.3(a)(ii) and (iii) from the date of this Indenture to December 31, 1998 and for each twelve-month period thereafter beginning on January 1 (a "TWELVE-MONTH PERIOD") shall be conditioned upon the Company (or with respect to the Security Documents, the grantor of the security interest thereunder) delivering to the Trustee, on or before January 30, 1999 and thereafter within 30 days following the end of such Twelve-Month Period, an Officers' Certificate to the effect that the proceeds of all of such dispositions, collections and cash payments which involve Collateral during such Twelve-Month Period (other than those such dispositions, collections or payments wherein the Company (or with respect to the Security Documents, the grantor of the security interests thereunder) has complied with Section 11.4) were used by the Company (or with respect to the Security Documents, the grantor of the security interest thereunder) in connection with their businesses.

               (c) Any disposition of Collateral made in compliance with the provisions of this Section 11.3 shall be deemed not to impair the Security Interests in contravention of the provisions of this Indenture.

        Section 11.4 Requesting Release of Collateral.

            (a) Upon receipt of a Release Request, the Trustee shall execute and deliver, within five Business Days from the receipt of such Release Request, any instruments prepared by the Company deemed by the Company (or with respect to the Security Documents, the grantor of the security interests thereunder) to be reasonably necessary or reasonably appropriate to release all or a part of the Collateral from the Security Interests, if the provisions of this Section 11.4 have been complied with. Any such Release Request shall request the Trustee to execute one or more specifically described release instruments (which release instruments shall accompany such Release Request) and shall certify (i) that no Default has occurred and is continuing (or with respect to a Release Request relating to any of the Security Documents, that no default has occurred and is continuing under the applicable Security Document) and (ii) that one of the conditions of this Section 11.4(a) set forth below (specifying such condition), and if such specified condition is described in clause (i), (ii) or (iii) below, that the conditions of Section 11.3, 11.5 or 11.7, if applicable, have been, or simultaneously with or immediately following the release will be, fulfilled:

                        (i) the Collateral will be disposed of in compliance
                with Section 11.3;

                        (ii) there is a substitution of Substitute Collateral in
                accordance with Section 11.5;

                        (iii) the Collateral to be released will be used within
                five Business Days either to make redemptions or purchases of Notes which will be delivered to the Trustee for cancellation;

                        (iv) all of the conditions precedent to the termination
                of the Security Document under which the Lien in the Collateral to be released was created, or to the release of such Collateral from the Lien created by such Security Document, as set forth in such Security Document, have been satisfied;

                        (v) the Majority Holders have consented in writing to
                such release of Collateral from the Security Interests;

                        (vi) [INTENTIONALLY OMITTED]; or

                        (vii) the Collateral to be released constitutes First
                Lien Debt and such Collateral is (or will be, upon obtaining such release) encumbered by a Lien permitted pursuant to the terms of clauses (d), (j), (q) and (t) of the definition of Permitted Lien.

            (b) As a condition to any release of Collateral under this Section 11.4, the Company shall deliver to the Trustee any certificate or opinion required by TIA Section 314(d), as to the fair value to the obligor of any Substitute Collateral and as to the fair value of any Collateral to be released, or by TIA Section 314(c), as to the fulfillment of any condition precedent to such release, dated as of a date not more than 60 days prior to the date of substitution or release. Such certificate or opinion shall state that the proposed release of

Collateral will not impair the Security Interests in contravention of the provisions of this Indenture. The Person delivering such certificate or opinion must be independent with respect to the Company if required by TIA Section 314(d).

            (c) In addition to any certificates or opinions required by Section 11.4(b), as a condition to any release of Collateral pursuant to Section 11.5, the Company (or with respect to releases under the Security Documents, the grantor of the security interest thereunder) shall deliver to the Trustee an Opinion of Counsel to the effect that, in the opinion of such counsel, subject to necessary qualifications, exceptions or limitations, the Trustee is authorized to execute and deliver the instruments requested and such execution and delivery will not result in a violation of the terms hereof or any violation of applicable law and that either (a) all such instruments and documents have been duly and validly executed and delivered and have been properly recorded and filed so as to make effective the Security Interest intended to be created by this Indenture and the Security Documents in the Substitute Collateral or Cash Collateral to be substituted for the Collateral to be released, and reciting the details of such action or referring to prior Opinions of Counsel in which such details are given, or (b) no such action is necessary to make the Security Interest in such Substitute Collateral or Cash Collateral effective.

            (d) Any release or subordination of Collateral made in compliance with the provisions of this Section 11.4 shall be deemed not to impair the Security Interests in contravention of the provisions of this Indenture.

        Section 11.5 Substitute Collateral Other Than Cash Collateral.

            (a) The Company (or with respect to releases under the Security Documents, the grantor of the security interest thereunder) may, at its option, obtain a release of Collateral by subjecting other proposed Collateral to the respective Security Interests in place of and in exchange for such Collateral to be released, all in accordance with the provisions and conditions of Section
11.4 and this Section 11.5. The Trustee shall not be bound to ascertain or inquire as to the Company's (or with respect to substitutions of Collateral under the Security Documents, the applicable grantor's) title in and to any such Substitute Collateral or as to the existence of any Liens or encumbrances on any such Substitute Collateral.

            (b) The Company (or with respect to substitutions of Collateral under the Security Documents, the grantor of the security interest) may substitute Collateral pursuant to this Section 11.5, if all of the following conditions are met:

                (1) the Company (or with respect to substitutions of Collateral under the Security Documents, the grantor of the security interest) complies with Section 11.4(a) and the Company (or with respect to substitutions of Collateral under the Security Documents, the grantor of the security interest) delivers a Release Request to the Trustee stating, in addition to the other requirements of Section 11.4, that the Company (or with respect to substitutions of Collateral under the Security Documents, the grantor of the security interest), as the case may be, intends to substitute the Property specifically described therein for the Collateral specifically described therein;

                (2) the fair value of the proposed Substitute Collateral is at least equal to the fair value of the Collateral to be released and, if and only if the fair value of Collateral to be released, and the fair value of all other Collateral released without an Appraisal pursuant to this Section 11.5 during the then current calendar year exceeds 10% of the aggregate principal amount of the Notes, the Company shall deliver to the Trustee an Appraisal stating that the Appraised Value of the real property Collateral to be released or the dollar amount of the cash collateral to be released is less than or equal to the Appraised Value of such proposed Substitute Collateral; and

                (3) as of the date of the release of the Collateral to be released, the Security Interests in the Substitute Collateral are effective pursuant to the Security Documents and Section 11.2, duly perfected and subject to no prior Security Interests other than Permitted Liens.

            (c) Any release of Collateral made in compliance with the provisions of this Section 11.5 shall be deemed not to impair the Security Interests in contravention of the provisions of this Indenture.

            (d) Notwithstanding anything to the contrary in this Section 11.5, the Company shall not substitute the Delayed Coking Unit, the Fluid Catalytic Cracking Unit or the Crude Unit.

        Section 11.6 Release Upon Satisfaction and Discharge of this Indenture.

            (a) In the event that the Company delivers an Officers' Certificate certifying that all of the provisions of Section 8.2 have been satisfied, the Trustee shall disclaim and give up any and all rights it has in or to the Collateral, and any rights it has under the Security Documents (subject to Section 8.7).

            (b) Any release of Collateral made in compliance with the provisions of this Section 11.6 shall be deemed not to impair the Security Interests in contravention of the provisions of this Indenture.

        Section 11.7 Reliance on Opinion of Counsel. The Trustee shall, before taking any action under this Article XI, be entitled to receive an Opinion of Counsel at the expense of the Company, stating the legal effect of such action, and that such action will not be in contravention of the provisions hereof, and such opinion shall be full protection to the Trustee for any action taken or omitted to be taken in reliance thereon; provided that the Trustee's action under this Article XI shall at all times be and remain subject to its duties and protections under Article VII.

        Section 11.8 Purchaser May Rely. A purchaser in good faith of the Collateral or any part thereof or interest therein which is purported to be transferred, granted or released by the Trustee as provided in this Article XI
(i) shall not be obligated to ascertain the validity of the transfer, grant or release, and may rely on the authority of the Trustee to execute the document evidencing such transfer, grant or release, (ii) shall not be obligated to inquire as to the satisfaction of any conditions precedent to the exercise of such authority, and
(iii) shall not be obligated to determine whether the application of the purchase price therefor complies with the terms hereof.

        Section 11.9 Payment of Expenses. Without limiting Section 7.7, on demand of the Trustee, the Company forthwith shall pay or satisfactorily provide for all reasonable expenditures incurred by the Trustee under this Article XI (including the reasonable fees and expenses of counsel). In the event that the Company (or with respect to any Security Documents, the grantor of the security interest thereunder) makes a Release Request more often than once a month, the Trustee and the Company shall negotiate an additional reasonable fee for each such request. All such sums referred to in this Section 11.9 shall be a Lien upon the Collateral and shall be secured thereby.

        Section 11.10 Trustee's Duties. The powers and duties conferred upon the Trustee by this Article XI are solely to protect the Security Interests and shall not impose any duty upon the Trustee to exercise any such powers except as expressly provided in this Indenture. The Trustee shall be under no duty to the Company (or with respect to any Security Documents, the grantor of the security interest thereunder) whatsoever to make or give any presentment, demand for performance, notice of non-performance, protest, notice of protest, notice of dishonor, or other notice or demand in connection with any Collateral, or to take any steps necessary to preserve any rights against prior parties except as expressly provided in this Indenture. The Trustee shall not be liable to the Company (or with respect to any Security Documents, the grantor of the security interest thereunder) for failure to collect or realize upon any or all of the Collateral, or for any delay in so doing, nor shall the Trustee be under any duty to the Company (or with respect to any Security Documents, the grantor of the security interest thereunder) to take any action whatsoever with regard thereto. The Trustee shall have no duty to the Company (or with respect to any Security Documents, the grantor of the security interest thereunder) to comply with any recording, filing, or other legal requirements necessary to establish or maintain the validity, priority or enforceability of the Security Interests in, or the Trustee's rights in or to, any of the Collateral.

        Section 11.11 Authorization of Actions to be Taken by the Trustee Under the Security Documents. The Trustee may, in its sole discretion and without the consent of the Holders, but subject to Article VII, take all actions it deems necessary or appropriate in order to (a) enforce or effect the Security Documents and (b) collect and receive any and all amounts payable in respect of the obligations of the Company hereunder in accordance with and to the extent provided in the Security Documents. Such actions shall include, but not be limited to, enforcing or effecting any term or provision of the Security Documents. Subject to the provisions of the Security Documents, the Trustee shall have the power to institute and to maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts which may be unlawful or in violation of the Security Documents or this Indenture, and such suits and proceedings as the Trustee may deem expedient to preserve or protect its interests and the interests of the Holders in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security hereunder or be prejudicial to the interests of the Holders or of the Trustee). In addition, the Trustee may act upon any Release Request by the Company (or with respect to any Security Documents, the grantor of the security interest thereunder) on behalf of the Company.

                                   ARTICLE XII

                                  MISCELLANEOUS

        Section 12.1 TIA Controls. If any provision of this Indenture limits, qualifies, or conflicts with the duties imposed by operation of the TIA, the imposed duties, upon qualification of this Indenture under the TIA, shall control.

        Section 12.2 Notices. Any notices or other communications to the Company or the Trustee required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

               if to the Company:

               TransAmerican Refining Corporation
               14902 River Road
               New Sarpy, LA 70078
               Telephone: (504) 764-8611
               Facsimile: (504) 764-2359
               Attention: Glenn McGinnis

               with a copy to:

               Gardere & Wynne, L.L.P.
               1601 Elm Street, Suite 3000
               Dallas, Texas  75201
               Telephone: (214) 999-3000
               Facsimile:  (214) 999-4667
               Attention:  C. Robert Butterfield

               if to the Trustee:

               The Bank of New York
               101 Barclay Street, 21 West
               New York, New York  10286
               Telephone: (212) 815-5359
               Facsimile:  (212) 815-5915
               Attention:  Corporate Trust Administration

               The Company or the Trustee by notice to each other party may designate additional or different addresses as shall be furnished in writing by such party. Any notice or communication to the Company or the Trustee shall be deemed to have been given or made as of the date so delivered, if personally delivered; when answered back, if telexed; when receipt is acknowledged, if telecopied; and five Business Days after mailing if sent by registered or certified mail, postage prepaid (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

               Any notice or communication mailed to DTC shall be mailed to DTC by first class mail or other equivalent means at his address as it appears on the registration books of the Registrar and shall be sufficiently given to him if so mailed within the time prescribed.

               Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. If a notice or communication is mailed in the manner provided above, it is duly given, regardless of whether the addressee receives it.

        Section 12.3 Communications by Holders with Other Holders. Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or the Notes. The Company, the Trustee, the Registrar and any other Person shall have the protection of TIA
Section 312(c).

        Section 12.4 Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

                (1) an Officers' Certificate (in form and substance reasonably satisfactory to the Trustee) stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                (2) an Opinion of Counsel (in form and substance reasonably satisfactory to the Trustee) stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

        Section 12.5 Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

                (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                (3) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether such covenant or condition has been complied with; and

                (4) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with; provided, however, that with respect to matters of fact an Opinion of Counsel may rely on an Officers' Certificate or certificates of public officials.

        Section 12.6 Rules by Trustee, Paying Agent, Registrar. The Trustee may make reasonable rules for action by or at a meeting of Noteholders. The Paying Agent or Registrar may make reasonable rules for its functions.

        Section 12.7 Legal Holidays. A "LEGAL HOLIDAY" used with respect to a particular place of payment is a Saturday, a Sunday or a day on which banking institutions at such place are not required to be open. If a payment date is a Legal Holiday at such place, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

        Section 12.8 Governing Law. THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. INSOFAR AS THIS INDENTURE RELATES TO THE MORTGAGE OR THE CREATION, PERFECTION OR FORECLOSURE OF LIENS AND THE ENFORCEMENT OF RIGHTS AND REMEDIES AGAINST THE COLLATERAL UNDER THE SECURITY DOCUMENTS, IT SHALL BE GOVERNED BY THE LAWS OF THE JURISDICTION SPECIFIED IN SUCH DOCUMENTS. THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE AND THE NOTES AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT THEY MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, TRIAL BY JURY AND ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE TRUSTEE OR ANY NOTEHOLDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

        Section 12.9 No Adverse Interpretation of Other Agreements. This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any of its Subsidiaries. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

        Section 12.10 No Recourse against Others. A director, officer, employee, stockholder or incorporator, as such, of the Company or any of its Subsidiaries shall not have any liability for any obligations of the Company or such Subsidiary under the Notes or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creations. Each Noteholder by accepting a Note waives and releases all such liability. Such waiver and release are part of the consideration for the issuance of the Notes.

        Section 12.11 Successors. All agreements of the Company in this Indenture and the Notes shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

        Section 12.12 Duplicate Originals. All parties may sign any number of copies or counterparts of this Indenture. Each signed copy or counterpart shall be an original, but all of them together shall represent the same agreement.

        Section 12.13 Severability. In case any one or more of the provisions in this Indenture or in the Notes shall be held invalid, illegal or unenforceable, in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions shall not in any way be affected or impaired thereby, it being intended that all of the provisions hereof shall be enforceable to the full extent permitted by law.

        Section 12.14 Table of Contents, Headings, Etc. The Table of Contents, Cross-Reference Table and headings of the Articles and the Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

                                   SIGNATURES

               IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.

                                       TRANSAMERICAN REFINING CORPORATION


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


[Seal]


Attest:

-----------------------------------

                                       THE BANK OF NEW YORK, as Trustee


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                    EXHIBITS

Exhibit A         -   Form of Note

Exhibit B         -   Certificate of Transferor

Exhibit C         -   Form of Mortgage

Exhibit D         -   Form of Security Agreement

Exhibit E         -   Company's Board Resolutions

Exhibit F         -   Form of Construction Collateral and Disbursement Agreement

                                                                       EXHIBIT A

                          (FACE OF SENIOR SECURED NOTE)

[UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TRUST COMPANY (THE "DEPOSITORY") TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY OR BY THE DEPOSITORY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITORY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITORY. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.](1)

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. THE HOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE, PRIOR TO THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD THAT MAY HEREAFTER BE PROVIDED UNDER RULE 144(K) AS PERMITTING RESALES BY NON-AFFILIATES OF RESTRICTED SECURITIES WITHOUT RESTRICTION) AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF SUCH
NOTE) ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE

-----------

(1) This paragraph should be included only if the Note is issued in global form.

SECURITIES ACT, (E) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(A)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS PURCHASING THE NOTE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THIS
NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE TRUSTEE.

                                 [FORM OF NOTE]

                       TRANSAMERICAN REFINING CORPORATION

                        15% SENIOR SECURED NOTE DUE 2003

No.__________ $________                                     CUSIP_______________

               TransAmerican Refining Corporation, a Texas corporation (hereinafter called the "COMPANY," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to ____________________________, or registered assigns, the principal sum of ________________ Dollars, on December 1, 2003.

               Interest Payment Dates: June 1 and December 1, commencing [_____]

               Record Dates: May 15 and November 15

               Reference is made to the further provisions of this Note on the reverse side, which will, for all purposes, have the same effect as if set forth at this place.

               IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.

                                       TRANSAMERICAN REFINING CORPORATION

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------



                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


Trustee's Certificate of Authentication:

This is one of the Notes referred to in the within-mentioned Indenture:

_______________________________, as Trustee



By:
   --------------------------------
   Authorized Signature

Dated:

                                 (BACK OF NOTE)

                       TRANSAMERICAN REFINING CORPORATION

                        15% SENIOR SECURED NOTE DUE 2003

1.      Interest.

               TransAmerican Refining Corporation, a Texas corporation (the "COMPANY"), promises to pay interest on the principal amount of this Note at a rate of 15% per annum. To the extent it is lawful, the Company promises to pay interest on any interest payment due but unpaid on such principal amount at a rate of 2% per annum compounded semi-annually. On each Interest Payment Date through and including December 1, 2000, the Company may, at its option and in its sole discretion, in lieu of the payment of interest in cash on the Notes, pay interest on all outstanding Notes in whole, but not in part, through the issuance of PIK Notes, in denominations (rounded, if necessary to the nearest dollar) of $1 and integral multiples thereof, in an aggregate principal amount equal to the amount of interest that would be payable with respect to such Notes, if such interest were paid in cash. The Company shall notify the Holders and the Trustee in writing of its election to pay interest through the issuance of PIK Notes not less than 10 nor more than 45 days prior to the record date for an Interest Payment Date on which PIK Notes will be issued. The Company may, at its option and in its sole discretion, issue Additional Notes, in denominations (rounded, if necessary to the nearest dollar) of $1 and integral multiples thereof, in an aggregate principal amount of up to $150,000,000. The Company shall notify the Holders and the Trustee in writing of any issuance of Additional Notes not less than 10 days prior to the date on which Additional Notes will be issued.

               Each PIK Note or Additional Note is an additional obligation of the Company and shall be governed by, and entitled to the benefits of, and shall be subject to the terms of, this Agreement and shall rank pari passu with and be subject to the same terms (including the interest rate from time to time payable thereon) as any other Note (except, as the case may be, with respect to the issuance date and aggregate principal amount).

               The Company will pay interest semi-annually on June 1 and December 1 of each year (each, an "INTEREST PAYMENT DATE"), commencing [________]. Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of issuance of the Notes. Interest on the Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months.

2.      Method of Payment.

               The Company shall pay interest on the Notes (except defaulted interest) to the Persons who are the registered Holders at the close of business on the Record Date immediately preceding the Interest Payment Date. Holders must surrender Notes to a Paying Agent to collect principal payments. Except as provided below, the Company shall pay principal and interest in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts ("U.S. LEGAL TENDER"). However, the Company may pay principal and interest by wire transfer of Federal funds, or interest by its check payable in such U.S. Legal Tender or, to the extent provided above, by issuance of PIK Notes. The Company shall deliver any such interest payment to the Paying Agent who shall remit such payment to a Holder at the Holder's registered address.

3.      Paying Agent and Registrar.

               Initially, The Bank of New York (the "TRUSTEE") will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Holders. The Company or an Affiliate of it may, subject to certain exceptions, act as Paying Agent, Registrar or co-Registrar.

4.      Indenture.

               The Company issued the Notes under an Indenture, dated as of December __, 1998 (the "INDENTURE"), between the Company and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect on the date of the Indenture. The Notes are subject to all such terms, and Holders of Notes are referred to the Indenture and said Act for a statement of them. The Notes are senior secured obligations of the Company limited in aggregate principal amount to $300,000,000 plus the principal amount of any PIK Notes.

5.      Optional Redemption.

               The Notes may be redeemed in whole or from time to time in part at any time at the option of the Company, at par, in each case, together with any accrued but unpaid interest to the Redemption Date. Any such redemption will comply with Article III of the Indenture.

6.      Notice of Redemption.

               Notice of redemption will be mailed by first class mail at least 15 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at his registered address. Notes in denominations larger than $1,000 may be redeemed in part.

               Except as set forth in the Indenture, from and after any Redemption Date, if monies for the redemption of the Notes called for redemption shall have been deposited with the Paying Agent on such Redemption Date the Notes called for redemption will cease to bear interest and the only right of the Holders of such Notes will be to receive payment of the Redemption Price and any accrued and unpaid interest to the Redemption Date.

7.      Denominations; Transfer; Exchange.

               The Notes are in registered form, without coupons, in denominations of $1 and integral multiples thereof. A Holder may register the transfer of, or exchange Notes in accordance with, the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Notes selected for redemption.

 8.     Persons Deemed Owners.

               The registered Holder of a Note may be treated as the owner of it for all purposes.

 9.     Unclaimed Money.

               If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent(s) will pay the money back to the Company at its written request. Thereafter, all liability of the Trustee and such Paying Agent(s) with respect to such money shall cease.

10.     Discharge Prior to Redemption or Maturity.

               If the Company at any time deposits into an irrevocable trust with the Trustee U.S. Legal Tender or U.S. Government Obligations sufficient to pay the principal of and interest on the Notes to redemption or maturity and complies with the other provisions of the Indenture relating thereto, the Company will be discharged from certain provisions of the Indenture and the Notes (including the financial covenants, but excluding its obligation to pay the principal of and interest on the Notes).

11.     Amendment; Supplement; Waiver.

               Subject to certain exceptions, the Indenture or the Notes may be amended or supplemented with the written consent of the Majority Holders, and any existing Default or Event of Default or compliance with any provision may be waived with the consent of the Majority Holders. Without notice to or consent of any Holder, the parties thereto may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency (provided such amendment or supplement does not adversely affect the rights of any Holder of a Note).

12.     Restrictive Covenants.

               The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to, among other things, Incur additional Debt or issue Disqualified Capital Stock, make payments in respect of its Capital Stock, enter into transactions with Related Persons, incur Liens, merge or consolidate with any other Person and sell, lease, transfer or otherwise dispose of substantially all of its properties or assets. The limitations are subject to a number of important qualifications and exceptions. The Company must deliver a quarterly report to the Trustee on compliance with such limitations.

13.     Successors.

               When a successor assumes all the obligations of its predecessor under the Notes and the Indenture, the predecessor will be released from those obligations.

14.     Defaults and Remedies.

               If an Event of Default occurs and is continuing, the Trustee or the Majority Holders may declare all the Notes to be due and payable immediately in the manner and with the effect provided in the Indenture. Holders of Notes may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Majority Holders may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders of Notes notice of any continuing Default or Event of Default (except a Default in payment of principal, premium, if any, or interest, including a Default at any Maturity Date), if it determines that withholding notice is in their interest.

15.     No Recourse Against Others.

               No stockholder, director, officer, employee or incorporator, as such, past, present or future, of the Company or any of its Subsidiaries or any successor corporation shall have any liability for any obligation of the Company or such Subsidiary under the Notes or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation.

               Each Holder of a Note by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes.

16.     Authentication.

               This Note shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on the other side of this Note.

17.     Abbreviations and Defined Terms.

               Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Indenture.

18.     CUSIP Numbers.

               Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Notes as a convenience to the Holders of the Notes. No representation is made as to the accuracy of such numbers as printed on the Notes and reliance may be placed only on the other identification numbers printed hereon.

19.     Holders' Compliance with Registration Rights Agreement.

               Each Holder of a Note, by his acceptance thereof, acknowledges and agrees to the provisions of the Registration Rights Agreement, dated as of December __, 1998, between the Company and the initial Holders (the "REGISTRATION RIGHTS AGREEMENT"), including but not limited to the obligations of the Holders with respect to a registration and the indemnification of the Company and the Purchasers (as defined therein) to the extent provided therein.

               The Company shall furnish to any Holder upon written request and without charge a copy of the Indenture and/or the Registration Rights Agreement. Requests may be made to:

               TransAmerican Refining Corporation
               14902 River Road
               New Sarpy, LA 70078
               Telephone: (504) 764-8611
               Facsimile: (504) 764-2359
               Attention: Glenn McGinnis.

                                 ASSIGNMENT FORM

                  To assign this Note, fill in the form below:
                 (I) or (we) assign and transfer this Note to .

                 (Insert assignee's soc. sec. or tax I.D. No. )

-------------------------------------------------------------------------------.

-------------------------------------------------------------------------------.

-------------------------------------------------------------------------------.

-------------------------------------------------------------------------------.

              (Print or type assignee's name, address and zip code)

and irrevocably appoint________________________________________________________
agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:

Signature

------------------------------------------
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee*

------------------------------------------

* NOTICE: The signature must be guaranteed by an institution which is a member of one of the following recognized signature guarantee programs:

(1)     The Securities Transfer Agents Medallion Program (STAMP);

(2)     The New York Stock Exchange Medallion Stamp Program (MSP);

(3)     The Stock Exchange Medallion Program (SEMP).

                   SCHEDULE OF EXCHANGES OF DEFINITIVE NOTES(2)


               The following exchanges of a part of this Global Note for Definitive Notes have been made:


                      Amount of          Amount of
                      decrease in        increase in        Principal Amount    Signature of
                      Principal Amount   Principal Amount   of this Global      authorized
                      of this Global     of this Global     Note decrease (or   signatory of
Date of Exchange      Note               Note               increase)           Trustee








---------------

(2) This should be included only if the Note is issued in global form.

                                                                       EXHIBIT B

          CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR REGISTRATION OF
                        TRANSFER OF SENIOR SECURED NOTES

Re: [Series A] [Series B] 15% Senior Secured Notes due 2003 (the "NOTES") of TransAmerican Refining Corporation.

This Certificate relates to $_______________ principal amount of Notes held in
* [ ] book-entry or * [ ] definitive form by
________________________________________ (the "TRANSFEROR").

The Transferor, by written order, has requested the Trustee:


[ ] to deliver in exchange for its beneficial interest in the Global Notes held by the depository, a Note or Notes in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Note (or the portion thereof indicated above); or

[ ] to exchange or register the transfer of a Note or Notes. In connection with such request and in respect of each such Note, the Transferor does hereby certify that Transferor is familiar with the Indenture relating to the above captioned Notes and, the transfer of this Note does not require registration under the Securities Act of 1933, as amended (the "SECURITIES ACT"), because such Note:

[ ]     is being acquired for the Transferor's own account, without transfer;

[ ]     is being transferred pursuant to an effective registration statement;

[ ] is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act), in reliance on such Rule 144A;

[ ] is being transferred pursuant to an exemption from registration in connection with Rule 904 under the Securities Act;**

[ ]     is being transferred pursuant to Rule 144 under the Securities Act;** or

[ ] is being transferred pursuant to another exemption from the registration requirements of the Securities Act (explain:
        ______________________________________________).**
                 [INSERT NAME OF TRANSFEROR]


Date:___________________________            By:_________________________________

---------------

*       Check applicable box.

** If this box is checked, this certificate must be accompanied by an opinion of counsel to the effect that such transfer is in compliance with the Securities Act.